UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934


Check the appropriate box:

[ _ ]   Preliminary Information Statement
[ _ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ X ]   Definitive Information Statement

                      Fit For Business International, Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ]   No fee required.
[ _ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

        1)   Title of each class of securities to which transaction applies:

        2)   Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        4)   Proposed maximum aggregate value of transaction:

        5)   Total fee paid:

[ _ ]   Fee paid previously with preliminary materials.
[ _ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)   Amount Previously Paid:

        2)   Form, Schedule or Registration Statement No.:

        3)   Filing Party:

        4)   Date Filed:

                      Fit For Business International, Inc.
                               9900 Research Drive
                                Irvine, CA 92618



                                February 26, 2008


To:      The holders of the Common Stock of Fit For Business International, Inc.

         Re:   Action by Written Consent in Lieu of Meeting of Stockholders
               ------------------------------------------------------------

         This Information Statement is furnished by the Board of Directors of Fit For Business International, Inc., a Nevada corporation (the "Company"), to holders of record of the Company's common stock, $0.001 par value per share, at the close of business on February 25, 2008. The purpose of this Information Statement is to inform the Company's stockholders of certain actions taken by the written consent of the holders of a majority of the Company's common stock, dated as of February 14, 2008. This Information Statement shall be considered the notice required under Section 78.370 of the Nevada Revised Statutes.

         The actions taken by the Company's stockholders will become effective shortly before or after the consummation of an acquisition or merger with a future, as yet unidentified, company or companies, and are more fully described in the Information Statement accompanying this Notice.

         This is not a notice of a special meeting of stockholders and no stockholder meeting will be held to consider any matter that will be described herein.



                                          By Order of the Board of Directors



                                           /s/ Adele Ruger
                                          -------------------------------------
                                          Adele Ruger, President


February 26, 2008
Irvine, California



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


                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT


                                  INTRODUCTION

         This Information Statement is being mailed or otherwise furnished to the holders of the Company's common stock, par value $0.001 per share (the "Common Stock") by the Board of Directors to notify them about certain actions that the holders of a majority of the Company's outstanding Common Stock have taken by written consent, in lieu of a special meeting of the stockholders. The actions were taken on February 14, 2008.

         Copies of this Information Statement are first being sent on or before February 29, 2008 to the holders of record on February 25, 2008 of the outstanding shares of the Company's Common Stock.

General Information

         Stockholders of the Company owning a majority of the Company's outstanding Common Stock have approved the following actions (the "Actions") by written consent dated February 14, 2008, in lieu of a special meeting of the stockholders:

         1. The prospective amendment to the Certificate of Incorporation of the Company to change the Company's name to a name selected by the Company's Board of Directors.

         2. The prospective amendment to the Certificate of Incorporation of the Company to effectuate a reverse stock split of the issued and outstanding shares of Common Stock at a ratio of up to 1-for-250 shares.

         3. The prospective amendment to the Certificate of Incorporation of the Company to increase the authorized Common Stock from One Hundred Million (100,000,000) shares to Three Hundred Million (300,000,000) shares, with a par value of $0.001 per share.

         4. The possible sale of substantially all of the Company's assets to Mr. Mark Poulsen, the Company's former Chief Executive Officer, President, Chairman of the Board of Directors, and majority shareholder, if the Company elects to exercise its option under the Subsidiary Acquisition Option Agreement dated February 11, 2008, to sell its wholly-owned subsidiary, Fit For Business (Australia) Pty Limited, to Mr. Mark Poulsen.

         5. The ratification of the Company's issuance of 70,000,000 shares of common stock to Mr. Mark Poulsen, the Company's former Chief Executive Officer, President, Chairman of the Board of Directors, and majority shareholder, for failing to provide Mr. Poulsen with validly issued preferred stock and in exchange for Mr. Poulsen agreeing to extinguish and waive any and all of his rights and claims to $134,176 in debt collectively owed by the Company to two entities controlled by Mr. Poulsen.

         The Company anticipates that the Actions will become effective shortly before or after the consummation of an acquisition or merger with a future, as yet unidentified, company or companies.

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

         The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Dissenters' Right of Appraisal

         No dissenters' or appraisal rights under the Nevada Revised Statutes ("NRS") are afforded to the Company's stockholders as a result of the approval of the Actions.

Vote Required

         The vote which was required to approve the above Actions was the affirmative vote of the holders of a majority of the Company's voting stock. Each holder of Common Stock is entitled to one (1) vote for each share of Common Stock held.

         The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, was the close of business on February 25, 2008 (the "Record Date"). As of the Record Date, the Common Stock was the Company's only issued and outstanding class of voting stock. As of the Record Date, the Company had outstanding 98,280,006 shares of Common Stock. Holders of the Common Stock have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Standard Transfer & Trust Company, Inc., 2980 South Rainbow Blvd., Suite 220H, Las Vegas, NV 98146, telephone (702) 212-3493.

Vote Obtained - Section 78.320 Nevada Revised Statutes

         NRS 78.320 provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting.

         In order to eliminate the costs and management time involved in soliciting and obtaining proxies to approve the Actions and in order to effectuate the Actions as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company. The consenting shareholders and their respective approximate ownership percentage of the voting stock of the Company, which total in the aggregate 85.5% of the outstanding voting stock, are as follows: Route 32, LLC (85.5%).

         Pursuant to NRS 78.370, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice.

Change in Control of the Company

         Pursuant to Item 6(e) of Schedule 14A of the Securities Exchange Act of 1934, as amended, the Company has experienced a change of control since the beginning of its last fiscal year. On January 16, 2008, the Company and Mark Poulsen, Karen Poulsen, and Kamaneal Investments Pty Ltd ATF The Poulsen Family Trust entered into an Agreement for the Purchase of Stock (the "Purchase Agreement") with Route 32, LLC, a New York limited liability company ("Route 32"), whereby Route 32 acquired 84,080,000 shares of common stock of the

Company, representing 85.5% of the total issued and outstanding shares of voting stock of the Company. In conjunction with the Purchase Agreement, Adele Ruger, the managing member of Route 32, was appointed as the Company's sole officer and director.

                                   ACTION ONE
                            THE NAME CHANGE AMENDMENT

General

         On February 14, 2008, the Board of Directors of the Company approved, declared it advisable and in the Company's best interest, and directed that there be submitted to the holders of a majority of the Company's common stock for approval, the prospective amendment to the First Article of the Company's Articles of Incorporation to change the name of the Company to a name selected by the Company's Board of Directors (the "Name Change Amendment"). On February 14, 2008, stockholders of the Company, owning a majority of the Company's outstanding voting stock (the "Majority Stockholders"), approved the Name Change Amendment by written consent, in lieu of a special meeting of the stockholders.

         The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company's best interests to authorize and approve the Name Change Amendment in order to provide the Company with flexibility with respect to changing the Company's name to more accurately reflect potential changes in the Company's business focus and to reduce the time involved to complete an acquisition or merger with a future, as yet unidentified, company or companies.

         The Name Change Amendment, a copy of which is attached to this Information Statement as Exhibit A, will be filed with the Nevada Secretary of State shortly before or after the consummation of an acquisition or merger with a future, as yet unidentified, company or companies.

                                   ACTION TWO
                   AMENDMENT TO EFFECTUATE REVERSE STOCK SPLIT

General

         On February 14, 2008, the Board of Directors of the Company approved, declared it advisable and in the Company's best interest and directed that there be submitted to the holders of a majority of the Company's voting stock for approval, the prospective amendment to the Fourth Article of the Company's Articles of Incorporation to effectuate a reverse stock split of the issued and outstanding shares of common stock of the Company at a ratio of up to 1-for-250 shares (the "Reverse Split Amendment"). Fractional shares will be rounded up to the next whole share. On February 14, 2008, the Majority Stockholders approved the Reverse Split Amendment by written consent, in lieu of a special meeting of the stockholders.

Reasons for the Reverse Split Amendment

         The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company's best interest to effectuate a reverse stock split of the issued and outstanding shares of Common Stock at a ratio of up to 1-for-250 shares (the "Reverse Split") to attract additional capital and to reduce the time involved and provide the Company with flexibility with respect to creating an optimal capital structure to complete an acquisition or merger with a future, as yet unidentified, company or companies.

         In approving the Reverse Split, the Board of Directors and the Majority Stockholders also considered certain factors concerning the Common Stock, including:

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

    o    because of their increased volatility:

         o    some investors are reluctant to purchase lower priced securities;
         o brokerage firms are generally reluctant to recommend lower priced securities to their clients; and
         o most investment funds are reluctant to invest in lower priced securities; moreover, many funds are not permitted by their investment guidelines to invest in lower priced securities;

    o investors may also be dissuaded from purchasing lower priced securities because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks; and
    o lower priced securities attract less research analyst coverage than higher priced securities.

         The Company believes that the Reverse Split may improve the level and stability of the common stock trading price, and that a higher share price could help generate additional interest in the Company.

Potential Risks of the Reverse Split

         The effect of the Reverse Split on the market price for the Company's Common Stock cannot be predicted, and the performance history of similar stock splits for companies in like circumstances is varied. There can be no assurance that the Company's Common Stock will continue to trade at least in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split or that the market price of the post-split common stock can be maintained. The market price of the Company's Common Stock will also be based on its financial performance, market conditions, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding.

Effects of the Reverse Split

         General. A reverse stock split is a reduction in the number of outstanding shares of a class of a corporation's capital stock, which may be accomplished by the Company, in this case, by reclassifying and converting all outstanding shares of the Company's common stock into a proportionately fewer number of shares of Common Stock. For example, upon implementation of a reverse split at a ratio of 1-for-10 shares, a stockholder holding 1,000 shares of the Company's common stock before the reverse split would hold 100 shares of the Company's Common Stock after the reverse split. Each stockholder's proportionate ownership of the issued and outstanding shares of the Company's Common Stock would remain the same, except for minor changes that may result from rounding fractional shares up to the next whole share. Outstanding shares of new common stock resulting from the Reverse Split will remain fully paid and non-assessable.

         Fractional Shares. The Company will not issue fractional shares in connection with the Reverse Split. Instead, any fractional share that results from the Reverse Split will be rounded up to the next whole share. The Company is doing this to avoid the expense and inconvenience of issuing and transferring fractional shares of the Company's Common Stock as a result of the stock split. The shares issued upon such rounding do not represent separately bargained for consideration.

         Accounting Matters. The Reverse Split will not affect the par value of the Company's Common Stock. As a result, on the effective date of the Reverse Split, if the reverse split ratio were 1-for-10, the stated capital on the Company's balance sheet attributable to Common Stock would be reduced from its present amount by a fraction that equals one divided by ten, and the additional paid-in capital account would be credited with the amount by which the stated capital was reduced. The per share net income or loss and net book value per share would be increased because there would be fewer shares.

         Effect on Authorized and Outstanding Shares. Based on the shareholders as of February 25, 2008, if the reverse split ratio were 1-for-250, the maximum amount, there would be approximately 393,121 shares of Common Stock issued and outstanding and held by approximately 78 shareholders of record following the Reverse Split. As a result of the Reverse Split, the number of shares of common stock issued and outstanding would be reduced to the approximate number of shares of Common Stock issued and outstanding immediately prior to the effectiveness of the Reverse Split divided by 250.

         The number of shares of Common Stock underlying any stock options would be divided by 250 for each award (with any fractional amount disregarded) and the exercise price per share would be increased by multiplying by 250.

         There will be no change to the number of authorized shares of our Common Stock or preferred stock as a result of the Reverse Split; However, the Increase in Authorized Amendment described in Action Three herein will increase the authorized shares of Common Stock.

         With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of Common Stock prior and subsequent to the Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of stockholders, or any aspect of the Company's business would materially change, solely as a result of the Reverse Split. The Reverse Split will be effectuated simultaneously for all of the Company's Common Stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company or proportionate voting power, except for minor changes that may result from rounding fractional shares up to the next whole share.

         Increase of Shares of Common Stock Available for Future Issuance. As a result of the Reverse Split, there will be a reduction in the number of shares of Common Stock issued and outstanding and an associated increase in the number of authorized shares that would be unissued and available for future issuance after the Reverse Split. The increase in available shares could be used for any proper corporate purpose approved by the Board of Directors, including, among other purposes, future financing transactions and acquisitions.

         Effectiveness of the Reverse Split. The Reverse Split will become effective upon the filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Nevada (the form of which is attached hereto as Exhibit A). The filing is expected to occur after this Information Statement is declared effective by the SEC and shortly before or after the consummation of an acquisition or merger with a future, as yet unidentified, company or companies.

         Tax Consequences of the Reverse Split. The following discussion summarizing material federal income tax consequences of the Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to stockholders. This discussion does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders should consult their own tax advisors to determine the particular consequences to them.

         The receipt of the Common Stock following the effective date of the Reverse Split, solely in exchange for the Common Stock held prior to the Reverse Split, will not generally result in recognition of gain or loss to the stockholders. The aggregate tax basis of the post-split shares received in the

Reverse Split (including any fraction of a new share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the pre-split shares exchanged therefore, and the holding period of the post-split shares received in the Reverse Split will include the holding period of the pre-split shares surrendered therein.

         No gain or loss will be recognized by the Company as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES.

AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE
FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE, LOCAL, AND, IF APPLICABLE, FOREIGN TAX RETURNS.

Share Certificates

         Following the Reverse Split, the share certificates you now hold will continue to be valid and will evidence your ownership in post-split shares of Common Stock. Going forward, following the effective date of the Reverse Split, new shares of common stock issued will reflect the Reverse Split, but this in no way will affect the validity of your current share certificates. However, after the effective date of the Reverse Split, those stockholders who wish to obtain new certificates should contact the exchange agent at:

         Standard Transfer & Trust Company, Inc.
         2980 South Rainbow Blvd., Suite 220H
         Las Vegas, NV 98146
         Phone: (702) 212-3493

         Many stockholders hold some or all of their shares electronically in book-entry form either through a representative broker-dealer or through the direct registration system for securities. If you hold registered shares in a book-entry form, you do not need to take any action to receive your post-split shares or your cash payment in lieu of any fractional share interest, if applicable. If you are entitled to post-split shares, a transaction statement will automatically be sent to your address of record by either your broker (if you hold your shares through a broker) or the exchange agent indicating the number of shares you hold.

                                  ACTION THREE
                     AMENDMENT TO INCREASE AUTHORIZED SHARES

General

         On February 14, 2008, the Board of Directors of the Company approved, declared it advisable and in the Company's best interest and directed that there be submitted to the holders of a majority of the Company's voting stock for approval, the prospective amendment to the Fourth Article of the Company's Articles of Incorporation to increase the authorized common stock from 100,000,000 shares, par value $0.001, to 300,000,000 shares, par value $0.001
(the "Increase in Authorized Amendment"). On February 14, 2008, the Majority Stockholders approved the Increase in Authorized Amendment by written consent, in lieu of a special meeting of the stockholders.

Reasons for the Increase in Authorized Amendment

         Currently, the Company is authorized to issue 100,000,000 shares of Common Stock. Of the 100,000,000 shares of Common Stock authorized, as of the Record Date, there were 98,280,006 shares of Common Stock issued and outstanding and no shares of Common Stock reserved for issuance upon the exercise of outstanding options, including, without limitation, the benefit plans of the Company. Consequently, the Company has approximately 1,719,994 shares of Common Stock available for general corporate purposes. After giving effect to the Reverse Split Amendment set forth in Action Two, the Company may have up to 99,600,000 shares of Common Stock available to be issued.

         As a general matter, the Board of Directors does not believe the currently available number of unissued shares of Common Stock is an adequate number of shares to assure that there will be sufficient stock available for issuance in connection with possible future acquisitions, equity and equity-based financings, possible future awards under employee benefit plans, stock dividends, stock splits, and other corporate purposes. Therefore, the Board of Directors and Majority Stockholders approved the increase in authorized shares of Common Stock as a means of providing the Company with the flexibility to act with respect to the issuance of Common Stock or securities exercisable for, or convertible into, Common Stock in circumstances which they believe will advance the interests of the Company and its stockholders without the delay of seeking an amendment to the Certificate of Incorporation at that time.

         The Board of Directors is considering, and will continue to consider, various financing options, including the issuance of Common Stock or securities convertible into Common Stock from time to time to raise additional capital necessary to support future growth of the Company. As a result of the Increase in Authorized Amendment, the Board of Directors will have more flexibility to pursue opportunities to engage in possible future capital market transactions involving Common Stock or securities convertible into Common Stock, including, without limitation, public offerings or private placements of such Common Stock or securities convertible into Common Stock.

         In addition, the Company's growth strategy may include the pursuit of selective acquisitions to expand its product base and geographic markets or to go into other business. The Company could also use the additional Common Stock for potential strategic transactions, including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations and investments.

Ability of the Board to Issue Stock; Certain Issuances Requiring Shareholder Approval

         The additional shares of Common Stock authorized by the Increase in Authorized Amendment may be issued for any proper purpose from time to time upon authorization by the Board of Directors, without further approval by the stockholders unless required by applicable law, rule or regulation, including, without limitation, rules of any trading market that the Company's Common Stock may trade at that time. Shares may be issued for such consideration as the Board of Directors may determine and as may be permitted by applicable law.

Interest of the Directors and Officers of the Company in the Increase in Authorized Amendment

         The current officers and directors of the Company and the officers and directors of the Company when the Increase in Authorized Amendment was approved by the Board of Directors do not have any substantial interest, direct or indirect, in the approval of the Increase in Authorized Amendment, other than as stockholders of the Company.

Effects of the Increase in Authorized Amendment

         The increase in authorized shares of Common Stock was not approved as a means of preventing or dissuading a change in control or takeover of the Company. However, use of these shares for such a purpose is possible. Authorized but unissued or unreserved shares of Common Stock, for example, could be issued in an effort to dilute the stock ownership and voting power of persons seeking to obtain control of the Company or could be issued to purchasers who would support the Board of Directors in opposing a takeover proposal. In addition, the increase in authorized shares of Common Stock may have the effect of discouraging a challenge for control or make it less likely that such a challenge, if attempted, would be successful. The Board of Directors and executive officers of the Company have no knowledge of any current effort to obtain control of the Company or to accumulate large amounts of Common Stock.

         The holders of Common Stock are not entitled to preemptive rights with respect to the issuance of additional Common Stock or securities convertible into or exercisable for Common Stock. Accordingly, the issuance of additional shares of Common Stock or such other securities might dilute the ownership and voting rights of stockholders.

         The holders of Common Stock will not realize any dilution in their percentage of ownership of our company or their voting rights as a result of the increase. However, issuances of significant numbers of additional shares of Common Stock in the future (i) will dilute stockholders' percentage ownership of our company and (ii) if such shares are issued at prices below what current stockholders paid for their shares, may dilute the value of current stockholders' shares.

         The Increase in Authorized Amendment does not change the terms of the Common Stock. The additional Common Stock for which authorization is sought will have the same voting rights and liquidation rights, the same rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized.

         It is anticipated that the Increase in Authorized Amendment will become effective upon the filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Nevada, the form of which is attached hereto as Exhibit A, which filing is expected to occur shortly before or after the consummation of an acquisition or merger with a future, as yet unidentified, company or companies.

Information Required by Item 13(a) of Schedule 14A

         This information is incorporated by reference from the Company's (i) Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2007, filed with the Commission on January 24, 2008, (ii) Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2007, filed with the Commission on November 29, 2007, (iii) Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 2007, filed with the Commission on November 13, 2007, and (iv) Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 2006, filed with the Commission on January 29, 2008, which are set forth in Exhibit C.

                                   ACTION FOUR
                                   ASSET SALE

General

         On February 14, 2008, the Board of Directors of the Company approved, declared it advisable and in the Company's best interest and directed that there be submitted to the holders of a majority of the Company's Common Stock for approval, the potential sale of substantially all of the Company's assets to Mark Poulsen, the Company's former Chief Executive Officer, President, Chairman of the Board of Directors, and majority shareholder, if the Company elects to exercise its option under the Subsidiary Acquisition Option Agreement dated February 11, 2008 (the "Option Agreement"), to sell its wholly-owned subsidiary, Fit For Business (Australia) Pty Limited ("FFB Australia"), to Mark Poulsen (the "Asset Sale"). On February 14, 2008, the Majority Stockholders approved the Asset Sale by written consent, in lieu of a special meeting of the stockholders

         Mark Poulsen is the Company's former Chief Executive Officer, President and Chairman of the Board of Directors, and as such, a conflict of interest may exist in the related-party transaction, which conflict of interest was waived by the Board of Directors and Majority Stockholders of the Company.

         The Board of Directors of the Company and the Majority Stockholders believe that it is advisable and in the Company's best interests to approve the Asset Sale to promote the interests of the Company's stockholders by selling potentially unprofitable assets in exchange for Mark Poulsen giving up his right to receive shares of common stock of the Company pursuant to the Option Agreement.

Transaction Information

Summary Term Sheet
------------------

         The material terms of the Asset Sale are as follows:

         o Under a Stock Purchase Agreement dated January 16, 2008 (the "Stock Purchase Agreement"), Mark Poulsen is entitled to receive Two Hundred Fifty Thousand (250,000) shares of the Company's common stock (the "Option Shares") if, within one year after the close of the transaction contemplated by the Stock Purchase Agreement the Company undergoes a restructuring involving a reverse stock split;
         o Under the Option Agreement, the Company has the option, in its sole discretion, to sell 100% of the issued and outstanding shares (the "Subsidiary Shares") of FFB Australia to Mark Poulsen in exchange for either the Option Shares if the shares have been issued, or in exchange for Mark Poulsen giving up his right to receive the Option Shares if the shares have not been issued;
         o The acquisition contemplated by the Stock Purchase Agreement closed on February 12, 2008. Consequently, Mark Poulsen's right to receive the Option Shares will expire on February 12, 2009, if the Company does not undergo a restructuring involving a reverse stock split prior to that date; and
         o The Subsidiary Shares and the Option Shares are currently held in escrow and the Option Shares will be delivered to the Company for the purchase of the Subsidiary Shares and the Subsidiary Shares will be delivered to Mark Poulsen, if the Company exercises its option to sell the Subsidiary Shares under the Option Agreement.

Contact Information
-------------------

         Fit For Business International, Inc. is located at 9900 Research Drive, Irvine, California 92618, telephone number (949) 635-1240.

         Mark Poulsen is located at 10/27 Mayneview Street, Milton Q 4064 Australia, telephone number: 0733673355.

Business Conducted
------------------

         Fit For Business International, Inc., through its wholly-owned subsidiary, FFB Australia, is in the development stage of providing products and services for: (i) corporate wellness programs which address business productivity, stress and absenteeism issues; (ii) living well programs directed primarily, but not exclusively, to individuals over 45 years of age; and, (iii) nutritional supplements manufactured and supplied by Herbalife Ltd.

Terms of the Transaction
------------------------

         (i)      A brief description of the transaction.

         Pursuant to Stock Purchase Agreement dated January 16, 2008 (the "Stock Purchase Agreement"), Mark Poulsen is entitled to receive Two Hundred Fifty Thousand (250,000) shares of the Company's common stock (the "Option Shares") if, within one year after the close of the transaction contemplated by the Stock Purchase Agreement, the Company undergoes a restructuring involving a reverse stock split. Under the Option Agreement, the Company has the option, in its sole discretion, to sell 100% of the issued and outstanding shares of Fit For Business (Australia) Pty Limited to Mark Poulsen, the Company's former Chief Executive Officer, President, Chairman of the Board of Directors, and majority shareholder, in exchange for either the Option Shares if the shares have been issued, or in exchange for Mark Poulsen giving up his right to receive the Option Shares if the shares have not been issued.

         (ii)     The consideration offered to security holders.

         Not Applicable.

         (iii)    The reasons for engaging in the transaction.

         The principal reason for engaging in the Asset Sale is to promote the interests of the Company's stockholders by selling potentially unprofitable assets in exchange for Poulsen's right to receive shares of Common Stock of the Company pursuant to the Option Agreement.

         (iv)     The vote required for approval of the transaction.

         The vote which is required to approve the Asset Sale is the affirmative vote of the holders of a majority of the Company's voting stock.

         (v) An explanation of any material differences in the rights of security holders as a result of the transaction, if material.

         There would be no differences in the rights of security holders as a result of the transaction.

         (vi) A brief statement as to the accounting treatment of the transaction, if material.

         The accounting treatment of the transaction is not material.

         (vii) The federal income tax consequences of the transaction, if material.

         The federal income tax consequences of the transaction are not material.

Regulatory approvals
--------------------

         No federal or state regulatory requirements must be complied with or approval obtained in connection with the Asset Sale.

Reports, opinions. appraisals
-----------------------------

         No reports, opinions or appraisals materially relating to the Asset Sale have been received from an outside party or are referred to in the Information Statement.

Past contacts, transactions or negotiations
-------------------------------------------

         Not Applicable.

Selected financial data
-----------------------

          This information is not required because the Company meets the definition of "small business issuer" under Rule 12b-2 of the Exchange Act and this disclosure item is not required by Regulation S-B.

Pro forma selected financial data
---------------------------------

         This information is not required because the Company meets the definition of "small business issuer" under Rule 12b-2 of the Exchange Act and this disclosure item is not required by Regulation S-B.


Pro forma information
---------------------

         (i)      Historical and Equivalent Pro Forma per Share Data of the
Company

----------------------------------------------------------------------------------------------------------------------
Items             FY-Ended 2003        FY-Ended 2004        FY-Ended 2005        FY-Ended 2006        FY-Ended 2007
-------------  -------------------  -------------------  -------------------  -------------------  -------------------
                             Pro                  Pro                  Pro                  Pro                  Pro
               Historical   Forma   Historical   Forma   Historical   Forma   Historical   Forma   Historical   Forma
-------------  ----------  -------  ----------  -------  ----------  -------  ----------  -------  ----------  -------
Book Value
per Share       $ (0.06)     $ -     $ (0.09)     $ -     $ (0.01)     $ -     $ (0.07)   $ (0.03)   $ 0.03      $ -
-------------  ----------  -------  ----------  -------  ----------  -------  ----------  -------  ----------  -------
Cash
Dividends
Declared
 per Common
Share             $ -        $ -       $ -        $ -       $ -        $ -       $ -        $ -        $ -       $ -
-------------  ----------  -------  ----------  -------  ----------  -------  ----------  -------  ----------  -------
Income (Loss)
from
Continuing
Operations
per Common
Share             $ -        $ -     $ (0.03)     $ -     $ (0.03)   $ (0.02)  $ (0.06)   $ (0.03)   $ 0.03     $0.02
----------------------------------------------------------------------------------------------------------------------


           ---------------------------- -------------------------------------
           Items                           6 Months ended December 31, 2007
           ---------------------------- -------------------------------------
                                                                   Pro
                                           Historical             Forma
           ---------------------------- ------------------ ------------------
           Book Value per Share                $ -                 $ -
           ---------------------------- ------------------ ------------------
           Cash Dividends Declared
            per Common Share                   $ -                 $ -
           ---------------------------- ------------------ ------------------
           Income (Loss) from
           Continuing Operations per
           Common Share                        $ -                 $ -
           ---------------------------- ------------------ ------------------


         (ii)     Historical and Equivalent Pro Forma per Share Data of Target
Company

         This item is not applicable because there is no target company.

Financial information
---------------------

         The information required by Article 11 of Regulation S-X with respect to the Asset Sale is attached hereto as Exhibit B.

Information about the Parties to the Transaction

         The information required by Part B of Form S-4 with respect to the Asset Sale is attached hereto as Exhibit C.

                                   ACTION FIVE
                         RATIFICATION OF STOCK ISSUANCE

General

         On December 31, 2007, the Board of Directors of the Company approved, declared it advisable and in the Company's best interest the issuance of 70,000,000 shares of common stock to Mr. Mark Poulsen, the Company's former Chief Executive Officer, President, Chairman of the Board of Directors, and majority shareholder, for failing to provide Mr. Poulsen with validly issued preferred stock and in exchange for Mr. Poulsen agreeing to extinguish and waive any and all of his rights and claims to $134,176 in debt collectively owed by the Company to two entities controlled by Mr. Poulsen (the "Stock Issuance"). On February 14, 2008, the Majority Stockholders ratified the Stock Issuance by written consent, in lieu of a special meeting of the stockholders.

Description of the Transaction

         On December 31, 2007, the Company issued a total of 70,000,000 shares of its common stock, restricted in accordance with Rule 144, to Mr. Mark Poulsen, the Company's former Chief Executive Officer, President, Chairman of the Board of Directors, and majority shareholder, in consideration for the following: 50,000,000 shares for failing to provide Mr. Poulsen with validly issued preferred stock, and 20,000,000 shares in exchange for Mr. Poulsen agreeing to extinguish, and waive any and all of his rights and claims to $134,176 in debt collectively owed as of December 31, 2007 to Mark A. Poulsen & Associates Pty Ltd. and Kamaneal Investments Pty Ltd., both entities controlled by Mr. Poulsen. These shares were issued in reliance on the exemption under
Section 4(2) of the Securities Act of 1933, as amended.

Reasons for the Stock Issuance

Issuance to Replace Invalid Preferred Stock
-------------------------------------------

         On December 31, 2007, the Company's Board of Directors determined that although it had previously authorized and approved the designation of 10,000,000 shares of preferred stock, par value $0.001 per share, each with a right to 50 votes of the Company's common stock (the "Preferred Stock"), as well as the subsequent issuance of 1,000,000 shares of Preferred Stock to Mr. Poulsen, the Company did not file a Certificate of Designation with the State of Nevada to officially authorize and designate the Preferred Stock and as a result, the Preferred Stock was never legitimately issued and was not valid. Consequently, the Company issued 50,000,000 shares of its common stock to Mr. Poulsen for failing to provide him with validly issued preferred stock.

Issuance to Extinguish Debt
---------------------------

         Mark A. Poulsen & Associates Pty. Ltd. is an Australian private entity and stockholder of the Company. It is wholly owned by Mr. Poulsen. In addition to providing working capital to the Comapny, Mark A. Poulsen & Associates Pty. had a month-to-month expense sharing agreement for office rent and other common area expenses with the Company. The expense sharing agreement replaced a lease arrangement between the Company and Mark A. Poulsen & Associates Pty. Ltd. that expired on November 30, 2004.

         Kamaneal Investments Pty. Ltd. is an Australian private company and stockholder of the Company owned by Mr. Poulsen and Karen Poulsen, his wife. The purpose of this company is to hold investments for Mr. and Mrs. Poulsen. Kamaneal Investments Pty. Ltd. provided the Company with working capital.

         As of December 31, 2007, the Company collectively owed $134,176 (the "Debt Amount") to Mark A. Poulsen & Associates Pty Ltd. and Kamaneal Investments Pty Ltd. Consequently, the Company issued 20,000,000 shares of its common stock to Mr. Poulsen in exchange for the extinguishment and waiver by Mr. Poulsen and the abovementioned entities controlled by Mr. Poulsen of any and all of their rights and claims to the Debt Amount.

Information Required by Item 13(a) of Schedule 14A

         This information is incorporated by reference from the Company's (i) Quarterly Report on Form 10-QSB for the quarterly period ended December 31, 2007, filed with the Commission on January 24, 2008, (ii) Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2007, filed with the Commission on November 29, 2007, (iii) Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 2007, filed with the Commission on November 13, 2007, and (iv) Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 2006, filed with the Commission on January 29, 2008, which are set forth in Exhibit C.

                                OTHER INFORMATION

Security Ownership of Certain Beneficial Owners and Management

         The following table sets forth, as of the Record Date, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each Officer and Director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all Directors and Executive Officers as a group.

                                  Common Stock
--------------------------------------------------------------------------------
                                                   Amount and
                                                    Nature of
                  Name and Address of              Beneficial        Percent
Title of Class    Beneficial Owner (1)              Ownership      of Class (2)
--------------    ---------------------------     ------------    --------------

Common Stock
                  Adele Ruger (3) (4)              84,080,000         85.5%

Common
Stock             Route 32, LLC (4)                84,080,000         85.5%

                                                  ------------    --------------

Common            All Officers and Directors
Stock             as a Group (1 Person)            84,080,000         85.5%
                                                  ============    ==============

(1) Unless otherwise noted, the address of each beneficial owner is c/o Fit For Business International, Inc., 9900 Research Drive, Irvine, CA 92618.
(2) Based on 98,280,006 shares outstanding as of February 25, 2008. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.
(3)      Indicates an officer and/or director of the Company.
(4) Adele Ruger is the controlling owner of Route 32, LLC. Adele Ruger and Route 32, LLC own zero shares and 84,080,000 shares of our Common

         Stock, respectively. However, because Adele Ruger controls Route 32, LLC, the ownership of the shares held by each is attributed to the other. As a result, although Adele Ruger and Route 32, LLC are shown in the table above each to own 85.5% of the outstanding shares of Common Stock of the Company, in the aggregate they own together 85.5% of the outstanding shares of Common Stock of the Company.

By order of the Board of Directors


/s/ Adele Ruger
--------------------------------------
Adele Ruger, President


February 26, 2008
Irvine, California

                                    Exhibit A

                            CERTIFICATE OF AMENDMENT
                                       OF
                            ARTICLES OF INCORPORATION
                                       OF
                      Fit For Business International, Inc.

          (Pursuant to NRS 78.385 and 78.390 - after issuance of stock)

         The undersigned being the President and Secretary of Fit For Business International, Inc., a Nevada Corporation (the "Corporation"), hereby certify that pursuant to Unanimous Written Consent of the Board of Directors of said Corporation on February 14, 2008, and Majority Written Consent of Shareholders of said Corporation on February 14, 2008, it was voted that this Certificate of Amendment of Articles of Incorporation authorizing (i) a change of the Corporation's name, (ii) a 1-for-[__] reverse stock split of the issued and outstanding shares of common stock of the Corporation, and (iii) an increase in the number of authorized shares of common stock from 100,000,000 to 300,000,000, be filed.

         The effective date of this Amendment shall be [______________], 200_.

         FIRST: The undersigned certify that article "First" of the Articles of Incorporation, originally filed on July 31, 2001, are amended to read as follows:

         "The name of the Corporation is [_______________________]."

         FIRST: The undersigned certify that article "Fourth" of the Articles of Incorporation are amended to read as follows:

         "This Corporation is authorized to issue two classes of shares of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of Common Stock which this Corporation is authorized to issue is Three Hundred Million (300,000,000) shares, par value $0.001. The total number of shares of Preferred Stock which this Corporation is authorized to issue is Ten Million (10,000,000) shares, par value $0.001.

         Effective [___________], 200_, the issued and outstanding shares of common stock of the Corporation shall be subject to a 1-for-[__] reverse stock split.

         The shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is expressly authorized to provide for the issue of all or any of the shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designations, preferences, and relative, participating, optional, or other rights and such qualifications, limitations, or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares (a "Preferred Stock Designation") and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. In case the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         No holder of any of the shares of any class of the corporation shall be entitled as of right to subscribe for, purchase, or otherwise acquire any shares of any class of the corporation which the corporation proposes to issue or any rights or options which the corporation proposes to grant for the purchase of shares of any class of the corporation or for the purchase of any shares, bonds, securities, or obligations of the corporation which are convertible into or exchangeable for, or which carry any rights, to subscribe for, purchase, or otherwise acquire shares of any class of the corporation; and any and all of such shares, bonds, securities, or obligations of the corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors to such persons, firms, corporations, and associations, and for such lawful consideration, and on such terms, as the Board of Directors in its discretion may determine, without first offering the same, or any thereof, to any said holder."

         The undersigned hereby certify that they have on this [__]th day of [_____________], 200_ executed this Certificate amending the Articles of Incorporation heretofore filed with the Secretary of State of Nevada.




_______________________                            _______________________
, President                                        , Secretary

                                    EXHIBIT B

         Financial Information Required by Article 11 of Regulation S-X


           INDEX TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS



Condensed Financial Statements:


     Introduction                                                           B-2

     Unaudited Pro Forma Condensed Balance Sheet as of
       December 31, 2007                                                    B-3

     Unaudited Pro Forma Condensed Statements of Operations for the
       Year Ended June 30, 2007                                             B-5

     Unaudited Pro Forma Condensed Statements of Operations for the
       Six Months Ended December 31, 2007                                   B-6

     Notes to Unaudited Pro Forma Condensed Financial Statements            B-7

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

         On February 14, 2008, the Board of Directors of the Company approved, declared it advisable and in the Company's best interest and directed that there be submitted to the holders of a majority of the Company's Common Stock for approval, the potential sale of substantially all of the Company's assets to Mark Poulsen, the Company's former Chief Executive Officer, President, Chairman of the Board of Directors, and majority shareholder, if the Company elects to exercise its option under the Subsidiary Acquisition Option Agreement dated February 11, 2008 (the "Option Agreement"), to sell its wholly-owned subsidiary, Fit For Business (Australia) Pty Limited ("FFB Australia"), to Mark Poulsen (the "Asset Sale"). On February 14, 2008, the Majority Stockholders approved the Asset Sale by written consent, in lieu of a special meeting of the stockholders

Summary Term Sheet
------------------

         The material terms of the Asset Sale are as follows:

         o Under the Option Agreement, Mark Poulsen is entitled to receive Two Hundred Fifty Thousand (250,000) shares of the Company's common stock (the "Option Shares") if, within one year after the close of the transaction contemplated by the Stock Purchase Agreement dated January 16, 2008 (the "Stock Purchase Agreement"), the Company undergoes a restructuring involving a reverse stock split;
         o Under the Option Agreement, the Company has the option, in its sole discretion, to sell 100% of the issued and outstanding shares (the "Subsidiary Shares") of FFB Australia to Mark Poulsen in exchange for either the Option Shares if the shares have been issued, or in exchange for Mark Poulsen giving up his right to receive the Option Shares if the shares have not been issued;
         o The acquisition contemplated by the Stock Purchase Agreement closed on February 12, 2008. Consequently, Mark Poulsen's right to receive the Option Shares will expire on February 12, 2009, if the Company does not undergo a restructuring involving a reverse stock split prior to that date; and
         o The Subsidiary Shares and the Option Shares are currently held in escrow and the Option Shares will be delivered to the Company for the purchase of the Subsidiary Shares and the Subsidiary Shares will be delivered to Mark Poulsen, if the Company exercises its option to sell the Subsidiary Shares under the Option Agreement.

         The unaudited pro forma condensed balance sheet reflects the disposition of the subsidiary as if it had occurred on December 31, 2007. The unaudited pro forma condensed statements of operations for the year ended June 30, 2007 and for the six months ended December 31, 2007 reflect the disposition of the subsidiary as if it occurred on the first day of the respective periods. The unaudited pro forma condensed statements of operations do not reflect any incremental income or expenses that might have occurred during the periods as a result of the transaction. The pro forma adjustments and assumptions are based on estimates, evaluations and other data currently available and, in management's opinion, provide a reasonable basis for the fair presentation of the estimated effects directly attributable to the disposition of the subsidiary. The unaudited pro forma condensed statements of operations are provided for illustrative purposes only and are not necessarily indicative of what the results of operations would actually have been had the disposition of the subsidiary occurred on the first day of the respective periods, nor do they represent a forecast of the results of operations or financial position for any future period or date.

         These unaudited pro forma condensed financial statements are based in part upon our historical financial statements contained in our Annual Report on Form 10-KSB for the year ended June 30, 2007, and our Quarterly Report on Form 10-QSB for the six months ended December 31, 2007, filed with the SEC, and should be read in conjunction with those financial statements and the notes thereto.


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        PRO FORMA CONDENSED BALANCE SHEET
                                DECEMBER 31, 2007
                                   (Unaudited)


                                     ASSETS
                                     ------

                                                                         Fit for
                                                       Fit for          Business
                                                      Business          Australia
                                                   International,       Pty. Ltd.
                                                        Inc.           Disposition        Pro Forma
                                                     Historical        Adjustments         Results
                                                   --------------    --------------    --------------
Current assets
  Cash and cash equivalents                        $          688    $         (646)   $           42
  Accounts receivable, net of allowance for
   doubtful accounts                                         --                --                --
  Inventory                                                 1,533            (1,533)             --
                                                   --------------    --------------    --------------

    Total current assets                                    2,221            (2,179)               42

Property and equipment
  Office and computer equipment                             2,365            (2,365)             --
  Furniture and fixtures                                      211              (211)             --
  Web site development costs                                9,118            (9,118)             --
  Developed software applications                          46,102           (46,102)             --
                                                   --------------    --------------    --------------

                                                           57,796           (57,796)             --
  Less accumulated depreciation and amortization          (29,945)           29,945              --
                                                   --------------    --------------    --------------

    Net property and equipment                             27,851           (27,851)             --

Other assets
  Deferred offering costs                                 201,309           (23,000)          178,309
                                                   --------------    --------------    --------------

Total assets                                       $      231,381    $      (53,030)   $      178,351
                                                   ==============    ==============    ==============

 See accompanying notes to unaudited pro forma condensed financial information


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                        PRO FORMA CONDENSED BALANCE SHEET
                                DECEMBER 31, 2007
                                   (Unaudited)


                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)
                     ---------------------------------------

                                                                                       Fit for
                                                                     Fit for          Business
                                                                    Business          Australia
                                                                 International,       Pty. Ltd.
                                                                      Inc.           Disposition        Pro Forma
                                                                   Historical        Adjustments         Results
                                                                 --------------    --------------    --------------
Current liabilities
  Accounts payable                                               $       71,633    $      (33,779)   $       37,854
  Accrued compensation and related expenses                             173,392          (173,392)             --
  Other accrued liabilities                                             143,373          (126,296)           17,077
  Loans from related parties                                             36,865           (36,865)             --
                                                                 --------------    --------------    --------------

    Total current liabilities                                           425,263          (370,332)           54,931

Deferred revenue - license fees                                         124,750          (124,750)             --

Promissory notes and accrued interest subject to rescission
  Promissory notes - Fort Street Equity, Inc.,
    5% per annum, principal and accrued interest due
    December 31, 2009, unsecured                                        157,363              --             157,363

Stockholders' (deficit)
  Common stock, par value $0.001 per share; 110,000,000 shares
    authorized; 98,280,006 shares issued and outstanding                 98,280              --              98,280
  Additional paid-in capital                                          1,095,389              --           1,095,389
  Deficit accumulated during the development stage                   (1,464,451)          236,839        (1,227,612)
  Accumulated other comprehensive loss                                 (205,213)          205,213              --
                                                                 --------------    --------------    --------------

    Total stockholders' (deficit)                                      (475,995)          442,052           (33,943)
                                                                 --------------    --------------    --------------

Total liabilities and stockholders' (deficit)                    $      231,381    $      (53,030)   $      178,351
                                                                 ==============    ==============    ==============


 See accompanying notes to unaudited pro forma condensed financial information


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
   PRO FORMA CONDENSED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                        FOR THE YEAR ENDED JUNE 30, 2007
                                   (Unaudited)

                                                                                   Fit for
                                                                 Fit for           Business
                                                                Business          Australia
                                                             International,       Pty. Ltd.
                                                                  Inc.           Disposition        Pro Forma
                                                               Historical        Adjustments         Results
                                                             --------------    --------------    --------------
Revenues                                                     $       12,079           (12,079)   $         --

Cost of sales                                                         3,323            (3,323)             --
                                                             --------------    --------------    --------------

Gross profit                                                          8,756            (8,756)             --
                                                             --------------    --------------    --------------

Selling, general and administrative expenses
    Wages, compensation and related taxes                           472,438          (261,713)          210,725
    Legal, accounting and consulting fees                            58,469            (1,464)           57,005
    Realized foreign currency exchange (gains) losses               (77,891)           77,891              --
    Other selling, general and administrative                       107,133           (77,312)           29,821
                                                             --------------    --------------    --------------

        Total selling, general and administrative expenses          560,149          (262,598)          297,551
                                                             --------------    --------------    --------------

Loss from operations                                               (551,393)          253,842          (297,551)

Other income (expense)
    Gain on cancellation of officer's accrued compensation        1,236,279          (435,527)          800,752
    Interest and other income                                           531              (531)             --
    Interest expense                                                (26,861)             --             (26,861)
                                                             --------------    --------------    --------------

        Total other income (expense)                              1,209,949          (436,058)          773,891
                                                             --------------    --------------    --------------

Income (loss) before provision for income taxes                     658,556          (182,216)          476,340

Provision for income taxes                                             --                --                --
                                                             --------------    --------------    --------------

Net income (loss)                                                   658,556          (182,216)          476,340

Other comprehensive income (loss)
    Foreign currency translation                                   (192,090)           22,239          (169,851)
                                                             --------------    --------------    --------------

Total comprehensive income (loss)                            $      466,466    $     (159,977)   $      306,489
                                                             ==============    ==============    ==============

Net loss per common share - basic                            $         0.03    $         --      $         0.02
                                                             ==============    ==============    ==============

Net loss per common share - diluted                          $         0.02    $         --      $         0.02
                                                             ==============    ==============    ==============

Weighted average number of common
  shares outstanding - basic                                     23,134,699              --          23,134,699
                                                             ==============    ==============    ==============

Weighted average number of common
  shares outstanding - diluted                                   27,282,644              --          27,282,644
                                                             ==============    ==============    ==============


  See accompanying notes to unaudited pro forma condensed financial information

                                      B - 5


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
   PRO FORMA CONDENSED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 2007
                                   (Unaudited)

                                                                                   Fit for
                                                                 Fit for           Business
                                                                Business          Australia
                                                             International,       Pty. Ltd.
                                                                  Inc.           Disposition        Pro Forma
                                                               Historical        Adjustments         Results
                                                             --------------    --------------    --------------

Revenues                                                     $          495              (495)   $         --

Cost of sales                                                           435              (435)             --
                                                             --------------    --------------    --------------

Gross profit                                                             60               (60)             --
                                                             --------------    --------------    --------------

Selling, general and administrative expenses
    Wages, compensation and related taxes                            25,062               574            25,636
    Legal, accounting and consulting fees                            19,246            (1,215)           18,031
    Realized foreign currency exchange (gains) losses               (45,302)           45,302              --
    Other selling, general and administrative                        24,973           (23,637)            1,336
                                                             --------------    --------------    --------------

        Total selling, general and administrative expenses           23,979            21,024            45,003
                                                             --------------    --------------    --------------

Loss from operations                                                (23,919)          (21,084)          (45,003)

Other income (expense)
    Gain on cancellation and settlement of debt                     146,752          (146,752)             --
    Interest and other income                                         3,763            (3,763)             --
    Interest expense                                                (14,993)             --             (14,993)
                                                             --------------    --------------    --------------

        Total other income (expense)                                135,522          (150,515)          (14,993)
                                                             --------------    --------------    --------------

Income (loss) before provision for income taxes                     111,603          (171,599)          (59,996)

Provision for income taxes                                             --                --                --
                                                             --------------    --------------    --------------

Net income (loss)                                                   111,603          (171,599)          (59,996)

Other comprehensive income (loss)
    Foreign currency translation                                    (22,239)           22,239              --
                                                             --------------    --------------    --------------

Total comprehensive income (loss)                            $       89,364    $     (149,360)   $      (59,996)
                                                             ==============    ==============    ==============

Net loss per common share - basic and diluted                $         0.00    $         --      $        (0.00)
                                                             ==============    ==============    ==============

Weighted average number of common
  shares outstanding - basic                                     26,537,635              --          26,537,635
                                                             ==============    ==============    ==============

Weighted average number of common
  shares outstanding - diluted                                   27,446,543              --          27,446,543
                                                             ==============    ==============    ==============


  See accompanying notes to unaudited pro forma condensed financial information

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION



NOTE 1 - PRO FORMA ADJUSTMENTS TO UNAUDITED CONDENSED FINANCIAL INFORMATION AT DECEMBER 31, 2007

     The pro forma balance sheet adjustments have been made to reflect the disposition of the operating assets and liabilities of the Company's 100% owned subsidiary (Fit for Business Australia Pty. Ltd.).

     Assets and liabilities that are specifically related to the Company's public reporting activities remain in the pro forma results, whether or not the underlying transactions were incurred by the Company or its subsidiary. Management assumes that such public reporting costs would continue to be incurred whether or not the Company owned the subsidiary. These assets and liabilities include deferred offering costs and liabilities for legal, accounting and other professional fees.

                                    EXHIBIT C

                   Information Required by Part B of Form S-4

DESCRIPTION OF BUSINESS
-----------------------

We were organized on May 30, 2001, and incorporated in the State of Nevada on July 31, 2001, under the name Elli Tsab, Inc.

On May 30, 2001, we issued 5,000,000 shares of our common stock at par value of $.001 per share to former officers and directors of the Company for incorporation services rendered valued at $5,000 and as founders of the Company.

We changed our name to Patient Data Corporation on April 15, 2004, and we also increased our authorized capital to 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, each with a par value of $.001 per share.

On July 25, 2004, we issued 2,000,000 options to Fort Street Equity, Inc. (a Cayman Islands company) to purchase the same number of shares of our common stock for $10,000 in cash. The option period was originally through December 31, 2005. However, it has been extended through March 31, 2006. The exercise price of the options is the higher of $0.50 per share or the average trading price of our common stock over the preceding ten (10) business days prior to exercise of the options, less a discount of forty (40%) percent.

On November 10, 2003, our Subsidiary entered into an agreement with Fort Street Equity, Inc. ("Fort Street") whereby Fort Street would assist with the following: (i) the identification of a corporation validly organized in the United States with which Subsidiary could realize a deemed reverse merger; and
(ii) the completion and filing of a Registration Statement on Form SB-2 with the SEC for the purpose of raising capital from the issuance of common stock in the public markets of up to $4.5 million.

Subsidiary paid Fort Street two deposits against fees and costs amounting to $130,100. The initial capital formation activity conducted by Subsidiary and Fort Street was not successful due to the fact that the organization and completion of a deemed reverse merger with a validly organized corporation in the United States could not be effected. Further, as a result of the uncompleted deemed reverse merger, Subsidiary expensed $77,000 of the amount paid to Fort Street as unsuccessful offering costs. With Fort Street, Subsidiary initiated a second capital formation activity that resulted in the Exchange Agreement as described below, and the current activity to file a Registration Statement on Form SB-2 with the SEC which was completed in March 2006.

On September 14, 2004, we entered into an exchange agreement and acquired 100% of the issued and outstanding capital shares of Subsidiary. Fit For Business (Australia) Pty Limited was incorporated on December 14, 1998, in the State of Queensland, Australia. All shares of Subsidiary were owned by Mark A. Poulsen and Mark A. Poulsen & Associates Pty. Ltd. Our operations are conducted through our Subsidiary which delivers services and products to the workplace health and safety industry in Australia.

In exchange for all of the issued and outstanding shares of Subsidiary, we issued an aggregate of 15,000,000 of our common shares and 1,000,000 of our preferred shares to the shareholders of Subsidiary, Mark A. Poulsen and Mark A. Poulsen & Associates Pty. Ltd. Mark A. Poulsen and Mark A. Poulsen & Associates Pty. Ltd. subsequently transferred some of their common shares to other individuals and entities, as detailed herein. In addition, the exchange agreement included the following terms: (1) Mark A. Poulsen would be elected as the only director; (2) the company would change its name to "Fit for Business International, Inc." In this transaction, there were no finders fees paid and no compensation paid, directly or indirectly.

On January 13, 2005, we changed our name to Fit For Business International, Inc. in order to better reflect our new business plan.

During the year ended June 30, 2005, we entered into a License Agreement with L.R. Global. We have yet to realize any revenues from that License Agreement. The term of the License Agreement with L.R. Global is ten years. Over the period of the license, we expect to realize license fee revenues of $500,000.

Our web site is located at www.fitforbusiness.com.au.

Our business model addresses the alarming health statistics of individuals in westernized countries. For example, the Australian Institute of Health and Welfare last year revealed that 60 per cent1 of Australian adults are overweight and over 90 per cent2 have at least one modifiable risk factor for heart, stroke and vascular disease. These statistics are reflected in the Australian workforce3. Further, the combination of an aging workforce, falling birth rates and increased demand for workers makes it imperative that Corporations guide employees in modifying the risk factors that could prevent them from making a long and productive contribution within the workforce. The Australian National Audit Office has reported that, many businesses have recognized the need to intervene by introducing programs that include absence management techniques such as leave banks and health initiatives such as influenza injections, gym programs, yoga and stress management4.

The US Department of Health and Human Services has reported that innovative employers are providing their employees with a variety of work-site-based health promotion and disease prevention programs. These programs have been shown to improve employee health, increase productivity and yield a significant return on investment for the employer. In their report, "Prevention makes Common Cents" they profile some of the nationally awarded and successful wellness programs in America such as those of Motorola, DaimlerChrysler and Caterpillar and some of the key program features including health risk appraisals, health screenings, targeted education programs, support for employees throughout the process of lifestyle change, smoking cessation, weight management, fitness activities, individual counseling, and tracking/monitoring/reporting5.

The FFBI approach to promoting wellness amongst employees reflects many of the features which have proved successful in corporations like Motorola, DaimlerChrysler and Caterpillar6. FFBI delivers an integrated work-site based program tailored to the needs of the business. The FFBI program involves the following features:

        a.   health risk assessment,
        b.   health education focused on the identified health risks,
        c.   behavior  modification techniques,
        d.   nutritional supplements for optimal nutrition and weight management
        e.   a walking based fitness program,
        f. individual counseling of employees to support and motivate them as they make positive lifestyle changes,
        g.   smoking cessation program,

__________________
1 Australian Heart Foundation, "Heart Stroke & Vascular diseases Australian Facts 2004" pg 2 http://www.heartfoundation.com.au/index.cfm?page=19, visited on 31 May 2005
2 As Above
3 Australian Heart Foundation, "The shifting burden of cardiovascular disease in Australia 2005" pg 26 http://www.heartfoundation.com.au/index.cfm?page=20
4 Auditor General Audit Report #52 2002-2003, "Absence management in the Australian Public Service" pg 68, 30 June 2003, http://www.anao.gov.au/WebSite.nsf/Publications/BD2FEAB022F0A678CA256D4B000F5DFD
5 US Department of Health and Human Services "Prevention Makes Common Cents", Executive Summary, September 2003 http://aspe.hhsgov/health/prevention/prevention.pdf visited on 31 May 2005
6 US Department of Health and Human Services "Prevention Makes Common Cents", Executive Summary, September 2003 http://aspe.hhsgov/health/prevention/prevention.pdf visited on 31 May 2005

        h.   preventative measures such as inoculations,
        i.   regular monitoring of results and reporting.

Potential investors should be aware that to date, FFBI does not have any case studies to demonstrate the efficacy of our specific programs in delivering improved wellness to individuals or improved productivity to corporations.

FFBI backs all programs with friendly, fully-trained customer service representatives who use state-of-the-art occupational health and safety web based information and communications systems to support, record and report on progress of people on the programs. This ensures ongoing support and encouragement to both the individual and the corporation.

It would be FFBIs analysis that within three to five years, workplace wellness programs like those being proposed by FFBI will become the norm7 as businesses increasingly recognize the benefits of greater productivity, happier employees, less sickness and absenteeism, and a better profitability8.

FFBI's business plan sees it licensing prime distributors, known as "Licensees", in the countries that it targets. The Licensees will need to be very successful long-term business people with existing networks of account executives and customer service representatives. Each account executive and customer service representative will be individually required to contract with FFBI as independent account executives or customer service representatives. FFBI earns its revenues through the licensing fees as well as, on average, earning a 15% margin on programs delivered to corporate customers. The key to the business model is that corporate customers contract with FFBI and pay for the purchase of the programs for their employees. The successful implementation of the business plan will be dependent on our ability to meet the challenges of developing a management team capable of not only the development of the various programs but also brand management and the implementation of specific marketing strategies. These strategies will include the utilization of specific existing distributors currently in the business of marketing nutritional and wellness programs. As well, we will be employing our own account executives to offer our services and programs to our various target markets.

Additionally, it will be necessary to educate the target market and build relationships with corporate customers in order to demonstrate the commercial benefits of the Fit For Business wellness programs.

Our business plan has two major components or programs which involve products and services for:

     (1)  "Corporate Wellness;" and
     (2)  "Living Well."

Market Opportunities

The Fit For Business Programs are currently marketed to two major target markets:

     1. Corporate Wellness Solutions - targeted to small/medium/large corporations;

     2. Living Well Solutions - targeted primarily to retirement village groups and individual seniors.

__________________
7 US Department of Health and Human Services "Prevention Makes Common Cents", Page 22&23, September 2003 http://aspe.hhsgov/health/prevention/prevention.pdf visited on 31 May 2005
8 Ozminkowski RJ, Ling D, Goetzel RZ, Bruno JA, Rutter KR, Izaac F, Wang S. "Long-term impact of Johnson & Johnson`s health and wellness program on health care utilization and expenditures." Journal of Occupational and Environmental Medicine. 2002; 44:21-29

Marketing is conducted via several methods:

     1.   Targeted media advertising and events;
     2.   Direct mail; and
     3.   Relationship marketing

Potential investors should be aware that to date FFBI has not conducted any feasibility studies to demonstrate the efficacy of our business strategy.

CORPORATE WELLNESS SOLUTION PROGRAM

Under this component of the business plan, we are focused on delivering products and services to make the corporate workplace healthier. The goal is that a healthier workplace increases productivity and reduces absenteeism and stress, and therefore, increases bottom line profits for employers. Our main objective is to be a market leader in the Corporate Wellness arena.

Our approach to tackling the wellness issues faced by corporations employees is to initially concentrate on nutrition and physical activity to replace bad eating habits with goods ones. FFBI assists the employee to aim to undertake this behavior modification within the first 21 days, usually the length of time taken to break a habit.

Following which FFBI can introduce other wellness components of the corporations choice, through FFBI, and our partner providers or through working with providers of the corporations choice - but always monitored and followed up through our web based information system and customer service representatives.

FFBI delivers an initial Corporate wellness program that includes:
     o Profiling of the business including the physical requirements of the major roles within the work place
     o Introductory seminar on the aims and goals of the FFBI program and on what good nutrition entails
     o A profile of all individual employees on the program and referral to appropriate medical/service providers
     o    Physical activity program
     o    Nutrition program including menu planning
     o Non-intrusive follow-up/coaching of all individuals at the 1, 3, 7, 14, 28 days and then monthly
     o    Actively working with employees to monitor and report on progress
     o Providing ongoing educational material (as agreed) via electronic or hardcopy means

The balanced nutritional program provided by FFBI and for which the products are supplied by Herbalife can consist of:
     o    protein, vitamins, minerals, herbs and dietary fibre
     o    B6 supplement
     o    Vitamin and Mineral supplement
     o    Vitamin C Supplement

Plus we can provide other targeted products from the Herbalife range of nutritional products:
     o Florafibre, Natures Raw Guarana, Chitosan, Lifeline - Omega 3, Xtra-Cal, RoseOx (antioxidant), Tang Kuei, Protein powder and so on.

FFBI offers a variety of programs which includes the above services and appropriate products, ranging in price from $85.00 (AUS. $115.00) to $210.67 (AUS. $285.00) per individual employee per month.

The benefits for corporations undertaking the FFBI programs can include:
     o    that employees feel better about themselves and have more energy;
     o    reduced absenteeism rates;
     o    reduced staff turnover;

     o    improved productivity; and
     o    reduced health services costs.

The benefits for individuals undertaking the FFBI programs can include:
     o    Reducing the chance of excess unpaid sick leave;
     o Improving health which may reduce the cost of personal health/medical expenses;
     o    Savings on the costs of meals;
     o Having more energy and stamina to meet the demands of work and life in general; and
     o    Having the program costs totally paid for by the employer.

Potential investors should be aware that to date FFBI has not conducted any studies to determine the efficacy of our programs and there are no guarantees that our programs will provide the benefits indicated above.

Potential corporate customers are identified through a process of gathering and analyzing business information and data by our marketing and account executives.

The Corporate Wellness Solution program is then marketed directly to the target companies ("customers") via the account executives. The account executives have previous experience in sales and are trained in the Fit For Business Program methodology on how to approach potential corporate customers, when information is required by customers, how to best present the information, and how to close the sale.

We also have a separate training manual, provided on CD to all account executives, which provides detailed training on how each separate market is to be targeted, as well as detailed information on follow up, reporting, and other procedures.

Once a corporate customer has agreed to participate in the program, our Account Executive prepare an agreement, with our assistance, to be presented to the customer. On signing of the agreement, the individual employees of the customer are interviewed by our customer service representative to advise the correct program for their use. The customer is then invoiced for the full retail value of three (3) month's program for all employees who will be utilizing the program. The in principle structure of our pricing policy is as follow:

     a. 40% is allocated to direct program consumables, such as inoculations, pedometer, nutritional supplements, participant rewards, participant information packs and so forth;

     b. 10% is allocated to indirect program cost such an allocation for overheads, quality assurance, management information systems and so forth;

     c. 35% is allocated to compensate the customer service representatives who implement the program and coach/monitor the individuals on the program; and

     d. 15% is the gross margin that we aim to attain on any program sales and out of which we pay sales commissions.

Each corporate customer's employee receives follow-up at the 1, 3, 7, 14, 21 days and then weekly from the fully trained customer service representative to ensure compliance with the program. This follow-up process ensures that individual employees obtain positive results, assists them in forming positive habits, and helps them to stay on the program, which benefits us as well as the customer.

The customer receives initially weekly, and then monthly, reports from the Account Executive showing the progress of the applicants. This information is also recorded onto the Web based Fit For Business Customer Follow-up program. Through the Web based Fit For Business management information system, we are able to gauge the results achieved by the employees of various customers as well as our customer service representatives.

CORPORATE WELLNESS SOLUTION PROGRAM

The FFBI business model for delivering the wellness solution program to the corporate market place sees:
     o the FFBI corporate entity delivering the marketing, support and quality assurance services to the sales team;
     o the sales team comprising the licensee and the independent and employed account executives, undertaking the corporate sales activities and securing sales;
     o the customer service representatives delivering the services and products to the employees of the corporations.

Typically an Account Executive would source the corporations/retirement villages, make the initial contact, present the FFB program, and negotiate the contract.

Once the contract is signed off the customer service representative would then "take over" the implementation of the contract and the actual service delivery. The customer service representative would be the one to contact the individual participants, initiate them onto the program and provide the 1 on 1 customer support as part of the FFB customer care program. We envisage that each customer service representative will be able to support up to 150 program participants.

(NB once a contract has been negotiated an independent account executive can choose to have the dual role of customer service representative for up to a maximum of 50 program participants at any one time. This has the advantage of keeping the independent account executive in touch with the customer experience.)

The directors and officers of FFBI are not Licensees, account executives or customer service representatives.

Currently, there are 16 Independent Account Executives and 5 independent customer service representatives out of the total of 67 account executives and customer service representatives who are affiliated with Mark A. Poulsen & Associates Pty. Ltd. Mark A. Poulsen, our CEO and President, is a director and beneficiary of Mark A. Poulsen & Associates. As such Mark A. Poulsen should receive some distribution of dividends or income from Mark A. Poulsen & Associates Pty. Ltd. that have resulted from commissions paid to Mark A. Poulsen & Associates Pty. Ltd. from Herbalife as a result of nutritional products sold by FFBI's independent account executives and customers service representatives. No other know affiliations exist between any account executives, customer service representatives and any officers or directors or employees of FFBI.


The table below expands on the specific roles played by each party to the FFBI business model.

--------------------------   ------------------   --------------------   --------------------
FFBI Staff                        Licensees             Account               Customer
                                                       Executives             services
                                                                           representatives
--------------------------   ------------------   --------------------   --------------------
o  Develops programs for     o  Provides an       o  Researches          o  Contacts each
   the market place             existing and         potential              employee of
                                proven group of      customers who are      corporations
o  Puts in place strategic      Account              corporations           joining the
   relationships with           executives and                              program
   product providers            customer          o  Builds
                                service              relationships       o  Conducts the
o  Undertakes the Brand         representatives      with corporations      Customer Profile
   and market building                                                      to ascertain
   activities                o  Generates sales   o  Does                   correct
                                leads for their      presentations to       program
o  Provides all of the          Account              corporations and       for the employee
   marketing and                executive            finalizes sales
   promotional collateral                                                o  Orders the
                             o  Assists the       o  Once sales             products from
o  Generates sales leads        account              process is             Product Supplier
   for the account              executives           complete
   executives                   finalize sales       allocates           o  Delivers
                                                     customer services      Products and
o  Builds relationships      o  Monitors             representatives        initiates
   with the larger              performance of       to corporations        customer onto the
   customer and assist          the account          to service their       program
   the account executives       executives and       employees who are
   close sales with             Customer             on FFBI programs    o  Performs
   these organizations          services                                    followup as per
                                representatives   o  Monitors customer      customer care
o  Undertake induction and                           service                program on 1st,
   training of licensees,    o  FFBI intend to       representatives        3rd, 7th, 14th,
   Account executives and       establish a          to ensure              21st and
   customer services            compensation         services quality       weekly
   representatives              plan comprising      is maintained          thereafter
                                  options and
o  Monitors performance of      cash bonuses      o  Ensures that
   the account executives       which will be        corporations
   and Customer services        dependant on         renew their
   representatives              total sales          contract with
                                volumes of FFBI      FFBI
o  Maintain business model      programs
                                through their     o  It is intended
o  Provision of web             distribution         that the Account
   presence                     group.               Executive service
                                                     provide customer
o  Provision of Web based                            service to
   information systems                               at least 50
                                                     employees of
o  Maintain systems and                              corporations
   process



o  Finalizes proposal and
   contracts with
   customers

o  Maintain ISO9001:2000
   Quality certification


Independent Account Executives have two sources of income:

a. Commission on sales - a sliding scale commission for all contracts that commences once an agreed cumulative yearly threshold of $100,000 has been reached. An indicative commission scale is as follows: o 3% for sales up to $1,000,000 o 2% for further sales between $1,000,000 and $2,000,000 o 1%
     for any further sales above $2,000,000(no maximum cap).

b. A per participant fee when also acting as Customer Service Representative for implementing the FFB program for a maximum of 50 participants at any point in time.

Independent Customer Service Representatives have one source of income:

a. A per participant fee for implementing the FFB program for an agreed number of participants.

Independent Account Executives and Customer Service Representatives receive compensation from FFB on the basis of every program sold, irrespective of whether the program involves the nutritional supplement component.

COMPENSATION PLAN FOR LICENSEES, ACCOUNT EXECUTIVES AND CUSTOMER SERVICE REPRESENTATIVES

----------------------- --------------------- -------------------- --------------------- --------------------
Fit For Business        Licensee              Independent Account  Independent Customer  FFBI Employed
                                              Executives*          Service               Account Executives
                                                                   Representative*       & Customer Service
                                                                                         Representatives
----------------------- --------------------- -------------------- --------------------- --------------------
Budgeted to retain 15%  Receives 5%           Are to receive a     Budgeted to receive   FFBI will pay an
of the retail value of  commission from       sales commission     up to 35% of the      annual salary
any FFBI Program sales. Herbalife for any     which will be        retail value of any   negotiated at the
                        nutritional product   dependent on total   FFBI program sale.    time of employment.
                        sold as a component   volume of sales of   May also receive 5%
                        of a FFBI program     FFBI programs. May   commission from
                        by their account      receive 5%           Herbalife for any
                        executive or          commission from      products sold as part
                        customer service      Herbalife for any    of a FFBI program if
                        representative who    nutritional          they are a Herbalife
                        are Herbalife         products sold as     distributor.
                        distributors.         part of a FFBI
                                              program.
----------------------- --------------------- -------------------- --------------------- --------------------

* Distinction between Account Executive and Customer Service Representative-typically an Account Executive would source the corporations/retirement villages, make the initial contact, present the FFB program, and negotiate the contract phase. Once this is signed off the Customer Service Representative would then "take over" the contract (NB the Account Executive may choose to maintain this contract himself if it is a small number of programs) he/she would then contact the participants, review their program requirements, order & deliver programs. Initiate them onto the program and provide the 1 on 1 customer support as part of the FFB customer care program.

Illustrative Compensation Tables

The tables below illustrate the compensation that could be received by independent account executives and independent customer service representatives.


Example 1: In the current year the Account Executive has secured one 12 month contract for a standard FFBI Wellness Program with Company A for 200 employees at $1600.00 per participant. The total value of the contract is $320,000. The
Account Executive chooses to take on the role of Customer Service Representative for 50 participants.

------------------------ -------------- ---------------- ------------------- ------------------ -------------------
                         Eligible for   Value of Sales   Number of program   Payment per        TOTAL REMUNERATION
                         Sales          Commission       participants        participant
                         Commission                      monitored           monitored
------------------------ -------------- ---------------- ------------------- ------------------ -------------------
Independent Account
Executive                    Yes(1)          $9600               50          35% x $1600 x 50        $37,600
                                                                             = $28,000
------------------------ -------------- ---------------- ------------------- ------------------ -------------------
Independent Customer
Service Representative         N/A            Nil               150          35% x $1600 x 150       $84,000
                                                                             = $84,000
------------------------ -------------- ---------------- ------------------- ------------------ -------------------

Example 2: In the current year, the Account Executive has secured a 12 month contract for a FFB Wellness Program (without the nutritional supplements) with Company B for 200 employees at $200.00 per participant. The total value of the contract is $40,000. The Account Executive chooses to take on the role of Customer Service Representative for 50 participants.

------------------------ -------------- ---------------- -------------------- ------------------ -------------------
                         Eligible for   Value of Sales   Number of            Payment per        TOTAL REMUNERATION
                         Sales          Commission       participants         participant
                         Commission                      monitored            monitored
------------------------ -------------- ---------------- -------------------- ------------------ -------------------
Independent Account
Executive                     No(2)           Nil                50           35% x $200 x 50          $3,500
                                                                              = $3,500
------------------------ -------------- ---------------- -------------------- ------------------ -------------------
Independent Customer
Service Representative         N/A            Nil                150          35% x $200 x 150        $10,500
                                                                              = $10,500
------------------------ -------------- ---------------- -------------------- ------------------ -------------------

(1) The minimum annual sales threshold of $100,000 has been reached with this one contract so a Sales Commission applies at the 3% rate. (2) The minimum annual sales threshold of $100,000 has not been reached in this example so a Sales Commission does not yet apply.

LIVING WELL PROGRAM

This component of our business plan is targeted through programs directed primarily, but not exclusively, to individuals over 45 years of age. The programs consist of a wide range of nutritional supplements, personal care, Physical activity and weight management programs, that promote inner and outer wellness, and a healthy lifestyle. The nutritional products currently utilized within the living well programs are manufactured by Herbalife.

         2 (a) Retirement Village Groups

Retirement villages and homes are approached directly by Living Well account executives who have been trained on how to approach the retirement villages; what information is required; and how to present it.

The Account Executive then organizes a group presentation to the village at a suitable time. Once the presentation is complete, each attendee receives a seniors brochure which includes information on the program and an order form.

Once the order is placed by the customer directly with us or via the Living Well account executive, the funds are deposited with us. The Living Well account executive via a customer service representative places the order and initiates the customer onto the customer care program. The in principle structure of our pricing policy is as follow:

     a. 40% is allocated to direct program consumables, such as inoculations, pedometer, nutritional supplements, participant rewards, participant information packs and so forth;

     b. 10% is allocated to indirect program cost such an allocation for overheads, quality assurance, management information systems and so forth;

     c. 35% is allocated to compensate the customer service representatives who implement the program and coach/monitor the individuals on the program; and

     d. 15% is the gross margin that we aim to attain on any program sales and out of which we pay sales commission.

         2 (b) Individual Seniors

The seniors market is driven solely by our nation wide advertising campaign. We are currently mass marketing the Fit For Business Program in all the states of Australia. We are using free to air and television Pay programs, with advertising slots and a sponsorship campaign.

As well as the TV campaign, we are placing ads in the nationally recognized "Seniors" newspapers and magazines.

We believe this advertising not only generates customer interest, it also helps create national brand awareness for us.

The Fit For Business national call center receives the customer calls in response to the advertisements. Their details are taken by the call center and entered on to the Fit for Business Web Based management information system. Fit For Business then distributes the leads, via the management information system, for each State (there are seven states and two territories in Australia)in Australia to the customer service representatives randomly, dependent on geographic location. The customer service representative then follows up each potential new customer as per the customer follow up program.

Once the customer decides to purchase the program, the funds are deposited into our account. The customer service representative places the order and initiates the customer onto the customer care program. The in principle structure of our pricing policy is as follow:

     a. 40% is allocated to direct program consumables, such as inoculations, pedometer, nutritional supplements, participant rewards, participant information packs and so forth;

     b. 10% is allocated to indirect program cost such an allocation for overheads, quality assurance, management information systems and so forth;

     c. 35% is allocated to compensate the customer service representatives who implement the program and coach/monitor the individuals on the program; and

     d. 15% is the gross margin that we aim to attain on any program sales and out of which we pay sales commission.

PRODUCTS AND SERVICES

The Fit For Business Program provides to our customers, and in the case of corporate customers, to their employees, a unique nutritional component, which is manufactured and supplied by Herbalife. Herbalife has been selected as our nutritional supplement provider because we believe its products are safe, effective, and have a recognized market presence after twenty-four years in the market place. We also believe that the Herbalife products are effective for our customers because of their continuing commitment to enhance their products through research and development. Further, the products manufactured by Herbalife have been selected because we believe they provide a flexible, balanced nutrition program based on the core formulated meal replacement product, which can be tailored to meet individual needs.

FFBI does not directly have any relationship with Herbalife Ltd. There is no contractual relationship between Herbalife Ltd. and FFBI. From November 10-15, 2002, our President and CEO, Mark A. Poulsen, and Senior Vice President of Sales, Anthony F. Head, were invited to present the Fit For Business program to the then CEO and Co-President of Herbalife Ltd., Carole Hannah. Our presentation and subsequent meetings were received with great excitement and enthusiasm by all nine Senior Vice Presidents of Herbalife Ltd. As there was no conflict with Herbalife, they encouraged FFBI to proceed with our business plan into the market place. They were of the view that the FFBI programs could only enhance the sales of their product. FFBI is in regular contact with Herbalife Australia to ensure that product supply can be assured to FFBI corporate customers. Mark A Poulsen the President and Chief Executive Officer of FFBI is a Herbalife distributor. Currently the licensees that are being chosen by FFBI to distribute FFBI programs are Herbalife distributors with existing distributor network currently distributing Herbalife products to the domestic market. Herbalife Ltd. utilizes a network marketing model to distribute their products to the domestic market place. Herbalife distributors are independent business people and are not restricted in pursuing any other business or employment opportunities. Some of the Account Executives that the licensees will choose to distribute the FFBI programs may also be existing Herbalife distributors, as will the customers service representatives.

OUR BUSINESS STRATEGY

Our business strategy is comprised of the following principal elements:

Program Branding and Wellness

Our initiative is to develop the Fit For Business brand and reputation as a company focused on a complete wellness program and way of life. To bring this message across, we plan to undertake a significant advertising, public relations and branding campaign.

Account Executive Expansion, Retention & Training

Employed account executives are recruited as any other corporate employee would be via newspapers advertisement or via an employment agency. Employed account executive recruitment is undertaken via selection and interview processes. Independent account executives are recruited through similar mechanisms by the licensees. No fees or inducements of any kind are paid by FFBI for the recruitment of these account executives, other than agreed fees to registered employment agencies. No employed or independent account executives or customer service representatives or any employee of FFBI receives any fees, inducements, or other pecuniary benefits for the recruitment of account executives or any other employee. There are no revenues that can be attributed to the recruitment of account executives.

To expand our independent account executive base, we are focusing on implementing programs to ensure account executive retention. Key areas include: provision of more qualified leads to account executives; enhancing our customer service capabilities at our call centers; offering greater business-building opportunities through our web based management information system; creating business support initiatives and better training and educational materials for new account executives to guide them through their first eighteen months; and offering enriched reward and recognition programs. To further support our account executives, a cross-functional sales team will help provide account executives with the best marketing, training, sales and information tools to ensure their success.

We recognize that in addition to high-quality programs and a proven account executive compensation plan, the success of our business depends on the training of our account executives. Extensive training opportunities enable account executives to not only develop invaluable business-building and leadership skills, but also to become experts in our programs. By placing a top priority on training, we will build credibility among our account executives and be further established in the industry.

We sell account executive kits at a worldwide cost of approximately $59.14 per kit (AUS $80.00), which an individual must purchase in order to become an account executive. This kit includes:
     o    FFBI Letterhead (25 copies)
     o    FFBI Corporate Brochures (6 copies)
     o    FFBI Nutritional Brochures (Herbalife) 6 copies
     o    FFBI Corporate Folders (6 copies)
     o    CD Rom containing all training and proforma documents
     o Certificate of Registration of Account Executive or Customer Service Representative
     o    Living Well program posters (5 copies)
     o    Living well pamphlets (100 copies)
     o    Corporate Employee Implementation Brochures (20 copies)
     o    Web Based Management system Access codes and instructions
     o    FFBI email address details

Sales of account executive kits are not subject to account executive allowances and cash incentives, including commissions and bonuses. Accordingly, we receive the entire retail sales amount from the sale of account executive kits.

FIT FOR BUSINESS PROGRAM RETURN AND BUY-BACK POLICIES

Our programs include an individual customer employee satisfaction guarantee. Under this guarantee, within 30 days of purchase, any individual employee who is not satisfied with any FFBI program for any reason may return it or any unused portion of any nutritional product to the account executive or customer service representative for a full refund.

GEOGRAPHIC PROFILES AND SALES TRENDS.

At this time, we have account executives working in Australia and New Zealand. We hope to enter the following markets in 2007, or as soon funds permit: USA, Japan and South Korea, followed by Singapore, and Hong Kong. However there is no guarantee that we will expand into these markets, or that if we do that we will obtain significant sales.

In any new country market we initially expect to target corporations that are favorably disposed to purchasing the FFBI programs. However, subsequent marketing efforts to corporations that are not as favorably disposed to our products, will require greater efforts and time to finalize sales.

We believe that a significant factor affecting these sales trends will be the opening of other new country markets within the same geographic region or with the same or similar language or cultural bases. As such when new countries are opened, we expect the sales in existing markets to shift to newly opened markets, resulting in a plateau in sales in the existing markets. This will be caused by existing account executive in existing markets viewing the prospect of being able to market to favorably disposed corporations in the new country markets as being a relatively easier sales proposition than pursuing less favorably disposed corporations in existing markets.

a) Our international expansion includes targeting companies that are pre disposed to purchasing our programs. This is done through research on these companies to find out which ones are indeed already pro - active in corporate wellness.

b) We will be entering these new markets with a track record and testimonials, which should increase our speed to market.

c) We will be employing qualified experienced corporate sales executives that are already connected into the corporate arena in these international markets.

MANAGEMENT INFORMATION, INTERNET AND TELECOMMUNICATION SYSTEMS

In order to facilitate our continued growth and support account executive activities, we will continually upgrade our web-based management information system and supporting internet and telecommunication systems. These systems will include:

(1) local area networks of personal computers, serving our administrative staff;

(2) an internet website to provide a variety of online services for account executives, customer service representatives, and potential corporate customers.

(3) an international web-based integrated customer management systems, combining online and standalone features, to allow Fit For Business and its employees, account executives, customer service representatives and licensees to record, track and report relevant customer information.

    1.  Calendar & Appointment Functionality
    2.  Corporate Profile - including goals
    3.  Individual Employee Profile - Including Goals of going on program
    4.  Employee Follow-up module
            a. Including call scripts to collect & record information on how employee is performing on program, this includes physical, behaviors, and feelings, measurements on the 1st, 3rd, 7th, 14th, 28th, and then monthly
    5.  Product order and reorder - automated
            a. Interface to Herbalife Ordering procedures/system
    6.  Reporting system
            a. To Individual employee for encouragement to show how they are performing against the goals they set
            b. To the corporation at the aggregate level
                    i.  No individual information to privacy reasons
    7. Licensee, Account Executive and Customer Service Representative management
            a. Ensure all customers are being followed up
            b. Orders are being placed in a timely manner
            c. Contract renewals are followed up

We will continue to invest in our systems in order to strengthen our operating platform.

GOVERNMENTAL REGULATION

General. We are affected by extensive laws, governmental regulations, administrative determinations, court decisions and similar constraints, as applicable, at the federal, state and local levels, including regulations pertaining to: (1) program claims and advertising, including direct claims and advertising by us, as well as claims and advertising by account executives, for which we may be held responsible; (2) our distribution system; (3) transfer pricing and similar regulations that affect the level of taxable income and customs duties; and (4) taxation of account executives, which in some instances may impose an obligation on us to collect the taxes and maintain appropriate records.

Programs. While there have been no program sales to date by FFBI in the United States it was our intention by February 2006 to commence investigating the North American market place. Our investigations of the north American market have proven to be fruitful and we have entered into a licensing arrangement in the USA and it is our intension that we would commence program sales in 2007 in the United States.

In the United States and other markets we intend to operate in, the formulation, manufacturing, packaging, storing, labeling, promotion, advertising, distribution of the Herbalife nutritional products will be subject to regulation by one or more governmental agencies, but these regulations will need to be complied with by Herbalife - prior to receipt and distribution by FFBI Account Executives and customer service representatives.

Prior to commencing operations and prior to making or permitting sales of our programs in some international markets, we may be required to obtain an approval, license or certification from the country's relevant health agency. Where a formal approval, license or certification is not required, we may seek a favorable opinion of counsel regarding our compliance with applicable laws. Prior to entering a new market in which a formal approval, license or certificate is required, we will work extensively with local authorities in order to obtain the requisite approvals. The approval process may require us to present each program and product ingredient to appropriate regulators and, in some instances, arrange for testing of products by local technicians for ingredient analysis. The approvals may be conditioned on reformulation of our products or may be unavailable with respect to some programs or some ingredients. Product reformulation or the inability to introduce some programs or ingredients into a particular market may have an adverse effect on sales. We must also comply with program advertising, labeling and packaging regulations that vary from country to country. Our failure to comply with these regulations can result in our program being removed from sale in a particular market, either temporarily or permanently.

In the United States, the FTC, which exercises jurisdiction over the advertising of our programs, has in the past several years instituted enforcement actions against several dietary supplement companies for false and misleading advertising of some of their products. These enforcement actions have resulted in consent decrees and monetary payments by the companies involved. In addition, the FTC has increased its scrutiny of the use of testimonials, which we also utilize. We cannot be sure that the FTC will not question our advertising or other operations. In November 1998, the FTC issued a guide for the dietary supplement industry, describing how the FTC applies the law that it administers to advertisements for dietary supplements. It is unclear whether the FTC will subject advertisements of this kind, including our advertisements, to increased surveillance to ensure compliance with the principles set forth in the guide.

In some countries, regulations applicable to the activities of our account executives also may affect our business because in some countries we may be responsible for our account executives' conduct. In these countries, regulators may request or require that we take steps to ensure that our account executives comply with local regulations. The types of regulated conduct may include: (1) representations concerning our programs; (2) income representations made by us and/or account executives; (3) public media advertisements, which in foreign markets may require prior approval by regulators; and (4) sales of programs in markets in which the products have not been approved, licensed or certified for sale.

In some markets, it is possible that improper program claims by account executives could result in our programs being reviewed or re-reviewed by regulatory authorities and, as a result, being classified or placed into another category as to which stricter regulations are applicable. For example inappropriate or improper claims made about nutritional products could see them being reclassified from being a food to a therapeutic good. Such a reclassification would require significantly different registration, labeling and marketing processes being undertaken for such a nutritional product. In addition, we might be required to make advertising and labeling changes.

Through our manuals, seminars and other training materials and programs, we attempt to educate our account executives and customer service representatives as to the scope of permissible and impermissible activities for example impermissible activities in some markets may include claiming that our programs can deliver weight reduction or that they will deliver stress relief in the work place or increase the productivity of the workplace. The account executives and customer service representatives are trained to ensure that their activities and claims involving the FFBI programs do not transgress any of the laws of the market in which they operate.

We also investigate allegations of account executive misconduct. However, our independent account executives generally are independent contractors, and we are unable to monitor directly all of their activities. As a consequence, we cannot be sure that our account executives comply with applicable regulations. Misconduct by account executives could have a material adverse effect on us in a particular market or in general. For example if the account executive was located in Australia and were to make a proven misleading or deceptive claim, the Australian Trade Practices Act 1974 (Cth) might open FFBI to a claim for damages consisting of:
     o    compensatory damages for any injury;
     o damages for any expenses incurred to treat an injury or repair damage to property, including medical expenses;
     o    compensation for any loss of income because of injury or damage;
     o an amount in respect of any costs which will be incurred in the future to treat an injury or repair damage to property; and
     o compensation for any loss of life expectancy or ongoing impairment of earning capacity.

We are unable to predict the nature of any future laws, regulations, interpretations or applications, nor can we predict what effect additional governmental regulations or administrative orders, when and if promulgated, would have on our business in the future. They could, however, require: (1) the reformulation of some products not able to be reformulated; (2) imposition of additional record keeping requirements; (3) expanded documentation of the properties of some programs; (4) expanded or different labeling; and (5) additional scientific substantiation regarding product ingredients, safety or usefulness.

Any or all of these requirements could have a material adverse effect on our results of operations and financial condition.

Sources of liability for FFBI will depend on the nature of the activity been undertaken and the jurisdiction that we are operating in. For example in Australia actions in respect of defective services or products are likely to be based in one or more of the following three areas of law:
     o the Australian Federal Trade Practices Act and comparable legislation in the Australian State and Territory jurisdictions; and
     o    the common law of contract; and
     o    the common law of negligence.

Australian Federal Trade Practices Act:

The Trade Practices Act 1974 (Cth) in broad terms, the objectives of the Trade Practices Act and similar State and Territory legislation are to promote competition and fair trading and provide for consumer protection. The Trade Practices Act covers anti-competitive and unfair market practices, company mergers or acquisitions, product safety and product liability. The section of the Act most likely to affect FFBI is Section 52 which prohibits corporations from engaging in misleading or deceptive conduct in trade or commerce. It prohibits certain false representations, for example, that services or goods are of a particular standard, quality, value, grade, composition, style or model or have a particular history or a particular previous use. Labeling and advertising claims on products are susceptible to challenge under these provisions and must be capable of substantiation. In assessing whether claims are misleading, courts will look at whether the express and implied representations are correct and whether the overall impression is accurate. The Fair Trading Acts of the Australian States and Territories contain similar provisions. This extremely wide-ranging provision has established a norm of conduct which, if breached, can give rise to a variety of remedies for a person who suffers damage.

The common law of contract:

Where a service or product is supplied by a manufacturer to a supplier or by a supplier to a consumer there will be a contract between the two parties. Australian courts will often be prepared to find that those contracts include implied terms about the quality of the service or product. If those terms are breached then the party which received the service or product will have an action for breach of contract.

The common law of negligence:

The common law tort of negligence remains an important source of legal rights and responsibilities for service or product liability actions under Australian law. The most significant of the common law remedies against service provider, manufacturers and distributors of defective goods is the law of negligence. Under the law of negligence a plaintiff may recover damages from a defendant if:
o the defendant owes the plaintiff a duty of care at law o the defendant breaches that duty by failing to meet the standard of care required by the law; and o the plaintiff suffers damage because of the breach of duty. In Australia it is well settled that a duty of care is owed by the service provider, manufacturer and supplier of goods to the purchaser or user. The common law provides that the service provider ought reasonably have the user in contemplation when considering the issues of design, delivery, safety and distribution.

Damages:

There are a number of technical differences between the calculation of damages in contract and negligence and under the TPA. However, in broad terms, a successful plaintiff in a service or product liability action will be able to recover:
     o    compensatory damages for any injury
     o damages for any expenses incurred to treat an injury or repair damage to property, including medical expenses
     o    compensation for any loss of income because of injury or damage
     o an amount in respect of any costs which will be incurred in the future to treat an injury or repair damage to property; and
     o compensation for any loss of life expectancy or ongoing impairment of earning capacity.

Food:

Another area of Law in Australia that can affect the FFBI are the regulation affecting Food as the many nutritional products are registered as a food and not a therapeutic good. The Australian States and Territories have food legislation to regulate the composition, packaging, advertising and labeling of food and the hygiene of food premises and equipment.

The Australia New Zealand Food Standards Code is adopted by all the Australian States and Territories. The Code prescribes labeling requirements for all food. Certain statements are prohibited and others are regulated and may only be used in specific circumstances. For example, health and nutrition claims and claims that a food is a food for a specific dietary use are strictly regulated. There is also a general prohibition on the addition of substances to food such as additives, vitamins and minerals, and certain botanicals, unless specifically permitted for a particular food. In addition to the general requirements, the Code sets out prescribed standards for particular foods. Some foods must undergo rigorous safety assessments before they can be made available for sale, for example, novel and genetically modified food.

Therapeutic goods:

Therapeutic goods must be registered and can only be manufactured by a licensed manufacturer, and must also be included on the Australian Register of Therapeutic Goods as either listed or registered goods. There are standards for the manufacture, composition, handling, labeling and advertising of such goods. Therapeutic goods may be assessed for safety and efficacy, depending on the level of risk and the claims made on the product. Distributors of therapeutic goods must hold the relevant level of evidence to support claims made on packaging and in advertising. The legislation also provides a procedure for pre-publication clearance for advertisements of certain therapeutic goods. There are also standards for the labeling of these products.

Trade measurement:

Australian State and Territory trade measurement legislation also imposes certain labeling requirements for packaged foods and other packaged consumer products. The requirements of the legislation apply to all goods packed for sale in Australia and goods fully imported for sale in Australia, unless specifically exempted from the marking requirements. The legislation also includes offences in relation to short measure of packaged goods.

Compliance Procedures. We have instituted formal regulatory compliance measures by developing a system to identify specific complaints against account executives and to remedy any violations by account executives through appropriate sanctions, including warnings, suspensions and, when necessary, terminations. In our manuals, seminars and other training programs and materials, we emphasize that account executives are prohibited from making therapeutic claims.

In order to comply with regulations that apply to both us and our account executives, we will conduct research into the applicable regulatory framework prior to entering a new market in order to identify all necessary licenses and approvals and applicable limitations on our operations in that market. Typically, we would conduct this research with the assistance of local legal counsel and other representatives. We also research laws applicable to account executive operations and revise or alter our account executive manuals and other training materials and programs to provide account executives with guidelines for operating a business, marketing and distributing our programs and similar matters, as required by applicable regulations in each market. We are unable to monitor our supervisors and account executives effectively to ensure that they refrain from distributing our programs in countries where we have not commenced operations.

It is part of our business to anticipate and respond to new and changing regulations and to make corresponding changes in our operations. Although we will devote resources to maintaining our compliance with regulatory constraints in each market, we cannot be sure that (1) we would be found to be in full compliance with applicable regulations in all markets at any given time, or (2) the regulatory authorities in one or more markets will not assert, either retroactively or prospectively or both, that our operations are not in full compliance. Depending upon the severity of regulatory changes in a particular market and the changes in our operations that would be necessitated to maintain compliance, these changes could result in our experiencing a material reduction in sales in the market or determining to exit the market altogether. We cannot be sure that this transition would not have an adverse effect on our business and results of operations either in the short or long term.

COMPETITION

We are subject to significant competition for the recruitment of account executives from network marketing organizations, including those that market weight management programs, nutritional supplements, and personal care programs, as well as other types of products. Some of our competitors are substantially larger than we are, and have available considerably greater financial resources than we have. HCG Healthcorp Group, Healthwise Australia, and Corporate Relaxation and Wellness are direct competitors in Australia. Our ability to remain competitive depends, in significant part, on our success in recruiting and retaining account executives through an attractive compensation plan and other incentives. However, we cannot be sure that our programs for recruitment and retention of account executives will be successful.

The business of marketing weight management programs, nutritional supplements, and personal care programs also is highly competitive. This market segment includes numerous manufacturers including: Omega Trend, USANA, Magnatec Inc., and other marketers, retailers and physicians that actively compete for the business of consumers. The market is highly sensitive to the introduction of new programs or weight management plans, including various prescription drugs that may rapidly capture a significant share of the market.

SALES

Sales represent the gross sales amounts reflected on our invoices by our account executives. Given our pricing policy is as follow:

     a. 40% is allocated to direct program consumables, such as inoculations, pedometer, nutritional supplements, participant rewards, participant information packs and so forth;

     b. 10% is allocated to indirect program cost such an allocation for overheads, quality assurance, management information systems and so forth;

     c. 35% is allocated to compensate the customer service representatives who implement the program and coach/monitor the individuals on the program; and

     d. 15% is the gross margin that we aim to attain on any program sales and out of which we pay sales commission.

We receive the amount reported as "retail sales," and we monitor the actual retail prices charged for our programs. "Net sales" represent the actual purchase prices paid to us by our customers , less any costs associated with items (a) and (b) above. We receive our sales price in cash, check, direct debit or through credit card payments upon execution of contract with corporations. Our use of "retail sales" in reporting financial and operating data reflects the fundamental role of "retail sales" in our accounting systems, internal controls and operations. The "retail sales" price is used by us to calculate, among other things, bonuses earned by licensees and sales commissions earned by account executives. We rely upon "retail sales" data reflected in daily sales reports to monitor results of operations in each of our markets.

CUSTOMERS

For the period ended June 30, 2007, we had 2 customers who had generated approximately $9,622 of revenue.

EMPLOYEES

As of November 7, 2007, we had in total 3 employees, who are also our only Directors and Officers, Mark Poulsen, Anthony Head and Sandra Wendt. Due to our diminished financial capacity, out of the 3 employees only Mark Poulsen continues in a full-time capacity while the other two are part-time. We have never had a work stoppage, and no employees are represented under collective bargaining agreements. We consider our relations with our employees to be good. We have entered into employment contracts with our employees.

INDEPENDENT ACCOUNT EXECUTIVES AND CUSTOMER SERVICE REPRESENTATIVES

As of October 30, 2007 we have 15 registered independent account executives and customer services representatives. The independent account executives and customer service representatives are not our agents and have agreed to abide by our code of conduct and quality assured procedures.

The FFBI Code of Conduct is intended to regulate the conduct of independent and employed account executives and customers service representatives. FFBI is responsible for administering the Code.

To ensure compliance with the Code of Conduct, FFBI may impose an administrative sanction if a breach of the Code is found to have occurred. An administrative sanction may range from a caution through to suspension or the ultimate sanction of dismissal if an employee or cancellation of their contract as an independent contractor.

The Code of Conduct is not intended to displace any duty or liability that an account executive or a customer service representative may have under the law of the country in which they are doing business.

The objectives of the Code of Conduct are:

     (a) to establish a proper standard for the conduct of business as an account executive or customer service representative;

     (b) to set out the minimum attributes and abilities that a person must to perform as a account executives and customer service representatives under the Code of Conduct, including:

          (i)   being of good character;
          (ii) knowing the FFBI programs and products, in sufficient depth to offer sound and comprehensive advice to a customer;
          (iii) completing continuing professional development as required;
          (iv)  being able to perform diligently and honestly;
          (v)   being able and willing to deal fairly with customers;
          (vi) having enough knowledge of business procedure to conduct business as an account executive or customer service representative;
          (vii) properly managing and maintaining customer, employee and retiree records;

     (c) to require account executives and customer service representatives to be accountable to the customer.

The Code of Conduct does not list exhaustively the acts and omissions that may fall short of what is expected of a competent and responsible account executives and customer service representatives. However, the Code of Conduct imposes on an account executives and customer service representatives the overriding duty to act at all times in the lawful interests of the customer. Any conduct falling short of that requirement may make the account executives and customer service representatives liable to dismissal if an employee or cancellation of their contract as an independent contractor.

In achieving its mission FFBI looks to provide high quality programs and products to our customers. The quality procedures implemented by FFBI strives to ensure FFBI meets and exceed customer' needs and expectations through fostering a culture of continuous improvement, both at the sales and managerial level, and by cultivating cooperation and mutual respect among employees, independent contractors, customers, and suppliers.

FFBI, has developed a quality assurance process that includes systems, methods, and work instructions in accordance with our values and to achieve the following objectives:

     o Providing effective programs by working continuously to meet the needs, desires, and satisfaction of all customers;
     o Ensuring that the quality, safety, efficacy, standards are placed, approved, and adhered to;
     o Ensuring that all policies, operational procedures, and work instructions are constantly revised and evaluated;
     o Verifying that adequate steps and procedures are placed and implemented to ensure an ongoing process of improvement through the participation and commitment of all employees and independent contractors at all levels;
     o Supporting the company's quality assurance procedure, by introducing and utilizing the latest technology, innovations and research, to make our programs of the highest quality; and
     o Developing programs for customers through following cost-effectiveness, well-planning, and systematic methods that enable measuring, evaluating, and achieving program attributes in compliance with the customer requirements.

FFBI is strongly committed to the FFBI quality procedures and processes and as proven through the implementation of ISO 9001:2000.

LICENSEE AND THE AUSTRALIAN AND NEW ZEALAND LICENSE AGREEMENT

The  licensee assists FFBI enter a new market place by making available their:
     o    distribution chain;
     o    experience in the market place;
     o    existing government and business relationships; and
     o their profile within the wellness industry of the market that FFBI is entering.

The licensee main motivator for becoming part of the FFBI business model is to gain the increased retail sales volumes of products and services from corporations and retirement villages, and as such open their existing distribution business to the corporate market segment in addition to continuing to target individual retail customers. The licensees by increasing their sales volumes would increase their revenues and thus their commissions and or overall profitability. For example where the licensee is an existing Herbalife nutritional products distributor, such as L.R. Global Marketing Pty Ltd, they have provided:

     o an existing group of Herbalife product distributors, who will primarily be supplying these products to individual retail customers. A small number of these distributors have met the selection criteria to become FFBI Account Executives or Customer Service Representatives;
     o an intimate knowledge and an existing profile of doing business in the Australian and New Zealand market places in which they operate and has been demonstrated by their business success in these market place;
     o an existing distribution and supply chain already set up as far as the Herbalife nutritional products are concerned; and
     o existing corporate and government relationship that they are starting to leverage to get the FFBI programs accepted into the workplaces;

In the instance that the licensee is a Herbalife distributor they take up an FFBI license because they see an opportunity to increase their retail sales by using the FFBI model to market to a single corporation that may have a hundred employees rather than to individual retail customers. As such getting an individual corporate customer with a hundred employees can be a more cost and time effective mechanism of generating greater sales of the Herbalife products as opposed to gaining a hundred individual retail customers. Those licensees that are Herbalife distributors are incentivized to join FFBI due to the 5% commission they will receive through all sales of Herbalife products by their Account executives and Customer Service representatives, as well as from receiving 1% of the full value of all contracts signed by their account executives from FFBI. FFBI is willing to sacrifice these opportunities in exchange for revenues generated by the licensing fee and the knowledge that they will be obtaining the service of an established sales force. They will also be in a position to benefit from the branding expenses undertaken by FFBI in the form of advertisements, as well as from the television programs FFBI intends to launch pertaining to its products and services.

The value of the license grant of $500,000 is determined on the basis of FFBI delivering the following services to the licensee:

[ ]  Initial set up fee $50,000
     o Assistance with the short listing, interview and selection of up to 10 account executives and 10 customer service representatives to join FFB;
     o    Set up and provision of all office automation and IT systems;

[ ] Initial set up fee $100,000 (this may vary depending on the number of locations)

     o Provision of orientation training for the licensee their 10 Account Executives and 10 customer service representatives including on the rules of conduct, policies, all Information Technology systems, corporate process and quality assurance processes;
     o A series of hands on workshops on every element of the FFBI programs on offer;
     o A series of workshop for licensee and Account Executives on corporate sales process of the FFBI program;
     o A series of workshop on developing existing corporate or relationships and leads of the account executives;
     o Assisting licensee and their account executives undertake and retirement village presentations;
     o    Generating corporate sales leads for the account executives;

[ ]  Ongoing annual fee for 10 years of $35,000
     o Developing and releasing updates for all corporate policies, systems and processes;
     o    Ongoing training provision;
     o    Generating corporate sales leads for the account executives; and
     o    Hosting annual conference.

In August 2004, Subsidiary entered into a non-assignable license agreement with L.R. Global Marketing Pty. Ltd. ("L.R. Global"). The principals of L.R. Global are Laraine Richardson and Dianne Waghorne. The principals of L.R. Global are not related to FFBI, or to its officers and directors except as described herein. Pursuant to the license agreement, L.R. Global has the right, for a period of ten (10) years, to the use of our logo, our web based management information system, marketing and promotional literature, processes, systems, intellectual property and attend FFBI events for the purpose of generating new customers for the Company and for training account executives and customer service representatives.

Under the terms of the license agreement, L.R. Global is obligated to pay $500,000 for the grant of the license. L.R. Global will as an independent Herbalife distributor receives a five (5%) percent commission directly from

Herbalife on the sales of the Herbalife products generated by L.R. Global as part of any FFBI program sales. The 5% commission is a standard commission paid by Herbalife to independent distributors such as L.R. Global. FFBI has no influence, or agreement, as to what commissions L.R. Global Pty Ltd will receive from Herbalife. This is a matter entirely determined independently through L.R. Global Pty Ltd independent distributor agreement with Herbalife. In connection with the grant of the license agreement, Mark A. Poulsen transferred 500,000 shares of our common stock to L.R. Global. The value of the shares transferred by Mark A. Poulsen was estimated to be $250,000, or $.50 per share. Such value was determined based on the value per share calculated and assigned by the board of directors of the company to certain promissory notes assumed from subsidiary subsequent to the execution of the exchange agreement which were converted into shares of common stock of FFBI in September 2004.

Through June 30, 2005, L.R. Global has paid the sum of $124,750. L.R. Global was required to pay the balance of the amount owing by December 31, 2004. L.R. Global was in default of the terms of the License Agreement balance owing to us. In June 2005, L.R. Global paid us USD$7,000 and executed an amended license agreement. The amended license agreement provides for final payment of the balance of the license fee within 60 days after our stock is quoted on the OTC Bulletin Board. In addition, the principals of L.R. Global, Laraine Richardson and Dianne Waghorne, executed personal guarantees for the balance of the outstanding license fee. As of October 30, 2007, L.R. Global was yet to make the remaining payment. L.R. Global's legal representatives are in discussions with the company attempting to negotiate a further payment arrangement. While the Company is negotiating in good faith the Company has reserved its rights to legally enforce its entitlements under its licensing agreements and the Directors and Personal Guarantees.

In September 2006, the Company entered into a non-assignable license agreement with Mr Bruce Gilling of Florida ("Gilling"). Mr Gilling is an existing optionholder of FFBI but is not otherwise related to FFBI, or to its officers and directors except as described herein. Pursuant to the license agreement, Gilling has the right, for a period of ten (10) years, to the use of our logo, our web based management information system, marketing and promotional literature, processes, systems, intellectual property and attend FFBI events for the purpose of generating new customers for the Company and for training account executives and customer service representatives.

Under the terms of the license agreement, Gilling is obligated to pay $500,000 for the grant of the license. Gilling will as an independent Herbalife distributor receive a five (5%) percent commission directly from Herbalife on the sales of the Herbalife products generated by Gilling as part of any FFBI program sales. The 5% commission is a standard commission paid by Herbalife to independent distributors such as Gilling. FFBI has no influence, or agreement, as to what commissions Gilling will receive from Herbalife. This is a matter entirely determined independently through Gilling independent distributor agreement with Herbalife.

The License fee payment will be made by way of initial deposit of $20,000 in October 2006, a further implementation Fee of $80,000 in January 2007 and then annually as invoiced $100,000 per year for four years. Pursuant to the licensing agreement Gilling will be entitled to 100,000 options convertible to unregistered shares at a 40% discount to market following the payment of implementation Fee in January 2007. Gilling is also to receive 100,000 options convertible to unregistered shares at a 40% discount to market as on each occasion that he invoices $1,000,000 in retail sales. The Company is to have the first right of refusal on the sale of the resultant shares by Gilling, at the then prevailing market price or less.

FIT FOR BUSINESS IS ISO 9001:2000 CERTIFIED

The International Organization for Standardization (ISO) is a worldwide federation of national standards bodies from some 100 countries, one from each country. ISO's work results in international agreements which are published asInternational Standards. ISO 9001:2000 provides an internationally recognized formula for running any operation where quality assurance in the provision of the service is a requirement. The requirements of the ISO 9001:2000 standard are organized into the following five sections:
     o    Quality Management System
     o    Management Responsibility
     o    Resource Management
     o    Product Realization
     o    Measurement, analysis and improvement

The Company's quality management system puts in place a system whereby quality has become part of our operation and will continually improve our services and products.

The implementation of our quality management system was certified to the Australian/International Standard AS/NZS ISO 9001:2000, and this is the highest certification that can be awarded for a management system and will satisfy all government requirements in Australia and internationally.

      Whatmakes up our quality management system?
          o    Quality Policy - The Management's commitment to quality
          o Quality Manual - our overall policy and interpretation of the standard
          o Detailed Work Instructions - documented procedures on how to specific task and training
          o Job Descriptions - specific tasking to staff members ensuring and accountability
          o    Company Forms - the approved form used within the company
          o    A procedure for recording and fixing problems
          o    A regular internal check of the system and processes
          o A regular check by independent auditors of the system and processes

PATENTS OR TRADEMARKS OR LICENCES

FFBI's "Fit For Business" logo was trademarked and registered in Australia on Oct 15, 1999 for a period of ten (10) years.

FFBI does not have any other trademarks, patents or licenses nor is it currently seeking any further intellectual property rights.

DESCRIPTION OF PROPERTY
-----------------------

The Company does not own any real property. We presently have a rent and common area cost sharing agreement with Mark Poulsen & Associates Pty. Ltd. ("Associates") which is a month-to-month arrangement. Mark A. Poulsen is one of our officers and directors. The premises are located at 10/27 Mayneview Street, Milton, Australia. We pay approximately 90% of the costs associated with Associates agreement. This is approximately $1,383 per month. We also have an agreement with Incorp Services, Inc., located at 3155 E. Patrick Lane, Suite 1, Las Vegas, Nevada. This agreement provides us with a "virtual office program."

The "virtual office program" provides us with registered agent services in Nevada (since we are a Nevada corporation) and use of certain facilities such as conference rooms and receipt of mail. We do not operate our business from this location. We will pay approximately $1,495 per year for the "virtual office program."

LEGAL PROCEEDINGS
-----------------

Our subsidiary, Fit For Business (Australia) Pty. Ltd., is plaintiff in legal proceedings against one of our licensees, L.R. Global Marketing Pty. Ltd, for outstanding licensing fees owed in the amount of $443,263.

Other than this claim, neither our parent company nor our subsidiary, or any of their properties, is a party to any pending legal proceeding. We are not aware of any contemplated proceeding by a governmental authority. Also, we do not believe that any director, officer, or affiliate, any owner of record or beneficially of more than five per cent (5%) of the outstanding common stock, or security holder, is a party to any proceeding in which he or she is a part adverse to us or has a material interest adverse to us.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
-------------------------------------------------------------------------
DISCLOSURE
----------

         There have been no events required to be reported by this Item.

                      Fit For Business International, Inc.

                        Consolidated Financial Statements

                             June 30, 2007 and 2006

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Fit For Business International, Inc.
Milton, Australia

We have audited the accompanying balance sheet of Fit For Business International, Inc. (a development stage company) as of June 30, 2007, and the related statements of operations and comprehensive loss, cash flows and stockholders' equity, for the two years then ended and for the period from inception (December 14, 1998) through June 30, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fit For Business International, Inc. (a development stage company) as of June 30, 2007 and the results of its operations and its cash flows for the two years then ended and for the period from inception (December 14, 1998) through June 30, 2007 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As more fully described in Note 2, the Company has incurred recurring operating losses and has an accumulated deficit. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

Mendoza Berger & Company, LLP

/s/ Mendoza Berger & Company, LLP

Irvine, California
October 12, 2007


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET


                                     ASSETS
                                     ------

                                                                            June 30,
                                                                              2007
                                                                          -----------
Current assets
   Cash and cash equivalents                                              $     1,140
   Accounts receivable, net of allowance for doubtful accounts                   --
   Other receivables                                                            2,500
   Inventory                                                                    1,484
                                                                          -----------

     Total current assets                                                       5,124

Property and equipment
   Office and computer equipment                                                2,290
   Furniture and fixtures                                                         204
   Web site development costs                                                   8,828
   Developed software applications                                             44,635
                                                                          -----------

                                                                               55,957
   Less accumulated depreciation and amortization                             (26,363)
                                                                          -----------

     Net property and equipment                                                29,594

Intangible assets subject to amortization
   Patent, less accumulated amortization of $20,864                           979,136
   Trademark, less accumulated amortization of $223                                31
                                                                          -----------

                                                                              979,167
Other assets
   Deferred offering costs                                                    194,902
                                                                          -----------

Total assets                                                              $ 1,208,787
                                                                          ===========

                 The accompanying notes are an integral part of
                    these consolidated financial statements.


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                           CONSOLIDATED BALANCE SHEET


                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)

                                                                            June 30,
                                                                              2007
                                                                          -----------
Current liabilities
   Accounts payable                                                       $    79,086
   Accrued compensation and related expenses                                  285,869
   Other accrued liabilities                                                  129,797
   Loans from related parties                                                 140,375
   Convertible promissory note                                              1,018,986
                                                                          -----------

     Total current liabilities                                              1,654,113

Deferred revenue - license fees                                               124,750

Promissory notes and accrued interest subject to rescission
   Promissory notes - Fort Street Equity, Inc., 5% per annum, principal
     and accrued interest due December 31, 2009, unsecured                    182,139

Stockholders' (deficit)
   Preferred stock, par value $0.001 per share; 10,000,000 shares
     authorized; 1,000,000 shares issued and outstanding                        1,000
   Common stock, par value $0.001 per share; 100,000,000 shares
     authorized; 24,346,000 shares issued and outstanding                      24,346
   Additional paid-in capital                                                 981,467
   Deficit accumulated during the development stage                        (1,576,054)
   Accumulated other comprehensive loss                                      (182,974)
                                                                          -----------

     Total stockholders' (deficit)                                           (752,215)
                                                                          -----------

Total liabilities and stockholders' (deficit)                             $ 1,208,787
                                                                          ===========

                 The accompanying notes are an integral part of
                    these consolidated financial statements.


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
      CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)


                                                                                             For the Period
                                                                                               December 14,
                                                                  Years Ended June 30,             1998
                                                             ----------------------------      (Inception)
                                                                            (As Restated)      to June 30,
                                                                 2007            2006              2007
                                                             ------------    ------------    --------------
Revenues                                                     $     12,079    $      9,622    $       41,047

Cost of sales                                                       3,323           6,381            17,727
                                                             ------------    ------------    --------------

Gross profit                                                        8,756           3,241            23,320
                                                             ------------    ------------    --------------

Selling, general and administrative expenses
    Wages, compensation and related taxes                         472,438       1,120,246         1,921,864
    Legal, accounting and consulting fees                          58,469         101,577           396,025
    Realized foreign currency exchange (gains) losses             (77,891)          8,079           (63,391)
    Other selling, general and administrative                     107,133          68,493           533,946
                                                             ------------    ------------    --------------

         Total selling, general and administrative
           expenses                                               560,149       1,298,395         2,788,444
                                                             ------------    ------------    --------------

Loss from operations                                             (551,393)     (1,295,154)       (2,765,124)
                                                             ------------    ------------    --------------

Other income (expense)
    Gain on cancellation of officer's accrued compensation      1,236,279            --           1,236,279
    Interest income                                                   531            --                 531
    Interest expense                                              (26,861)         (7,313)          (47,740)
                                                             ------------    ------------    --------------

         Total other income (expense)                           1,209,949          (7,313)        1,189,070
                                                             ------------    ------------    --------------

Income (loss) before provison for income taxes                    658,556      (1,302,467)       (1,576,054)

Provision for income taxes                                           --              --                --
                                                             ------------    ------------    --------------

Net income (loss)                                                 658,556      (1,302,467)       (1,576,054)

Other comprehensive income (loss)
    Foreign currency translation                                 (192,090)         47,347          (182,974)
                                                             ------------    ------------    --------------

Total comprehensive income (loss)                                 466,466      (1,255,120)       (1,759,028)
                                                             ============    ============    ==============

Net income (loss) per common share -
    basic and diluted                                                0.03           (0.06)            (0.17)
                                                             ============    ============    ==============

Weighted average number of common
  shares outstanding                                           23,134,699      20,888,123         9,009,468
                                                             ============    ============    ==============

                 The accompanying notes are an integral part of
                    these consolidated financial statements.


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
     FROM THE COMPANY'S INCEPTION (DECEMBER 14, 1998) THROUGH JUNE 30, 2007


                                                                                             Deficit      Accumulated
                                                                                Common     Accumulated       Other
                       Preferred Stock        Common Stock      Additional      Stock       During the   Comprehensive
                      ------------------  --------------------    Paid-in    Subscription  Development       Income
    Description         Shares    Amount     Shares    Amount     Capital     Receivable      Stage          (Loss)        Totals
--------------------- ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
 December 14, 1998    $     --    $ --    $      --    $  --    $     --     $      --     $      --      $      --     $      --

Net (loss) for the
 period                     --      --           --       --          --            --         (16,960)          --         (16,960)
Foreign currency
 translation                --      --           --       --          --            --            --             (534)         (534)
                      ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
June 30, 1999               --      --           --       --          --            --         (16,960)          (534)      (17,494)

Net (loss) for the
 period                     --      --           --       --          --            --        (138,322)          --        (138,322)
Foreign currency
 translation                --      --           --       --          --            --            --            7,472         7,472
                      ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
 June 30, 2000              --      --           --       --          --            --        (155,282)         6,938      (148,344)

Issuance of common
 stock for services         --      --      5,000,000    5,000        --            --          (5,000)          --            --
Net (loss) for the
 period                     --      --           --       --          --            --         (53,529)          --         (53,529)
Foreign currency
 translation                --      --           --       --          --            --            --           25,453        25,453
                      ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
 June 30, 2001              --      --      5,000,000    5,000        --            --        (213,811)        32,391      (176,420)

Net (loss) for the
 period                     --      --           --       --          --            --         (32,584)          --         (32,584)
Foreign currency
 translation                --      --           --       --          --            --            --          (20,804)      (20,804)
                      ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
 June 30, 2002              --      --      5,000,000    5,000        --            --        (246,395)        11,587      (229,808)

Net (loss) for the
 period                     --      --           --       --          --            --         (24,176)          --         (24,176)
Foreign currency
 translation                --      --           --       --          --            --            --          (45,554)      (45,554)
                      ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
 June 30, 2003              --      --      5,000,000    5,000        --            --        (270,571)       (33,967)     (299,538)

Net (loss) for the
 period                     --      --           --       --          --            --        (130,264)          --        (130,264)
Foreign currency
 translation                --      --           --       --          --            --            --           (6,119)       (6,119)
                      ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
 June 30, 2004              --      --      5,000,000    5,000        --            --        (400,835)       (40,086)     (435,921)




                 The accompanying notes are an integral part of
                    these consolidated financial statements.




                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
     FROM THE COMPANY'S INCEPTION (DECEMBER 14, 1998) THROUGH JUNE 30, 2007


                                                                                             Deficit      Accumulated
                                                                                Common     Accumulated       Other
                       Preferred Stock        Common Stock      Additional      Stock       During the   Comprehensive
                      ------------------  --------------------    Paid-in    Subscription  Development       Income
    Description         Shares    Amount     Shares    Amount     Capital     Receivable      Stage          (Loss)        Totals
--------------------- ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------
Stock options
 issued for cash            --      --           --       --        10,000          --            --             --          10,000
Preferred and
common stock issued
 for deemed reverse
 merger with FFB
 Australia             1,000,000   1,000   15,000,000   15,000     (30,950)         --           5,000           --          (9,950)
Employee compensation
 paid by shares
 issued by company
 officer/director           --      --           --       --       220,000          --            --             --         220,000
Loan from former
 director paid by
 shares issued by
 company
 officer/director           --      --           --       --         7,500          --            --             --           7,500
Consulting services
 paid by shares
 issued by company
 officer/director           --      --           --       --       132,500          --            --             --         132,500
Promissory notes
 converted to
 common stock            870,000     870      377,932     --          --            --         378,802
Net (loss) for the
 period                     --      --           --       --          --            --        (536,308)          --        (536,308)
Foreign currency
 translation                --      --           --       --          --            --            --            1,855         1,855
                      ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
 June 30, 2005         1,000,000   1,000   20,870,000   20,870     716,982          --        (932,143)       (38,231)     (231,522)

Compensation from
 stock options
 issued by principal
 stockholder                --      --           --       --        54,751          --            --             --          54,751
Common stock issued
 for services               --      --          1,000        1         499          --            --             --             500
Compensation from
 stock options
 issued by principal
 stockholder                --      --           --       --         6,710          --            --             --           6,710
Common stock issued
 for cash                   --      --        100,000      100      49,900       (12,000)         --             --          38,000
Net (loss) for the
 period (as restated)       --      --           --       --          --            --      (1,302,467)          --      (1,302,467)
Foreign currency
 translation                --      --           --       --          --            --            --           47,347        47,347
                      ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
 June 30, 2006
 (as restated)         1,000,000   1,000   20,971,000   20,971     828,842       (12,000)   (2,234,610)         9,116    (1,386,681)


                 The accompanying notes are an integral part of
                    these consolidated financial statements.



                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
            CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
     FROM THE COMPANY'S INCEPTION (DECEMBER 14, 1998) THROUGH JUNE 30, 2007


                                                                                             Deficit      Accumulated
                                                                                Common     Accumulated       Other
                       Preferred Stock        Common Stock      Additional      Stock       During the   Comprehensive
                      ------------------  --------------------    Paid-in    Subscription  Development       Income
    Description         Shares    Amount     Shares    Amount     Capital     Receivable      Stage          (Loss)        Totals
--------------------- ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Common stock issued
 for cash                   --      --      3,375,000    3,375     148,625          --            --             --         152,000
Compensation from
 extending terms of
 stock options              --      --           --       --         4,000          --            --             --           4,000
Net income for the
 period                     --      --           --       --          --          12,000       658,556           --         670,556
Foreign currency
 translation                --      --           --       --          --            --            --         (192,090)     (192,090)
                      ----------  ------  -----------  -------  ----------   -----------   -----------    -----------   -----------

Balance -
 June 30, 2007         1,000,000  $1,000   24,346,000  $24,346  $  981,467   $      --     $(1,576,054)   $  (182,974)  $  (752,215)
                      ==========  ======  ===========  =======  ==========   ===========   ===========    ===========   ===========


                 The accompanying notes are an integral part of
                    these consolidated financial statements.


                    FIT FOR BUSINESS INTERNATIONAL, INC.
                        (A DEVELOPMENT STAGE COMPANY)
                    CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 For the period
                                                                                                   December 14,
                                                                         Years Ended June 30,          1998
                                                                     --------------------------    (Inception)
                                                                                   (As Restated)   to June 30,
                                                                         2007           2006           2007
                                                                     -----------    -----------    -----------
Cash flows from operating activities
    Net income (loss)                                                $   658,556    $(1,302,467)   $(1,576,054)
    Adjustments to reconcile net income (loss) to net cash used in operating activities
       Gain on cancellation of officer's accrued compensation         (1,236,279)          --       (1,236,279)
       Depreciation and amortization                                      28,826          8,668         42,861
       Write-off of deferred offering costs                                 --             --           77,000
       Employee compensation paid by issued options and shares             4,000         61,461        285,461
       Consulting and other services paid by issued shares                  --              500        133,000
       Interest on promissory notes converted to paid-in capital            --             --           13,801
       Changes in operating assets and liabilities
          Accounts receivable                                               --             --          124,750
          Other receivables                                               (2,500)          --           (2,500)
          Inventory                                                         --            1,925         (1,277)
          Accounts payable                                               (13,544)        28,599         67,097
          Accrued compensation and other accrued liabilities             423,641      1,008,327      1,521,410
                                                                     -----------    -----------    -----------

                Net cash used in operating activities                   (137,300)      (192,987)      (550,730)
                                                                     -----------    -----------    -----------

Cash flows from investing activities
    Purchases of property and equipment                                     --           (1,102)       (48,131)
    Payment for Australian trademark                                        --             --             (219)
                                                                     -----------    -----------    -----------

                Net cash used in investing activities                       --           (1,102)       (48,350)
                                                                     -----------    -----------    -----------

Cash flows from financing activities
    Bank overdraft                                                        (2,471)           863           --
    Proceeds from loans - related parties                                 38,844         54,814        437,982
    Repayments on loans - related parties                                (36,062)       (22,626)      (331,865)
    Proceeds from loan - former director                                    --             --            7,500
    Proceeds from issuance of convertible notes                             --             --          365,000
    Proceeds from issuance of promissory notes                              --          122,305        156,355
    Proceeds from issuance of common stock                               152,000         38,000        190,050
    Payments of deferred offering costs                                  (26,583)       (50,199)      (246,535)
                                                                     -----------    -----------    -----------

                Net cash provided by financing activities                125,728        143,157        578,487
                                                                     -----------    -----------    -----------

Effect of exchange rate changes on cash and cash equivalents              12,617         47,347         21,733
                                                                     -----------    -----------    -----------

Net increase (decrease) in cash and cash equivalents                       1,045         (3,585)         1,140

Cash and cash equivalents, beginning of period                                95          3,680           --
                                                                     -----------    -----------    -----------

Cash and cash equivalents, end of period                             $     1,140    $        95    $     1,140
                                                                     ===========    ===========    ===========


                 The accompanying notes are an integral part of
                    these consolidated financial statements.




                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 For the period
                                                                                                   December 14,
                                                                         Years Ended June 30,          1998
                                                                     --------------------------    (Inception)
                                                                                   (As Restated)   to June 30,
                                                                         2007           2006           2007
                                                                     -----------    -----------    -----------
Supplemental disclosure of cash flow information

    Cash paid during the period for

       Interest                                                      $      --      $       303    $       502
                                                                     ===========    ===========    ===========

       Income taxes                                                  $      --      $      --      $      --
                                                                     ===========    ===========    ===========



Supplemental disclosure of noncash investing and financing activities

     On March 24, 2007, the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. Footfridge had no operations and its only significant asset was a patent. Accordingly, the acquisition has been recorded as an intangible asset purchase with no goodwill recognized. The patent was recorded at $1,000,000, which was the estimated fair value of the note payable on the acquisition date.This agreement was subsequently rescinded on August 21, 2007. (See Note 3).







                 The accompanying notes are an integral part of
                    these consolidated financial statements.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                             JUNE 30, 2007 AND 2006


(1)     Summary of Significant Accounting Policies

Organization and Basis of Presentation

Fit For Business International, Inc. ("FFBI" or the "Company") is a Nevada corporation in the development stage of providing products and services for: (i) corporate wellness programs which address business productivity, stress and absenteeism issues; (ii) living well programs directed primarily, but not exclusively, to individuals over 45 years of age; and, (iii) nutritional supplements manufactured and supplied by Herbalife Ltd. ("Herbalife"). The accompanying consolidated financial statements of FFBI were prepared from the accounts of the Company under the accrual basis of accounting in United States dollars. In addition, these financial statements reflect the completion of a deemed reverse merger between FFBI and Fit For Business (Australia) Pty Limited ("FFB Australia"), which was effected on September 14, 2004.

Prior to the completion of the deemed reverse merger, FFBI was a dormant corporation with no assets or operations (essentially since its organization on May 30, 2001, and incorporation on July 31, 2001). The Company was originally incorporated under the name of Elli Tsab, Inc. On April 7, 2004, the name of the Company was changed to Patient Data Corporation. On January 13, 2005, the name of the Company was again changed to Fit For Business International, Inc. in order to better reflect the current business plan.

FFB Australia was organized as an Australian private company on December 14, 1998, and subsequently began certain marketing studies and corporate awareness programs to obtain customers for its products and services. In October 2003, FFB Australia initiated a capital formation activity through the private placement of certain convertible promissory notes which provided, through September 14, 2004, proceeds of $365,000. Subsequent to the completion of the deemed reverse merger, the liability associated with the convertible promissory notes was assumed by the Company. Thereafter, all of the promissory notes were converted into shares of common stock of FFBI.

In addition, in November 2003, FFB Australia commenced a capital formation activity to effect a deemed reverse merger with a corporation validly organized in the United States for the purpose of completing a Registration Statement on Form SB-2 with the Securities and Exchange Commission ("SEC"), and raising capital from the issuance of common stock in the public markets of up to $4.5 million. The initial capital formation activity through a deemed reverse merger and the issuance of common stock was unsuccessful. Subsequently, FFB Australia completed a deemed reverse merger with the Company, and FFBI has completed a registration of its common stock with the SEC pertaining to a second capital formation activity.

Prior to September 14, 2004, FFB Australia, aside from the capital formation and marketing activities described above, incurred other development stage operating costs and expenses related to its organization as an entity, receipt of a trademark in Australia for the name and related logo of Fit For Business, formation of a management team, accounting and tax preparation fees, consulting fees, travel, and other general and administrative expenses. For additional information relating to the development stage activities of the Company, see
Note 2.

Given that FFB Australia is considered to have acquired FFBI by a deemed reverse merger through an Exchange Agreement (see Note 6), and its stockholders currently have voting control of FFBI, the accompanying consolidated financial statements and related note disclosures present the financial position as of June 30, 2007, and the operations for the years ended June 30, 2007 and June 30, 2006, and comparatives for the period from inception (December 14, 1998) through June 30, 2007, of FFB Australia under the name of FFBI. The deemed reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFB Australia and FFBI brought forward at their historical bases. The costs associated with the reverse merger have been expensed as incurred.

On March 24, 2007, the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. Pursuant to the agreement, Footfridge became a wholly owned subsidiary of the Company. Footfridge had minimal operations and its only significant asset was a patent for a certain heat reflection footwear device. Accordingly, the acquisition has been recorded as an intangible asset purchase with no goodwill recognized. The patent was recorded at $1,000,000, which was the estimated fair value of the note payable on the acquisition date. This agreement was rescinded on August 21, 2007, whereby the promissory note was cancelled and the Footfridge common stock was returned to the seller.

On July 7, 2007 the Company signed a letter of intent to facilitate a merger, acquisition or other combinational transaction with Belmont Partners, LLC (the "Buyer"). The Buyer's intent is to purchase a controlling interest in the Company's public vehicle (the "Vehicle") for a purchase price of $500,000. Upon acquisition of the Vehicle, the buyer would agree to effectuate a reverse merger of the Vehicle with a target company whereby the Vehicle would remain the surviving corporation.

If the above merger fails, Management will continue its attempt to seek a suitable Company to acquire or merge with and to raise additional equity and debt financing to sustain its current operations. The successful outcome of future activities cannot be determined at this time due to the current market conditions, and there are no assurances that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

Cash and Cash Equivalents
-------------------------

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

Accounts Receivable
-------------------

Accounts receivable consist of amounts due from sales of its license agreements. The Company establishes an allowance for doubtful accounts in amounts sufficient to absorb potential losses on accounts receivable. As of June 30, 2007, an allowance for doubtful accounts of $875,250 was deemed necessary on the Company's licensing agreements. This allowance was recorded against the related deferred revenue on these agreements (see Notes 10 and 14). While management uses the best information available upon which to base estimates, future adjustments to the allowance may be necessary if economic conditions differ substantially from the assumptions used for the purpose of analysis.

Revenue Recognition
-------------------

The Company is in the development stage and has yet to realize significant revenues from planned operations. It has derived revenues principally from the sale of services related to wellness programs, and the sale of nutritional products, literature and training materials. The Company has also entered into a license agreements which entitle the licensee to provide a distribution network for the Company, use its logo and software, and market and promote its products and services. Revenue will be derived over the term of the license agreements once all terms and conditions have been met. Revenues are recognized by major categories under the following policies:

         For specific wellness program services, such as health risk assessment services, fitness programs, educational and other programs, and contracts pertaining to such services, revenue is realized as services are provided. Contracts for wellness program services are evidenced in writing, and as services are rendered, invoices for such services are rendered in accordance with contract terms.

         For sales of literature, training materials, and nutritional products, revenue is realized upon shipment to the customer and there are no unfulfilled company elements related to a customer's order. Orders for literature, materials, and nutritional products are evidenced in writing on customer and call center order documents. Payments are provided in cash, check or by credit card at the time orders are placed with the Company.

         For license agreements, revenue is realized from licensing activities related to various countries and geographic regions, which entitle licensees to provide a distribution network for the Company, the use of the Company logo, software and training materials, and the rights to market and promote the services of the Company. Revenue from such agreements is realized over the term and under the conditions of each specific license once all contract conditions have been met.

         Payments for licensing fees are generally received at the time the license agreements are executed, unless other terms for delayed payment are documented and agreed to between the parties. Under terms for delayed payment, the Company may require further assurances of payment under contract terms such as credit report information, and entity and personal guarantees.

Internal Web Site Development Costs
-----------------------------------

Under Emerging Issues Taskforce Statement 00-2, Accounting for Web Site Development Costs ("EITF 00-2"), costs and expenses incurred during the planning and operating stages of the Company's web site are expensed as incurred. Under EITF 00-2, costs incurred in the web site application and infrastructure development stages are capitalized by the Company and amortized to expense over the web site's estimated useful life or period of benefit. As of June 30, 2007, the Company had net capitalized costs of $1,563 related to its web site development.

Costs of Computer Software Developed or Obtained for Internal Use
-----------------------------------------------------------------

Under Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"), the Company capitalizes external direct costs of materials and services consumed in developing or obtained internal-use computer software; payroll and payroll-related costs for employees who are directly associated with and who devote time to the internal-use computer software project; and, interest costs related to loans incurred for the development of internal-use software. As of June 30, 2007, the Company had net capitalized costs of $26,781 for projects related to the development of internal-use software.

Costs of Computer Software to be Sold or Otherwise Marketed
-----------------------------------------------------------

Under Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed ("SFAS 86"), the Company capitalizes costs associated with the development of certain training software products held for sale when technological feasibility is established. Capitalized computer software costs of products held for sale are amortized over the useful life of the products from the software release date. As of June 30, 2007, the Company had not undertaken any projects related to the development of software products held for sale or to be otherwise marketed.

Trademark
---------

The Company obtained a trademark from the government of Australia effective October 15, 1999. The trademark covers the name "Fit For Business" and the logo of the Company. The cost of obtaining the trademark has been capitalized by the Company, and is being amortized over a period of ten years.

Advertising Costs
-----------------

Advertising costs are charged to operations when incurred, except for television or magazine advertisements, which are charged to expense when the advertising first takes place. For the years ended June 30, 2007 and 2006 the Company incurred advertising costs totaling $3,787 and $102, respectively, all of which were expensed as incurred.

Property and Equipment
----------------------

The components of property and equipment are stated at cost. Property and equipment costs are depreciated or amortized for financial reporting purposes over the useful lives of the related assets by the straight-line method. Useful lives utilized by the Company for calculating depreciation or amortization are as follows:

         Computer and office equipment                  5 years
         Furniture and fixtures                        10 years

         Internal web site development costs            3 years
         Developed Software                             5 years

Upon disposition of an asset, its cost and related accumulated depreciation or amortization are removed from the accounts, and any resulting gain or loss is recognized.

Impairment of Long-Lived Assets
-------------------------------

The Company accounts for its long-lived assets in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and the fair value or disposable value. As of June 30, 2007, the Company does not believe there has been any impairment of its long-lived assets.

Loss Per Common Share
---------------------

The Company adopted Statement of Financial Accounting Standards No. 128, Earnings Per Share ("SFAS 128"), that requires the reporting of both basic and diluted earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings
(loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with SFAS 128, any anti-dilutive effects on net earnings
(loss) per share are excluded. If such shares were included in diluted EPS, they would have resulted in weighted-average common shares of approximately 27.3 million and 22.9 million for the years ended June 30, 2007 and 2006, respectively. Such amounts include shares potentially issuable under outstanding options and convertible notes.

Deferred Offering Costs
-----------------------

The Company defers as other assets the direct incremental costs of raising capital until such time as the offering is completed. At the time of the completion of the offering, the costs are charged against the capital raised. Should the offering be terminated, deferred offering costs are charged to operations during the period in which the offering is terminated (see Note 6).

Comprehensive Income (Loss)
---------------------------

The Company presents comprehensive income (loss) in accordance with Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 states that all items that are required to be recognized under accounting standards as components of comprehensive income (loss) be reported in the financial statements. For the years ended June 30, 2007 and 2006, and the cumulative period from inception (December 14, 1998) through June 30, 2007, comprehensive income (loss) consisted of net income (loss) and the foreign currency translation adjustments as shown in the Company's statements of operations.

Income Taxes
------------

The Company accounts for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes ("SFAS 109"). Under SFAS 109, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the

Company's financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carryforward period under the Federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the period of the change in estimate.

Foreign Currency Translation
----------------------------

The Company accounts for foreign currency translation pursuant to SFAS No. 52, Foreign Currency Translation ("SFAS 52"). The Company's functional currency is the Australian dollar. All assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

Fair Value of Financial Instruments
-----------------------------------

The Company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of June 30, 2007, the carrying value of the Company's accounts payable, accrued liabilities, loans from related parties and promissory notes approximated fair value due to the nature and terms of maturity of these instruments.

Stock-Based Compensation
------------------------

The Company uses the fair value method to account for non-employee stock-based compensation in accordance with SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123"), and FASB Emerging Issues Task Force, or EITF, Issue No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services. Under the fair value method, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

The Company accounts for the fair value of stock options granted to employees, stock options granted by a principal stockholder to employees, and common stock issued by a principal stockholder to employees under the fair value recognition provisions of SFAS No. 123, and SAB Topic 5.T., "Accounting for Expenses or Liabilities Paid by Principal Stockholder(s)." Fort Street Equity, Inc., as a principal stockholder, has provided stock option grants and common stock on behalf of the Company to employees and other parties which are described in Notes 6 and 11.

Estimates
---------

The financial statements are prepared on the basis of accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of June 30, 2007, and revenues and expenses for the years ended June 30, 2007 and 2006, and the cumulative period from inception. Actual results could differ from those estimates made by management.

(2)      Development Stage Activities and Going Concern

The Company is in the development stage of providing products and services for corporate business wellness programs; living well programs directed primarily, but not exclusively, to individuals over 45 years of age; and, nutritional supplements manufactured and supplied by Herbalife. As of June 30, 2007, and subsequent thereto, FFBI had completed organization and reverse merger transactions, initial marketing and corporate awareness programs designed to obtain customers for its products and services, the receipt of a trademark in Australia for the name "Fit For Business", formation of a management team, and other activities related to capital formation, software development, and initial operations. Management of the Company was pursuing various sources of equity financing, and planned to raise approximately $4.5 million through the issuance of common stock for cash, and private investment in public equity ("PIPE") financing of its common stock. The issuance of common stock for cash, and the completion of PIPE financing were being conducted pursuant to the approval by the SEC of several Post-Effective Amendments to the Company's Registration Statement on Form SB-2 which approval was provided in March 2006. The proceeds from the these capital formation activities were to be used by the Company for the development and production of multi-media training programs, marketing and promotional literature and programs, web site enhancement, purchase of inventory, customer call center and computer hardware and software programs to be used to aid the Company's customer service representatives, and working capital required to hire additional staff and provide for an expected increase in operations.

There can be no assurance that the Company will be able to raise $4.5 million in equity capital through its current SEC related activities, or be successful in the sale of its products and services that will generate sufficient revenues to sustain the operations of the Company.

On July 7, 2007 the Company signed a letter of intent to facilitate a merger, acquisition or other combinational transaction with Belmont Partners, LLC (the "Buyer"). The Buyer's intent is to purchase a controlling interest in the Company's public vehicle (the "Vehicle") for a purchase price of $500,000. Upon acquisition of the Vehicle, the buyer would agree to effectuate a reverse merger of the Vehicle with a target company whereby the Vehicle would remain the surviving corporation.

If the above merger fails, Management will continue its attempt to seek a suitable Company to acquire or merge with and to raise additional equity and debt financing to sustain its current operations. The successful outcome of future activities cannot be determined at this time due to the current market conditions, and there are no assurances that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has incurred operating losses since inception, and its cash resources are insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.


(3)      Acquisition of Footfridge Pty Ltd.

On March 24, 2007, the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. Pursuant to the agreement, Footfridge became a wholly owned subsidiary of the Company. Footfridge had minimal operations and its only significant asset was a patent for a certain heat reflection footwear device. Accordingly, the acquisition has been recorded as an intangible asset purchase with no goodwill recognized. The patent was recorded at $1,000,000, which was the estimated fair value of the note payable on the acquisition date.

The patent has an estimated useful life of thirteen years, and the accumulated amortization on the patent at June 30, 2007 was $20,864.

This agreement was rescinded on August 21, 2007, whereby the promissory note was cancelled and the Footfridge common stock was returned to the seller.

(4)      Accrued Compensation

The Company has entered into employment, consulting, and other related agreements with its management and other personnel. Due to the Company's cash flow requirements, the parties to these contracts have agreed to defer payment of portions of their compensation under these agreements. Total accrued compensation as of June 30, 2007 under these contracts amounted to $285,869 which will be paid when the Company has sufficient funds available.

Effective June 6, 2007, the Company and its President and Chief Executive Officer, Mark Poulsen, terminated its employment agreement through execution of a Mutual Release and a Mutual Recession (collectively "Release and Recession"). Under the terms of the Release and Recession, Poulsen and the Company mutually rescinded the Agreement. A total of $1,236,279 of Poulsen's accrued compensation was cancelled in this agreement, and accordingly, is reflected as other income in the statement of operations. As of June 30, 2007, there are no amounts due by the Company to Poulsen for accrued compensation.

(5)      Convertible Debt

As discussed in Note 3, on March 24, 2007 the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. The note bore interest at 7% per annum and was secured by the Footfridge shares. A principal payment of $200,000 was due and payable on September 30, 2007, with the $800,000 remaining balance, plus accrued interest, payable on March 24, 2008. This $800,000 was convertible into common stock of the Company at a conversion rate of $0.10 per share. This promissory note was cancelled and the Footfridge common stock was returned to the seller, pursuant to rescission of the agreement on August 21, 2007 as described in Notes 1 and Note 3.

(6)      Common Stock Transactions and Capital Formation

Issuance of Common Stock
------------------------

During the year ended June 30, 2006, the Company issued 100,000 shares of its common stock for $38,000.

On March 7, 2006, transfer agent services valued at $500 were satisfied with the issuance of 1,000 shares of common stock by the Company.

During the year ended June 30, 2007, the Company issued 3,375,000 shares of its common stock for $152,000.


Stock Option Agreement and Stock Options Granted by Principal Stockholder
-------------------------------------------------------------------------

On July 25, 2004, the Company issued 2,000,000 options to Fort Street Equity, Inc. (see below) to purchase the same number of shares of its common stock for $10,000 in cash. The option period was initially through December 31, 2005, but was extended to December 31, 2007, by the Board of Directors of the Company, effective December 3, 2006. Pursuant to the extended terms of exercise, a total of $4,000 of compensation expense was recognized during the three months ended December 31, 2006. The exercise price of the options is the higher of $0.50 per share or the average-trading price of the Company's common stock over the preceding ten business days prior to exercise of the options, less a discount of 40 percent.

During the year ended June 30, 2006, Fort Street Equity, Inc., as a principal stockholder and holder of 2,000,000 stock options to purchase common stock of the Company described above, provided stock option grants totaling 290,996 options on behalf of the Company to two employees to acquire a like number of shares of common stock of the Company. The market price of the Company's common stock on the date of each stock option grant was $0.50 per share. The principal stockholder charged the grantees a total of $62,520 to acquire the options. The proceeds from the option transactions were subsequently loaned by the principal stockholder to the Company for working capital purposes under the terms of three promissory notes which are described in Note 11.

The fair value of each option was estimated on the dates of grant using the Black-Scholes option-pricing model with the following assumptions:

   Average         Expected      Expected         Employee/          Life of
  Risk-Free       Volatility     Dividend        Nonemployee           the
Interest Rate         of          Yield           Exit Rate          Options
                    Stock
    3.81%           135.3%          0%                0%             160 days

The following tables summarize information about stock options outstanding and exercisable as of June 30, 2007:

Stock Options Outstanding:
-------------------------

                                       Weighted-Avg.
                       Number of         Remaining
     Exercise           Shares          Contractual       Weighted-Avg.
      Price           Outstanding      Life in Years      Exercise Price
      -----           -----------      -------------      --------------
      $0.50            2,000,000            0.5               $0.50


Stock Options Exercisable:
-------------------------

                       Number of
Range of Exercise       Shares         Weighted-Avg.
      Prices          Exercisable     Exercise Price
      ------          -----------     --------------
      $0.50            2,000,000           $0.50


Stock Exchange Agreement
------------------------

On September 14, 2004, the Company entered into a Share Exchange Agreement (the "Exchange Agreement") with FFB Australia, whereby FFBI acquired all of the issued and outstanding capital stock of FFB Australia (81 shares) in exchange for 15,000,000 shares of common stock and 1,000,000 shares of preferred stock of the Company. Both the common stock and preferred stock of FFBI have a par value of $.001. The shares of preferred stock are non-participating, but each share is entitled to fifty (50) votes in a general meeting of the stockholders. As a result of the Exchange Agreement, the stockholders of FFB Australia control FFBI, and FFB Australia has been deemed to have effected a reverse merger for financial reporting purposes as of the date of the Exchange Agreement. The deemed reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFBI and FFB Australia brought forward at their historical bases.

From the common stock issued to Mark A. Poulsen, President and Chief Executive Officer of the Company under the Stock Exchange Agreement described above, 500,000 shares of common stock were issued to L.R. Global pursuant to the terms of a license agreement (see Note 10). Mr. Poulsen also issued shares of common stock that he received from the Exchange Agreement to satisfy the liabilities of the Company assumed by FFBI related to the compensation of six individuals. FFBI recognized the satisfaction of such liabilities by Mr. Poulsen as additional paid-in capital.

Capital Formation Activity
--------------------------

On November 10, 2003, FFBI entered into an agreement with Fort Street Equity, Inc. ("Fort Street") whereby Fort Street would assist FFBI with the following:
(i) the identification of a corporation validly organized in the United States with which the Company could realize a deemed reverse merger; and (ii) the completion and filing of a Registration Statement on Form SB-2 with the SEC for the purpose of raising capital from the issuance of common stock in the public markets of up to $4.5 million.

FFBI paid Fort Street two deposits against fees and costs amounting to $130,100. The initial capital formation activity conducted by FFBI and Fort Street was not successful due to the fact that the organization and completion of a deemed reverse merger with a validly organized corporation in the United States could not be effected. Further, as a result of the uncompleted deemed reverse merger, FFBI expensed $77,000 of the amount paid to Fort Street as unsuccessful offering costs.

FFBI and Fort Street initiated a second capital formation activity that resulted in the Exchange Agreement as described above, and the current activity to file a Registration Statement on Form SB-2 with the SEC which was completed in March 2006. As of June 30, 2007, the Company had incurred $194,902 of deferred offering costs which were comprised of legal, accounting and investor relations fees paid, and other professional, administrative, and filing fees incurred to complete the Form SB-2 registration process and capital formation activities. This offering is still open.

(7)      Income Taxes

There was no provision (benefit) for income taxes for periods to June 30, 2007.

The Company had deferred income tax assets as of June 30, 2007, as follows:


            Loss carryforwards                        $    116,000
            Less: valuation allowance                      116,000
                                                      ------------


            Total net deferred tax assets             $       --
                                                      ============


As of June 30, 2007, the Company had net operating loss carryforwards for income tax reporting purposes of approximately $340,000 that may be offset against future taxable income. The net operating loss carryforwards expire in the years 2022-2027. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs or a change in the nature of the business. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements for the realization of loss carryforwards, as the Company believes there is high probability that the carryforwards will not be utilized in the foreseeable future. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.


(8)      Related Party Transactions

Mark A. Poulsen & Associates Pty. Ltd. is an Australian private entity and stockholder of the Company. It is wholly owned by Mark A. Poulsen, President and Chief Executive Officer of the Company. As of June 30, 2007, the Company owed $41,277 to this entity. This amount owed to this entity was for working capital and office space provided, is non-interest bearing, and has no terms for repayment.

Additionally, the Company has a month-to-month expense sharing agreement for office rent and other common area expenses with Mark A. Poulsen & Associates Pty. Ltd. For the years ended June 30, 2007 and 2006, the Company accrued $15,959 and $16,651 in office rent and common area costs pertaining to this agreement. This agreement was terminated on May 31, 2007.

Kamaneal Investments Pty. Ltd. is an Australian private company and stockholder of the Company owned by Mark A. Poulsen, President and Chief Executive Officer of the Company, and Karen Poulsen, his wife. The purpose of this company is to hold investments for Mr. and Mrs. Poulsen. As of June 30, 2007, the Company owed $82,928 to this entity. This amount owed was for working capital provided, is non-interest bearing, and has no terms for repayment.

As of June 30, 2007, the Company owed $16,170 to Mr. GL Ray, a stockholder of the Company, for an advance made. This amount owed was for working capital provided, is non-interest bearing, and has no terms for repayment.

The Company has a month-to-month expense sharing agreement for office rent and other common area expenses with Mark A. Poulsen & Associates Pty. Ltd. The expense sharing agreement replaced a lease arrangement between the Company and Mark A. Poulsen & Associates Pty. Ltd. that expired on November 30, 2004. For the years ended June 30, 2007 and 2006, the Company accrued $15,959 and $16,651 in office rent and common area costs pertaining to this agreement.


(9)      Recent Accounting Pronouncements

FASB Interpretation No. 48 - In June 2006, the FASB issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48), which supplements SFAS No. 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. The Interpretation requires that the tax effects of a position be recognized only if it is "more-likely-than-not" to be sustained based solely on its technical merits as of the reporting date. The more-likely-than-not threshold represents a positive assertion by management that a company is entitled to the economic benefits of a tax position. If a tax position is not considered more-likely-than-not to be sustained based solely on its technical merits, no benefits of the position are to be recognized. The Company has evaluated the impact of the adoption of FIN 48, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

SFAS No. 157 - In September 2006, the FASB issued Statement 157, Fair Value Measurements. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year. The Company has evaluated the impact of the adoption of SFAS 157, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

SFAS No. 158 - In September 2006, the FASB issued Statement No. 158 Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans--an amendment of FASB Statements No. 87, 88, 106, and 132(R). This Statement improves financial reporting by requiring an employer to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. The Company has adopted SFAS 158, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

SAB No. 108 - In September 2006, the Securities and Exchange Commission released Staff Accounting Bulletin (SAB) No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." SAB No. 108 requires a registrant to quantify all misstatements that could be material to financial statement users under both the "rollover" and "iron curtain" approaches. If either approach results in quantifying a misstatement that is material, the registrant must adjust its financial statements. SAB No. 108 is effective for fiscal years beginning after November 15, 2006. The Company has evaluated the impact of the adoption of SAB 108, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

SFAS No. 159 - In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities--Including an amendment of FASB Statement No. 115. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This Statement applies to all entities, including not-for-profit organizations. Most of the provisions of this Statement apply only to entities that elect the fair value option. However, the amendment to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available-for-sale and trading securities. Some requirements apply differently to entities that do not report net income. This Statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. No entity is permitted to apply this Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. The choice to adopt early should be made after issuance of this Statement but within 120 days of the beginning of the fiscal year of adoption, provided the entity has not yet issued financial statements, including required notes to those financial statements, for any interim period of the fiscal year of adoption. This Statement permits application to eligible items existing at the effective date (or early adoption date). The Company plans on adopting this Statement on January 1, 2008, and does not believe that it will have a significant impact on its results of operations or financial position.

(10)      License Agreements

First License Agreement
-----------------------

On August 24, 2004, the Company entered into a non-assignable license agreement (the "License Agreement") with L.R. Global Marketing Pty. Ltd. ("L.R. Global"). Pursuant to the License Agreement, L.R. Global has the right or license, for a period of ten years, to use of the Company's logo, management information system, and other material within Australia and New Zealand. L.R. Global will assist in identifying new clients for the Company, and recruiting account executive and customer service representatives. Under the terms of the License Agreement, L.R. Global was obligated to pay the Company $500,000 on or before December 31, 2004, for the grant of the license. As of December 31, 2004, L.R. Global had only paid $117,750 toward the fee for the license, and was in default under the License Agreement.

On January 14, 2005, the Company and L.R. Global entered into an extension agreement whereby the terms of the License Agreement for payment of the remaining amount of the $500,000 license fee were extended to May 31, 2005. As of May 31, 2005, the balance of the License Agreement fees had not been paid, and L.R. Global was in default under the License Agreement and amendment.

Subsequently, on June 14, 2005, the Company and L.R. Global entered into a second extension whereby the terms of the License Agreement were amended as follows: (i) for consideration of $7,000 paid by L.R. Global as a partial payment of the license fee, the due date for the payment of the remaining balance of the license fee was extended to a date within sixty (60) days following the first date on which the common stock of the Company is quoted on the OTC Bulletin Board or other recognized stock exchange; and, (ii) the two principals of L.R. Global, Laraine Richardson and Dianne Waghorne, provided personal guarantees to the Company for payment of the remaining balance of the license fee in the event that the balance owed is not repaid by L.R. Global.

The delay experienced in collecting the remaining amount of the license fee from L.R. Global was due primarily to the extended period required by the Company to complete its capital formation activities, including the effective date of its Registration Statement on Form SB-2 with the SEC. The principals of L.R. Global informed the management of the Company that L.R. Global entered into the License Agreement with the understanding that the Company would implement its plan of operations (including the completion of its capital formation activities) in February 2005. At that time, L.R. Global was committed to provide additional sales and marketing resources, and pay the remaining amount of the license fee due. Further, as a result of additional discussions with the principals of L.R.

Global and review of available credit information, management of the Company believed that: (i) L.R. Global would honor the terms of the License Agreement, and had sufficient operations and financial resources to pay the remaining amount owed to the Company, (ii) complete payment of the license fee would be accomplished under the terms of the second extension agreement dated June 14, 2005, and (iii) the personal guarantees of the principals of L.R. Global provided sufficient additional assurance of collectibility under Australian law.

On May 2, 2006, the common stock of the Company began trading on the OTC Bulletin Board under the stock symbol FFBU. On May 23, 2006, the two principals of L.R. Global were notified by the Company of the date trading began of the Company's common stock on the OTC Bulletin Board, and that the balance of the license fee owed would be due and payable to the Company 60 days from that date. On July 6, 2006, the Company received a letter from the legal counsel for L.R. Global advising the management of the Company that payment of the remaining license fee would not be forthcoming due to alleged verbal misrepresentations made to the principals of L.R. Global by the management of the Company and principal stockholder as to the value of the common stock of the Company that would be achieved by the end of the first week and the end of the first month of trading on the OTC Bulletin Board. The principals of L.R. Global have disclosed to the Company through legal counsel that it was their understanding and expectation that the remaining amount due under the License Agreement would be satisfied from the sale of a portion or all of the 500,000 shares of common stock provided to L.R. Global by Mark A Poulsen, President and Chief Executive Officer of the Company (see below). Due to the fact that the trading price of the common stock of the Company in early July 2006, was insufficient to provide proceeds from the sale of the 500,000 shares of common stock owned by L.R. Global in an amount sufficient to satisfy the remaining amount due to the Company under the License Agreement, L.R. Global is asserting alleged damages for misrepresentation, negligent misstatement and/or breaches of Section 52 of the Australian Trade Practices Act of 1974, and has refused payment of the amount owed. Management of the Company denies that it had any responsibility as to the value of its common stock in relation to the amount owed by L.R. Global, and has demanded payment in full. Currently, negotiations are continuing between the Company and the principals of L.R. Global to receive full payment of the amount owed, but the Company has not sought to enforce the collection or personal guarantees provided under the terms of the second extension to the License Agreement dated June 14, 2005 by legal action. As a result of this lack of enforcement by the Company, a reserve for doubtful accounts in the amount of $375,250 was recorded in the financial statements during the year ended June 30, 2006. Further, due to the matters described above pertaining to the lack of completion of its capital formation activities by collection of the amount owed, the Company has not recognized revenue to-date from this License Agreement.

The reserve for doubtful accounts of $375,250, noted above, was originally recorded as an expense to operations in the June 30, 2006 financial statements. However, since no revenue was recognized on the related license agreement, the $375,250 reserve should have been recorded as a reduction of deferred revenue instead of a charge to operations pursuant to SAB No. 104 (see Note 14 for further explanation of this error correction). Deferred revenue at June 30, 2007 on this license agreement totaled $124,750, which represents the total cash received from LR Global.

From the shares issued to Mark A. Poulsen, President and Chief Executive Officer of the Company, under the Exchange Agreement described in Note 6, L.R. Global received 500,000 shares of common stock. The purpose of the transfer was to further involve L.R. Global in the Company as a stockholder, and to provide an incentive for L.R. Global to perform under the License Agreement. Management of the Company maintains that the transfer of shares of common stock to L.R. Global by Mark A. Poulsen was a private transaction between the parties, and not part of the Exchange Agreement to be recognized in the financial statements of the Company.

Second License Agreement
------------------------

On September 13, 2006, the Company entered into a License Agreement (the "Second License Agreement") with Mr. Bruce Gilling of Miami, Florida, a related party. As of June 30, 2007, Mr. Gilling was also an option holder to purchase 50,000 shares of the Company's common under an Option Purchase Agreement with Fort Street (see Note 11). Per the Second License Agreement, Mr. Gilling as the right, for a period of ten (10) years, to the use of the Company's logo, web based management information system, marketing and promotional literature, processes, systems, intellectual property, and attend the Company's events for the purpose of generating new customers for the Company, and for training account executives and customer service representatives. Pursuant to the original license terms, the fee for the Second License Agreement was $500,000 payable as follows:

         On or before October 16, 2006                              $   20,000
         On January 30, 2007                                        $   80,000
         Balance to be invoiced each year for four years            $  400,000

Also under the Second License Agreement, Mr. Gilling will be entitled to 100,000 stock options to purchase a like number of shares of unregistered common stock of the Company at a 40% discount from market following the payment of the license fee of $80,000 that was scheduled for January 2007. He will also receive 100,000 options to purchase a like number of unregistered shares of common of common stock of the Company at a 40% discount from market on each occasion that he invoices $1,000,000 in retail sales of the Company's products and services. Lastly, the Company is to have first right of refusal to purchase the resultant shares of common stock received by Mr. Gilling under the Second License Agreement at the then prevailing market price of the common stock or less.

The Company has not received any of the above payments on this license, and is currently in discussions with Mr. Gilling to renegotiate the terms of the agreement. Due to the uncertainties surrounding the terms of the license and collection of the first two installments, the Company has recorded $1,830 as bad debt expense during the year ended June 30, 2007 in order to offset 100% of the previously recognized revenue on this license. Additionally, an allowance for doubtful accounts has been provided to reduce the net accounts receivable and deferred revenue balances to zero.


(11)     Promissory Notes - Fort Street Equity, Inc.

On May 10, 2005, the Ralston Superannuation Fund ("Ralston Fund") entered into an Option Purchase Agreement with Fort Street whereby the Ralston Fund agreed to purchase 100,000 stock options of the Company held by Fort Street for the amount of $19,050. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. The Trustee for the Ralston Fund is Leanne Ralston, the wife of Prins A. Ralston. Mr. Ralston was the Senior Vice President and Chief Operating Officer of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated May 11, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to the Ralston Fund 100,000 shares of its common stock for no consideration or modification of the Option Purchase Agreement described above.

On June 14, 2005, Mr. Bruce Gilling, an unrelated party, entered into an Option Purchase Agreement with Fort Street whereby the Mr. Gilling agreed to purchase 50,000 stock options of the Company held by Fort Street for the amount of $15,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated June 19, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation.

On July 1, 2005, Therese Mulherin, a former part-time employee of the Company, entered into two Option Purchase Agreements with Fort Street whereby the Ms. Mulherin agreed to purchase 277,576 stock options of the Company held by Fort Street for $60,240. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of two separate promissory notes dated July 1, 2005. Each promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the notes, together with any remaining interest, is December 31, 2009. Interest payments on the promissory notes are payable to Fort Street bi-annually and at the maturity date of the obligations. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to Ms. Mulherin 277,576 of its common stock for no consideration or modification of the Option Purchase Agreement described above.

On August 19, 2005, Mr. Mark Hoey, a stockholder of the Company, entered into an Option Purchase Agreement with Fort Street whereby Mr. Hoey agreed to purchase 66,666 stock options of the Company held by Fort Street for the amount of $20,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated August 29, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to Mr. Hoey 66,666 shares of its common stock for no consideration or modification of the Option Purchase Agreement described above.

On August 26, 2005, the Kelly Superannuation Fund, an unrelated party, entered into an Option Purchase Agreement with Fort Street whereby the Fund agreed to purchase 16,666 stock options of the Company held by Fort Street for the amount of $5,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated August 29, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted 16,666 shares of its common stock to the Kelly Superannuation Fund for no consideration or modification of the Option Purchase Agreement described above.

On September 14, 2005, Sandra L. Wendt, Vice President and Chief Financial Officer of the Company, entered into an Option Purchase Agreement with Fort Street whereby Mrs. Wendt agreed to purchase 13,420 stock options of the company held by Fort Street for the amount of $2,280. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated September 14, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted 13,720 shares of its common stock on behalf of the Company to Ms. Wendt. The value of the common stock provided amounted to $6,710, and has been recognized as compensation expense and additional paid-in capital of the Company in the financial statements during the year ended June 30, 2006. There was no modification of the Option Purchase Agreement described above as a result of the grant of the common stock by the principal stockholder.

On September 23, 2005, Keith Appleby, an unrelated party, entered into an Option Purchase Agreement with Fort Street whereby Mr. Appleby agreed to purchase 16,666 stock options of the Company held by Fort Street for the amount of $5,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated September 23, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted 16,666 shares of its common stock to Mr. Appleby for no compensation or modification of the Option Purchase Agreement described above.

On September 26, 2005, Neil Wendt, a related party, entered into an Option Purchase Agreement with Fort Street whereby Mr. Wendt agreed to purchase 25,000 stock options of the Company held by Fort Street for the amount of $7,500. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated September 26, 2005. The Company received the proceeds from the promissory note in early October 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to Mr. Wendt 25,000 shares of its common stock for no compensation or modification of the Option Purchase Agreement described above.

The total proceeds received by the Company for the above sales of 565,994 stock options by Fort Street amounted to $134,070. Additional amounts totaling $34,714 were loaned to the Company by Fort Street directly under the same terms as described above. The total amount payable to Fort Street under this obligation is $168,784, plus accrued interest of $13,355. The note is unsecured, carries an interest rate of five (5) percent per annum, and matures on December 31, 2009.

(12)     Commitments and Contingencies

In November 2005, the Company was notified by the SEC that in light of the proximity in timing between the sales of 565,994 stock options held by Fort Street to various parties and the loans evidenced by promissory notes made by Fort Street to the Company (as described in Note 11), such sales of options by Fort Street are believed to be a primary offering of securities by an underwriter on behalf of the Company under Section 5 of the Securities Act of 1933 (the "33 Act"). If it is determined that such transactions constitute a primary offering by or on behalf of the Company in violation of Section 5 of the 33 Act, then the Company may be subject to remedial sanctions. Such sanctions may include the payment of disgorgement, prejudgment interest and civil or criminal penalties. Management of the Company is not aware of any pending claims for sanctions against it based on Section 5 of the 33 Act, and intends to vigorously defend against any such claims if they arise. However, due to the notification by the SEC, the Company has classified the promissory notes, amounting to $168,784, and accrued interest of $13,355, as of June 30, 2007, as amounts subject to rescission in the accompanying balance sheet.


(13)     Reclassification

Certain reclassifications have been made to conform the June 30, 2006 financial statements to the June 30, 2007 presentation for comparative purposes.


(14)     Restatement of Balances at June 30, 2006

The consolidated statement of stockholders' equity (deficit) from the Company's inception (December 31, 1998) through June 30, 2007 has been restated to correct the effects of an error made in the June 30, 2006 financial statements. On February 14, 2007, the Company determined it was necessary to restate previously-issued financial statements included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006, based on the conclusion of an internal accountant that the bad debt expense was incorrectly recorded. The error relates to the incorrect expensing of $375,250 of bad debts relating to doubtful collections of accounts receivable associated with the Company's license agreement with Global Marketing Pty. Ltd. (see Note 10). No revenue was ever recognized on this license agreement and therefore the bad debt allowance should have been recorded as a reduction of the associated deferred revenue, rather than as a charge to operations pursuant to SAB No. 104. With the agreement of the Company's current auditors, the Company previously disclosed this error in Note 12 of its Quarterly Report on Form 10-QSB for the three and six months ended December 31, 2006 and the Company is in the process of amending the appropriate prior filings to include restated financial statements for the fiscal year ended June 30, 2006 and for the quarter ended September 30, 2006.

The following financial statement line items for the year ended June 30, 2006 were affected by the correction:
                                                                      Effect
                                     As Reported    As Adjusted     of Change
                                     -----------    -----------    -----------

   Deferred revenue - license fee    $   500,000    $   124,750    $  (375,250)
                                     ===========    ===========    ===========


   Deficit accumulated during the
    development stage                 (2,609,860)    (2,234,610)       375,250
                                     ===========    ===========    ===========


   Net loss                           (1,677,717)    (1,302,467)       375,250
                                     ===========    ===========    ===========


(15)     Subsequent Events

Proposed Merger
---------------

On July 7, 2007 the Company signed a letter of intent to facilitate a merger, acquisition or other combinational transaction with Belmont Partners, LLC (the "Buyer"). The Buyer's intent is to purchase a controlling interest in the

Company's public vehicle (the "Vehicle") for a purchase price of $500,000. Upon acquisition of the Vehicle, the buyer would agree to effectuate a reverse merger of the Vehicle with a target company whereby the Vehicle would remain the surviving corporation.

If the above merger fails, Management will continue its attempt to seek a suitable Company to acquire or merge with and to raise additional equity and debt financing to sustain its current operations. The successful outcome of future activities cannot be determined at this time due to the current market conditions, and there are no assurances that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

Rescission of Footfridge Acquisition
------------------------------------

On March 24, 2007, the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. Pursuant to the agreement, Footfridge became a wholly owned subsidiary of the Company. Footfridge had minimal operations and its only significant asset was a patent for a certain heat reflection footwear device. Accordingly, the acquisition has been recorded as an intangible asset purchase with no goodwill recognized. The patent was recorded at $1,000,000, which was the estimated fair value of the note payable on the acquisition date. This agreement was rescinded on August 21, 2007, whereby the promissory note was cancelled and the Footfridge common stock was returned to the seller.

Settlement Agreement for Accrued Compensation

On August 16, 2007, the Company reached a settlement agreement with one of its former employees to rescind $81,834 of accrued compensation owed by the Company to this former employee.

On August 14, 2007, the Company accepted the exercise of 1,434,006 options from Fort Street Equity, a principal shareholder of the Company, in consideration for a $28,680 reduction in the Company's note payable balance to Fort Street. Fort Street Equity is a related party, therefore no gain or loss was recognized on this equity transaction.

Effective October 11, 2007, the Company issued 2,500,000 shares of its common stock to Mark Poulsen, its President and CEO, as compensation for work performed during the quarter ended September 30, 2007.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of our financial condition. The discussion should be read in conjunction with our financial statements and notes thereto appearing in this prospectus. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. Our actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.

Forward-Looking Statements

The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read in conjunction with our financial statements and notes thereto appearing in this prospectus. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. Our actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.

Overview

Fit For Business International, Inc. ("FFBI" or the "Company") is a Nevada corporation in the development stage of providing products and services for: (i) corporate wellness programs which address business productivity, stress and absenteeism issues; (ii) living well programs directed primarily, but not exclusively, to individuals over 45 years of age; and, (iii) nutritional supplements manufactured and supplied by Herbalife Ltd. ("Herbalife"). The accompanying consolidated financial statements of FFBI were prepared from the accounts of the Company under the accrual basis of accounting in United States dollars. In addition, these financial statements reflect the completion of a deemed reverse merger between FFBI and Fit For Business (Australia) Pty Limited ("FFB Australia"), which was effected on September 14, 2004.

Prior to the completion of the deemed reverse merger, FFBI was a dormant corporation with no assets or operations (essentially since its organization on May 30, 2001, and incorporation on July 31, 2001). The Company was originally incorporated under the name of Elli Tsab, Inc. On April 7, 2004, the name of the Company was changed to Patient Data Corporation. On January 13, 2005, the name of the Company was again changed to Fit For Business International, Inc. in order to better reflect the current business plan.

FFB Australia was organized as an Australian private company on December 14, 1998, and subsequently began certain marketing studies and corporate awareness programs to obtain customers for its products and services. In October 2003, FFB Australia initiated a capital formation activity through the private placement of certain convertible promissory notes which provided, through September 14, 2004, proceeds of $365,000. Subsequent to the completion of the deemed reverse merger, the liability associated with the convertible promissory notes was assumed by the Company. Thereafter, all of the promissory notes were converted into shares of common stock of FFBI.

In addition, in November 2003, FFB Australia commenced a capital formation activity to effect a deemed reverse merger with a corporation validly organized in the United States for the purpose of completing a Registration Statement on Form SB-2 with the Securities and Exchange Commission ("SEC"), and raising capital from the issuance of common stock in the public markets of up to $4.5 million. The initial capital formation activity through a deemed reverse merger and the issuance of common stock was unsuccessful. Subsequently, FFB Australia completed a deemed reverse merger with the Company, and FFBI has completed a registration of its common stock with the SEC pertaining to a second capital formation activity.

Prior to September 14, 2004, FFB Australia, aside from the capital formation and marketing activities described above, incurred other development stage operating costs and expenses related to its organization as an entity, receipt of a trademark in Australia for the name and related logo of Fit For Business, formation of a management team, accounting and tax preparation fees, consulting fees, travel, and other general and administrative expenses.

Given that FFB Australia is considered to have acquired FFBI by a deemed reverse merger through an Exchange Agreement, and its stockholders currently have voting control of FFBI, the accompanying consolidated financial statements and related note disclosures present the financial position as of June 30, 2007, and the operations for the years ended June 30, 2007 and June 30, 2006, and comparatives for the period from inception (December 14, 1998) through June 30, 2007, of FFB Australia under the name of FFBI. The deemed reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFB Australia and FFBI brought forward at their historical bases. The costs associated with the reverse merger have been expensed as incurred.

On March 24, 2007, the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. Pursuant to the agreement, Footfridge became a wholly owned subsidiary of the Company. Footfridge had minimal operations and its only significant asset was a patent for a certain heat reflection footwear device. Accordingly, the acquisition has been recorded as an intangible asset purchase with no goodwill recognized. The patent was recorded at $1,000,000, which was the estimated fair value of the note payable on the acquisition date. This agreement was rescinded on August 21, 2007, whereby the promissory note was cancelled and the Footfridge common stock was returned to the seller.

On July 7, 2007 the Company signed a letter of intent to facilitate a merger, acquisition or other combinational transaction with Belmont Partners, LLC (the "Buyer"). The Buyer's intent is to purchase a controlling interest in the Company's public vehicle (the "Vehicle") for a purchase price of $500,000. Upon acquisition of the Vehicle, the buyer would agree to effectuate a reverse merger of the Vehicle with a target company whereby the Vehicle would remain the surviving corporation.

If the above merger fails, Management will continue its attempt to seek a suitable Company to acquire or merge with and to raise additional equity and debt financing to sustain its current operations. The successful outcome of future activities cannot be determined at this time due to the current market conditions, and there are no assurances that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

In November 2005, the Company was notified by the SEC that in light of the proximity in timing between the sales of 565,994 stock options held by Fort Street to various parties and the loans evidenced by promissory notes made by Fort Street to the Company, such sales of options by Fort Street are believed to be a primary offering of securities by an underwriter on behalf of the Company under Section 5 of the Securities Act of 1933 (the "33 Act"). If it is determined that such transactions constitute a primary offering by or on behalf of the Company in violation of Section 5 of the 1933 Act, then the Company may be subject to remedial sanctions. Such sanctions may include the payment of disgorgement, prejudgment interest and civil or criminal penalties. Management of the Company is not aware of any pending claims for sanctions against it based on Section 5 of the 1933 Act, and intends to vigorously defend against any such claims if they arise. However, due to the notification by the SEC, the Company has classified the promissory notes, amounting to $168,784, and accrued interest of $13,355, as of June 30, 2007, as amounts subject to rescission in the accompanying balance sheet.

Critical Accounting Policies

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). In connection with the preparation of the financial statements, we are required to make assumptions and estimates about future events, and apply judgments that affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosure. We base our assumptions, estimates and judgments on historical experience, current trends and other factors that management believes to be relevant at the time the financial statements are prepared. On a regular basis, management reviews our accounting policies, assumptions, estimates and judgments to ensure that our financial statements are presented fairly and in accordance with U.S. GAAP. However, because future events and their effects cannot be determined with certainty, actual results could differ from our assumptions and estimates, and such differences could be material.

Our significant accounting policies are discussed in Note 1 of the notes to financial statements. Certain critical policies are presented below.

     Revenue Recognition
     -------------------

     We are in the development stage and have yet to realize significant revenues from planned operations. We have derived revenues principally from the sale of services related to wellness programs, literature and training materials. We have also entered into a license agreement for Australia and New Zealand which entitles the licensee to provide a distribution network for us, use our logo and software, and market and promote our products and services. Revenue will be derived over the term of the license agreement once all terms and conditions have been met. Revenues are recognized by major categories under the following policies:

     For specific wellness program services, such as health risk assessment services, fitness programs, educational and other programs, and contracts pertaining to such services, revenue is realized as services are provided. Contracts for wellness program services are evidenced in writing, and as services are rendered, invoices for such services are rendered in accordance with contract terms.

     For sales of literature and training materials, revenue is realized upon shipment to the customer and there are no unfulfilled company elements related to a customer's order. Orders for literature and materials are evidenced in writing on customer and call center order documents. Payments are provided in cash, check or by credit card at the time orders are placed with us.

     For license agreements, revenue is realized from licensing activities related to various countries and geographic regions, which entitle licensees to provide a distribution network for us, the use of our logo, software and training materials, and the rights to market and promote our services. Revenue from such agreements is realized over the term and under the conditions of each specific license once all contract conditions have been met. Payments for licensing fees are generally received at the time the license agreements are executed, unless other terms for delayed payment are documented and agreed to between the parties. Under terms for delayed payment, we may require further assurances of payment under contract terms such as credit report information, and entity and personal guarantees.

     Costs of Computer Software Developed or Obtained for Internal Use
     -----------------------------------------------------------------

     Under State of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"), we capitalize external direct costs of materials and services consumed in developing or obtained internal-use computer software; payroll and payroll-related costs for employees who are directly associated with and who devote time to the internal-use computer software project; and, interest costs related to loans incurred for the development of internal-use software.

     Foreign Currency
     ----------------

     The Company accounts for foreign currency translation pursuant to SFAS No. 52, Foreign Currency Translation ("SFAS 52"). The Company's functional currency is the Australian dollar. All assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the period. Translation adjustments are included in accumulated comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

     As a result of such currency fluctuations and the conversion to United States dollars for financial reporting purposes, we may experience fluctuations in our operating results on an annual or quarterly basis going forward. We have not in the past, but may in the future, hedge against fluctuations in exchange rates. Future hedging transactions may not successfully mitigate losses caused by currency fluctuations.

Results of Operations for the Years Ended June 30, 2007 and 2006

Revenues
--------

Total revenues for the year ended June 30, 2007 amounted to $12,079, compared to revenues of $9,622 for the year ended June 30, 2006.

Cost of Sales
-------------

Cost of sales was $3,323 for the year ended June 30, 2007 as compared to $6,381 for the same period ended year ended June 30, 2006.

Selling, General and Administrative Expenses
--------------------------------------------

Selling, general and administrative expenses for the year ended June 30, 2007 were $560,149 compared to $1,298,395 for the year ended June 30, 2006. The decrease was primarily due to significantly lower wages and compensation during the current year, resulting from a reduction of employees and the termination of employment agreements with certain members of our management during the year ended June 30, 2007.

Other Income (Expense)
----------------------

For the year ended June 30, 2007, other income (net) totaled $1,209,949, compared to ($7,313) of other expense (net) for the year ended June 30, 2006. The increase is a result of a $1,239,279 gain from an agreement with our President to cancel his accrued compensation during the year ended June 30, 2007.

Other Comprehensive Income (Loss)
---------------------------------

Other comprehensive loss for the year ended June 30, 2007, amounted to ($192,090), compared to other comprehensive income of $47,347 for the year ended June 30, 2006. The larger comprehensive (loss) in the current period was a result of significant foreign currency translation losses resulting from the decline of the value of the US dollar in relation to the Australian dollar. As of June 30, 2007, we had Australian denominated liabilities that exceeded our Australian denominated assets, therefore we report other comprehensive losses for currency translation when marking these assets and liabilities to their current US dollar values. Our other comprehensive gains and losses are reported as a separate component of stockholders' equity.


Liquidity and Capital Resources

During the year ended June 30, 2007, the Company received proceeds of $152,000 through the sale of its common stock and $38,844 in loans from related parties. Of the amounts received in the year ended June 30, 2007, $137,300 was used in operations, $36,062 to repay loans to related parties, $26,583 to pay offering costs, and $2,471 to repay a bank overdraft. The balance of cash and cash equivalents as of June 30, 2007 was $1,140, which was an increase in cash of $1,045 for the fiscal year.

During the year ended June 30, 2006, the Company received proceeds of $38,000 through the sale of its common stock, $122,305 from the issuance of promissory notes, $54,814 in loans from related parties, and $863 from a bank overdraft. Of the amounts received in the year ended June 30, 2006, $192,987 was used in operations, $1,102 was used to purchase equipment, $22,626 to repay loans to related parties, and $50,199 to pay offering costs. The balance of cash and cash equivalents as of June 30, 2006 was $95, which was a decrease in cash of ($3,585) for the fiscal year.

In the course of the activities described above, we have sustained operating losses and expect such losses to continue in the foreseeable future. To date, we have not generated sufficient revenues to achieve profitable operations or positive cash flow from operations. As of June 30, 2007, we had a working capital deficit of $1,648,989 and an accumulated deficit of $1,576,054. There is no assurance that profitable operations, if ever achieved, will be sustained on a continuing basis.

Our footnotes for the years ended June 30, 2007 and 2006 contain an explanatory paragraph from our independent registered public accounting firms which indicates that we have recurring losses from operations, and our working capital is insufficient to meet our planned business objectives. This report also states that, because of these losses, there is substantial doubt about our ability to continue as a going concern. This report and the existence of these recurring losses from operations may make it more difficult for us to raise additional debt or equity financing needed to run our business, and are not viewed favorably by analysts or investors. Furthermore, if we are unable to complete our planned merger or raise a significant amount of proceeds form our offering, this may cause our cessation of business resulting in investors losing the value of their investment in us.



Summary of Contractual Obligations
                                                                     Year Ended June 30,
                                                             ------------------------------------
        Contractual Obligation                     Total        2008         2009         2010
        -------------------------------------   ----------   ----------   ----------   ----------
        Convertible promissory note (a)         $1,018,986   $1,018,986   $    --      $    --
        Loans from related parties                 140,375      140,375        --           --
        Promissory notes - Fort Street Equity      182,139        --           --         182,139
        Accrued Compensation (b)                   285,869      285,869        --           --
        Total                                   $1,627,369   $1,445,230   $    --      $  182,139

       (a) The convertible promissory note was subsequently cancelled in the rescission of the Footfridge acquisition on August 21, 2007.

       (b) The Company is obligated for accrued compensation due its employees as of June 30, 2007 in the amount of $285,869. Pursuant to understandings it has with the related employees, the accrued compensation will be paid when the Company has sufficient funds to meet these obligations.

Changes in Securities

       During the year ended June 30, 2006, the Company issued 100,000 shares of its common stock for $38,000.

       On March 7, 2006, transfer agent services valued at $500 were satisfied with the issuance of 1,000 shares of common stock by the Company.

       During the year ended June 30, 2007, the Company issued 3,375,000 shares of its common for $152,000.

                      Fit For Business International, Inc.

                        Consolidated Financial Statements

                             June 30, 2006 and 2005

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                          INDEX TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 AND 2005



Report of Registered Independent Auditors....................................F-2

Financial Statements-

   Balance Sheet as of June 30, 2006 (Restated)..............................F-3

   Statements of Operations and Comprehensive (Loss) for the Years Ended
     June 30, 2006 (Restated), and 2005, and Cumulative from Inception.......F-4

   Statements of Stockholders' (Deficit) for the Periods from Inception
     Through June 30, 2006 (Restated)........................................F-5

   Statements of Cash Flows for the Years Ended June 30, 2006 (Restated),
     and 2005, and Cumulative from Inception ................................F-6

   Notes to Financial Statements for the Years
     Ended June 30, 2006 (Restated), and 2005 ...............................F-8

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Stockholders
Fit For Business International, Inc.

We have audited the accompanying consolidated balance sheet of Fit For Business International, Inc., (a development stage company) as of June 30, 2006 and the related consolidated statements of operations and comprehensive loss, changes in stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The consolidated financial statements of Fit For Business International, Inc. as of June 30, 2005 were audited by other auditors, whose report dated October 22, 2006, on those statements included an explanatory paragraph that described the uncertainty of the Company's ability to continue as a going concern discussed in Note 2 to the consolidated financial statements. As discussed in Note 12, the Company has restated its 2006 consolidated financial statements to correct an error related to the recording of bad debt expense when the associated revenues had been previously deferred and remained unearned pursuant to Staff Accounting Bulletin No. 104 (SAB 104). The other auditors reported on the 2006 consolidated financial statements before the restatement.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fit For Business International, Inc. as of June 30, 2006 and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations that raise doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Mendoza Berger & Company, LLP
/s/Mendoza Berger & Company, LLP

Irvine, California
October 17, 2007


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                                  BALANCE SHEET


                                     ASSETS
                                     ------                                   JUNE 30,
                                                                                2006
                                                                             (RESTATED)
                                                                            -----------
Current Assets:
   Cash on hand                                                             $        95
   Accounts Receivable-
      Trade                                                                        --
      License fee                                                               375,250
      Less - Allowance for doubtful accounts                                   (375,250)
                                                                            -----------
         Total accounts receivable                                                 --
   Inventory                                                                      1,277
                                                                            -----------
         Total current assets                                                     1,372
                                                                            -----------
Property and Equipment:
   Developed software applications                                               38,393
   Web site development costs                                                     7,593
   Office and computer equipment                                                  1,970
   Furniture and fixtures                                                           175
                                                                            -----------
                                                                                 48,131
   Less - Accumulated depreciation and amortization                             (13,865)
                                                                            -----------
         Net property and equipment                                              34,266
                                                                            -----------
Other Assets:
   Trademark                                                                        219
   Less - Accumulated amortization                                                 (170)
   Deferred offering costs                                                      142,952
                                                                            -----------
         Total other assets                                                     143,001
                                                                            -----------
Total Assets                                                                $   178,639
                                                                            ===========
                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)
                     ---------------------------------------

Current Liabilities:
   Checks in excess of bank balances                                        $     2,471
   Accounts payable - Trade                                                      80,641
   Accrued liabilities                                                        1,097,769
   Loans from related parties                                                   103,334
   Deferred revenue - License fee                                               124,750
                                                                            -----------
         Total current liabilities                                            1,408,965
                                                                            -----------
Promissory Note:
   Promissory note - Elontraion Pty. Ltd, 5% per annum, due
    December 31, 2009, unsecured 18,253
Promissory notes and Accrued Interest Subject to Rescission:
   Promissory notes - Fort Street Equity, Inc., 5% per annum, due
    December 31, 2009, and accrued interest, unsecured                          138,102
                                                                            -----------
         Total long-term debt                                                   156,355
                                                                            -----------
         Total liabilities                                                    1,565,320
                                                                            -----------
Commitments and Contingencies

Stockholders' (Deficit):
   Preferred stock, par value $.001 per share; 10,000,000 shares
    authorized; 1,000,000 shares issued and outstanding                           1,000
   Common stock, par value $.001, 100,000,000 shares
    authorized; 20,971,000 shares issued and outstanding                         20,971
   Additional paid-in capital                                                   828,842
   Less - Common stock subscription receivable - Fort Street Equity, Inc.       (12,000)
   Accumulated other comprehensive income                                         9,116
   (Deficit) accumulated during the development stage                        (2,234,610)
                                                                            -----------
         Total stockholders' (deficit)                                       (1,386,681)
                                                                            -----------
Total Liabilities and Stockholders' (Deficit)                               $   178,639
                                                                            ===========

   The accompanying notes are an integral part of these financial statements.


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS)
                  FOR THE YEARS ENDED JUNE 30, 2006, AND 2005,
                          AND CUMULATIVE FROM INCEPTION
                    (DECEMBER 14, 1998) THROUGH JUNE 30, 2006

                                                                      Years Ended
                                                                        June 30,              Cumulative
                                                             ----------------------------        From
                                                                 2006            2005          Inception
                                                              (RESTATED)                      (RESTATED)
                                                             ------------    ------------    ------------
Revenues:
   Sales of products and services                            $      9,622    $     11,053    $     28,968
                                                             ------------    ------------    ------------
        Total revenues                                              9,622          11,053          28,968
                                                             ------------    ------------    ------------
Cost of Goods Sold:
   Cost of goods sold                                               6,381           4,300          14,404
                                                             ------------    ------------    ------------
Gross Profit (Loss)                                                 3,241           6,753          14,564
                                                             ------------    ------------    ------------
Expenses:
   Selling, general and administrative-
      Wages, compensation and related taxes                     1,120,246         132,564       1,449,426
      Legal, accounting and consulting fees                       101,577         214,312         337,556
      Write-off of deferred offering costs                           --              --            79,685
      Advertising and promotion                                       102          31,821          40,316
      Travel, meals and lodging                                     1,994          30,847          35,249
      Office rent and common area costs                            16,651          16,171          32,822
      Training and development                                      1,417          25,473          26,890
      Depreciation and amortization                                 9,109           1,892          13,937
      Other                                                        30,107          39,007         188,801
      Realized foreign exchange adjustments                        17,192          45,566          23,613
                                                             ------------    ------------    ------------
        Total selling, general and administrative expenses      1,298,395         537,653       2,228,295
                                                             ------------    ------------    ------------
(Loss) from Operations                                         (1,295,154)       (530,900)     (2,213,731)
Other Income (Expense)                                             (7,313)         (5,408)        (20,879)
Provision for income taxes                                           --              --              --
                                                             ------------    ------------    ------------
Net (Loss)                                                     (1,302,467)       (536,308)     (2,234,610)
                                                             ------------    ------------    ------------
Comprehensive Income:
    Australian currency translation                                47,347           1,855           9,116
                                                             ------------    ------------    ------------
Total Comprehensive (Loss)                                   $ (1,255,120)   $   (534,453)   $ (2,225,494)
                                                             ============    ============    ============
(Loss) Per Common Share:
   (Loss) per common share - Basic and Diluted               $      (0.06)   $      (0.03)
                                                             ============    ============
Weighted Average Number of Common Shares
   Outstanding - Basic and Diluted                             20,888,123      20,235,890
                                                             ============    ============

   The accompanying notes are an integral part of these financial statements.


                                               FIT FOR BUSINESS INTERNATIONAL, INC.
                                                   (A DEVELOPMENT STAGE COMPANY)
                                               STATEMENTS OF STOCKHOLDERS' (DEFICIT)
                                        FOR THE PERIODS FROM INCEPTION (DECEMBER 14, 1998)
                                                       THROUGH JUNE 30, 2006


                                                                                                           (Deficit)
                                                                              Common       Accumulated    Accumulated
                        Preferred Stock      Common stock      Additional     Stock           Other        During the
                      ------------------ -------------------     Paid-in   Subscription   Comprehensive   Development
    Description         Shares   Amount    Shares     Amount     Capital    Receivable    (Loss) Income      Stage         Totals
-------------------   ---------  ------  ----------  --------  ----------  ------------   -------------   -----------   -----------
Balance -
 December 14, 1998         --    $ --          --    $   --    $     --    $       --     $        --     $      --     $      --
Australian currency
 translation               --      --          --        --          --            --              (534)         --            (534)
Net (loss) for the
 period                    --      --          --        --          --            --              --         (16,960)      (16,960)
                      ---------  ------  ----------  --------  ----------  ------------   -------------   -----------   -----------
Balance -
 June 30, 1999             --      --          --        --          --            --              (534)      (16,960)      (17,494)
Australian currency
 translation               --      --          --        --          --            --             7,472          --           7,472
Net (loss) for the
 period                    --      --          --        --          --            --              --        (138,322)     (138,322)
                      ---------  ------  ----------  --------  ----------  ------------   -------------   -----------   -----------
Balance -
 June 30, 2000             --      --          --        --          --            --             6,938      (155,282)     (148,344)
Issuance of common
 stock for services        --      --     5,000,000     5,000        --            --              --          (5,000)         --
Australian currency
 translation               --      --          --        --          --            --            25,453          --          25,453
Net (loss) for the
 period                    --      --          --        --          --            --              --         (53,529)      (53,529)
                      ---------  ------  ----------  --------  ----------  ------------   -------------   -----------   -----------
Balance -
 June 30, 2001             --      --     5,000,000     5,000        --            --            32,391      (213,811)     (176,420)
Australian currency
 translation               --      --          --        --          --            --           (20,804)         --         (20,804)
Net (loss) for the
 period                    --      --          --        --          --            --              --         (32,584)      (32,584)
                      ---------  ------  ----------  --------  ----------  ------------   -------------   -----------   -----------
Balance -
 June 30, 2002             --      --     5,000,000     5,000        --            --            11,587      (246,395)     (229,808)
Australian currency
 translation               --      --          --        --          --            --           (45,554)         --         (45,554)
Net (loss) for the
 period                    --      --          --        --          --            --              --         (24,176)      (24,176)
                      ---------  ------  ----------  --------  ----------  ------------   -------------   -----------   -----------
Balance -
 June 30, 2003             --      --     5,000,000     5,000        --            --           (33,967)     (270,571)     (299,538)
Australian currency
 translation               --      --          --        --          --            --            (6,119)         --          (6,119)
Net (loss) for the
 period                    --      --          --        --          --            --              --        (130,264)     (130,264)
                      ---------  ------  ----------  --------  ----------  ------------   -------------   -----------   -----------
Balance -
 June 30, 2004             --      --     5,000,000     5,000        --            --           (40,086)     (400,835)     (435,921)
Stock options
 issued for cash           --      --          --        --        10,000          --              --            --          10,000
Preferred and common
 stock issued for
 deemed reverse
 merger with FFB
 Australia            1,000,000   1,000  15,000,000    15,000     (30,950)         --              --           5,000        (9,950)
Employee
 compensation paid
 by issued shares          --      --          --        --       220,000          --              --            --         220,000
Loan from former
 director paid by
 issued shares             --      --          --        --         7,500          --              --            --           7,500
Consulting services
 paid by issued
 shares                    --      --          --        --       132,500          --              --            --         132,500
Promissory notes
 converted to
 common stock              --      --       870,000       870     377,932          --              --            --         378,802
Australian currency
 translation               --      --          --        --          --            --             1,855          --           1,855
Net (loss) for the
 period                    --      --          --        --          --            --              --        (536,308)     (536,308)
                      ---------  ------  ----------  --------  ----------  ------------   -------------   -----------   -----------
Balance -
June 30, 2005         1,000,000   1,000  20,870,000    20,870     716,982          --           (38,231)     (932,143)     (231,522)
Compensation from
 stock options
 issued by principal
 stockholder               --      --          --        --        54,751          --              --            --          54,751
Common stock issued
 for services              --      --         1,000         1         499          --              --            --             500
Compensation from
 common stock
 issued by principal
 stockholder               --      --          --        --         6,710          --              --            --           6,710
Common stock issued
 for cash                  --      --       100,000       100      49,900       (12,000)           --            --          38,000
Australian currency
 translation               --      --          --        --          --            --            47,347          --          47,347
Net (loss) for the
 period (Restated)         --      --          --        --          --            --              --      (1,302,467)   (1,302,467)
                      ---------  ------  ----------  --------  ----------  ------------   -------------   -----------   -----------
Balance -
 June 30, 2006        1,000,000  $1,000  20,971,000  $ 20,971  $  828,842  $    (12,000)  $       9,116   $(2,609,860)  $(1,761,931)
                      =========  ======  ==========  ========  ==========  ============   =============   ===========   ===========

                                    The accompanying notes are an integral part of these financial statements.



                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED JUNE 30, 2006, AND 2005,
                AND CUMULATIVE FROM INCEPTION (DECEMBER 14, 1998)
                              THROUGH JUNE 30, 2006

                                                                          Years Ended
                                                                            June 30,             Cumulative
                                                                  --------------------------       From
                                                                      2006           2005        Inception
                                                                   (RESTATED)
                                                                  -----------    -----------    -----------
Operating Activities:
   Net (loss)                                                     $(1,302,467)   $  (536,308)   $(2,234,610)
   Adjustments to reconcile net (loss) to net cash
     (used in) operating activities:
      Depreciation and amortization                                     8,668          2,239         14,035
      Write-off of deferred offering costs                               --             --           77,000
      Employee compensation paid by issued options and shares          61,461         23,384        281,461
      Consulting and other services paid by issued shares                 500        132,500        133,000
      Interest on promissory notes converted to paid-in capital          --            5,698         13,801
        Changes in net assets and liabilities-
          Accounts receivable                                            --          124,750        124,750
          Inventory                                                     1,925         (3,202)        (1,277)
          Accounts payable - trade                                     28,599         49,148         80,641
          Accrued liabilities and other                             1,008,327         89,442      1,097,769
                                                                  -----------    -----------    -----------
Net Cash (Used in) Operating Activities                              (192,987)      (112,349)      (413,430)
                                                                  -----------    -----------    -----------
Investing Activities:
   Purchases of property and equipment                                   (149)        (1,790)        (2,145)
   Payment for Australian trademark                                         9            (21)          (219)
   Expenditures for web site development costs                         (2,640)          (466)        (7,593)
   Expenditures for developed software applications                     1,678        (40,071)       (38,393)
                                                                  -----------    -----------    -----------
Net Cash (Used in) Investing Activities                                (1,102)       (42,348)       (48,350)
                                                                  -----------    -----------    -----------
Financing Activities:
   Proceeds from issuance of convertible notes                           --          180,000        365,000
   Checks in excess of bank balance                                       863          1,608          2,471
   Proceeds from loans - related parties                               54,814        172,120        399,138
   Payments on loans - related parties                                (22,626)      (161,640)      (295,803)
   Proceeds from loan - former director                                  --             --            7,500
   Proceeds from issuance of promissory notes                         122,305         34,050        156,355
   Payments of deferred offering costs                                (50,199)       (69,753)      (219,952)
   Proceeds from issuance of capital stock                             38,000           --           38,050
                                                                  -----------    -----------    -----------
Net Cash Provided by Financing Activities                             143,157        156,385        452,759
                                                                  -----------    -----------    -----------
Effect of Exchange Rate Changes on Cash                                47,347          1,855          9,116
                                                                  -----------    -----------    -----------
Net Increase (Decrease) in Cash                                        (3,585)         3,543             95
Cash - Beginning of Period                                              3,680            137           --
                                                                  -----------    -----------    -----------
Cash - End of Period                                              $        95    $     3,680    $        95
                                                                  ===========    ===========    ===========



   The accompanying notes are an integral part of these financial statements.

                                       F-6


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED JUNE 30, 2006, AND 2005,
                AND CUMULATIVE FROM INCEPTION (DECEMBER 14, 1998)
                              THROUGH JUNE 30, 2006

                                                                          Years Ended
                                                                            June 30,             Cumulative
                                                                  --------------------------       From
                                                                      2006           2005        Inception
                                                                   (RESTATED)
                                                                  -----------    -----------    -----------

Supplemental Disclosure of Cash Flow Information:
   Cash paid during the period for:
      Interest                                                    $       303    $       199    $       502
                                                                  ===========    ===========    ===========
      Income taxes                                                $      --      $      --      $      --
                                                                  ===========    ===========    ===========

Supplemental Information of Noncash Investing and Financing Activities:

      On September 14, 2004, the Company entered into an Exchange Agreement with FFB Australia whereby FFBI acquired all of the issued and outstanding capital stock of FFB Australia (81 shares) in exchange for 15,000,000 shares of common stock and 1,000,000 shares of preferred stock of the Company. As a result of the Exchange Agreement, the stockholders of FFB Australia control FFBI, and FFB Australia has been deemed to have effected a reverse merger for financial reporting purposes. The deemed reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFBI and FFB Australia brought forward at their historical bases.

      On September 20, 2004, the Company issued 420,000 shares of common stock with a value of $140,000 in connection with the conversion of certain Notes and accrued interest.

      On September 29, 2004, the Company issued 450,000 shares of common stock with a value of $225,000 in connection with the conversion of the remainder of the Notes and accrued interest.

      On September 14, 2004, accrued employee compensation of $220,000 was satisfied with the issuance of 440,000 shares of common stock provided personally by an officer and director of the Company.

      On September 14, 2004, a loan to the Company of $7,500 by a former director was satisfied with the issuance of 15,000 shares of common stock provided personally by an officer and director of the Company.

      On September 14, 2004, accrued consulting services of $20,000 was satisfied with the issuance of 40,000 shares of common stock provided personally by an officer and director of the Company.

      On September 14, 2004, accrued consulting services of $112,500 were satisfied with the issuance of 225,000 shares of common stock provided personally by an officer and director of the Company.

      On March 7, 2006, transfer agent services valued at $500 were satisfied with the issuance of 1,000 shares of common stock by the Company.

   The accompanying notes are an integral part of these financial statements.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


(1)      Summary of Significant Accounting Policies

   Basis of Presentation and Organization

Fit For Business International, Inc. ("FFBI" or the "Company") is a Nevada corporation in the development stage of providing products and services for: (i) corporate wellness programs which address business productivity, stress and absenteeism issues; (ii) living well programs directed primarily, but not exclusively, to individuals over 45 years of age; and, (iii) nutritional supplements manufactured and supplied by Herbalife Ltd. ("Herbalife"). The accompanying financial statements of FFBI were prepared from the accounts of the Company under the accrual basis of accounting in United States dollars. In addition, the accompanying financial statements reflect the completion of a deemed reverse merger between FFBI and Fit For Business (Australia) Pty Limited ("FFB Australia"), which was effected on September 14, 2004.

Prior to the completion of the deemed reverse merger, FFBI was a dormant corporation with no assets or operations (essentially since its organization on May 30, 2001, and incorporation on July 31, 2001). The Company was originally incorporated under the name of Elli Tsab, Inc. On April 7, 2004, the name of the Company was changed to Patient Data Corporation. On January 13, 2005, the name of the Company was again changed to Fit For Business International, Inc. in order to better reflect the current business plan.

FFB Australia was organized as an Australian private company on December 14, 1998, and subsequently began certain marketing studies and corporate awareness programs to obtain customers for its products and services. In October 2003, FFB Australia initiated a capital formation activity through the private placement of certain convertible promissory notes which provided, through September 14, 2004, proceeds of $365,000. Subsequent to the completion of the deemed reverse merger, the liability associated with the convertible promissory notes was assumed by the Company. Thereafter, all of the promissory notes were converted into shares of common stock of FFBI.

In addition, in November 2003, FFB Australia commenced a capital formation activity to effect a deemed reverse merger with a corporation validly organized in the United States for the purpose of completing a Registration Statement on Form SB-2 with the Securities and Exchange Commission ("SEC"), and raising capital from the issuance of common stock in the public markets of up to $4.5 million. The initial capital formation activity through a deemed reverse merger and the issuance of common stock was unsuccessful. Subsequently, FFB Australia completed a deemed reverse merger with the Company, and FFBI has completed a registration of its common stock with the SEC pertaining to a second capital formation activity.

Prior to September 14, 2004, FFB Australia, aside from the capital formation and marketing activities described above, incurred other development stage operating costs and expenses related to its organization as an entity, receipt of a trademark in Australia for the name and related logo of Fit For Business, formation of a management team, accounting and tax preparation fees, consulting fees, travel, and other general and administrative expenses. For additional information relating to the development stage activities of the Company, see
Note 2.

Given that FFB Australia is considered to have acquired FFBI by a deemed reverse merger through an Exchange Agreement (see Note 4), and its stockholders currently have voting control of FFBI, the accompanying financial statements and related disclosures in the notes to financial statements present the financial

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


position as of June 30, 2006, and the operations for the years ended June 30, 2006, and 2005, and for the period from inception (December 14, 1998) through June 30, 2006, of FFB Australia under the name of FFBI. The deemed reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFB Australia and FFBI brought forward at their historical bases. The costs associated with the reverse merger have been expensed as incurred.

   Cash and Cash Equivalents

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

   Accounts Receivable

Accounts receivable consist of amounts due from sales of its products and services, a license agreement, employees, related parties, and value added tax refunds. The Company establishes an allowance for doubtful accounts in amounts sufficient to absorb potential losses on accounts receivable. As of June 30, 2006, an allowance for doubtful accounts of $375,250 was deemed necessary on the Company's licensing agreements. This allowance was recorded against the related deferred revenue on these agreements (see Notes 8 and 12). While management uses the best information available upon which to base estimates, future adjustments to the allowance may be necessary if economic conditions differ substantially from the assumptions used for the purpose of analysis.

   Revenue Recognition

The Company is in the development stage and has yet to realize significant revenues from planned operations. It has derived revenues principally from the sale of services related to wellness programs, and the sale of nutritional products, literature and training materials. The Company has also entered into a license agreement for Australia and New Zealand which entitles the licensee to provide a distribution network for the Company, use its logo and software, and market and promote its products and services. Revenue will be derived over the term of the license agreement once all terms and conditions have been met. Revenues are recognized by major categories under the following policies:

For specific wellness program services, such as health risk assessment services, fitness programs, educational and other programs, and contracts pertaining to such services, revenue is realized as services are provided. Contracts for wellness program services are evidenced in writing, and as services are rendered, invoices for such services are rendered in accordance with contract terms.

For sales of literature, training materials, and nutritional products, revenue is realized upon shipment to the customer and there are no unfulfilled company elements related to a customer's order. Orders for literature, materials, and nutritional products are evidenced in writing on customer and call center order documents. Payments are provided in cash, check or by credit card at the time orders are placed with the Company.

For license agreements, revenue is realized from licensing activities related to various countries and geographic regions, which entitle licensees to provide a distribution network for the Company, the use of the Company logo, software and training materials, and the rights to market and promote the services of the Company. Revenue from such agreements is realized over the term and under the

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


conditions of each specific license once all contract conditions have been met. Payments for licensing fees are generally received at the time the license agreements are executed, unless other terms for delayed payment are documented and agreed to between the parties. Under terms for delayed payment, the Company may require further assurances of payment under contract terms such as credit report information, and entity and personal guarantees.

   Internal Web Site Development Costs

Under Emerging Issues Taskforce Statement 00-2, Accounting for Web Site Development Costs ("EITF 00-2"), costs and expenses incurred during the planning and operating stages of the Company's web site are expensed as incurred. Under EITF 00-2, costs incurred in the web site application and infrastructure development stages are capitalized by the Company and amortized to expense over the web site's estimated useful life or period of benefit. As of June 30, 2006, FFBI had capitalized $7,593 related to its web site development.

   Costs of Computer Software Developed or Obtained for Internal Use

Under Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"), the Company capitalizes external direct costs of materials and services consumed in developing or obtained internal-use computer software; payroll and payroll-related costs for employees who are directly associated with and who devote time to the internal-use computer software project; and, interest costs related to loans incurred for the development of internal-use software. As of June 30, 2006, the Company had capitalized $38,393 for projects related to the development of internal-use software.

   Costs of Computer Software to be Sold or Otherwise Marketed

Under Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed ("SFAS 86"), the Company capitalizes costs associated with the development of certain training software products held for sale when technological feasibility is established. Capitalized computer software costs of products held for sale are amortized over the useful life of the products from the software release date. As of June 30, 2006, the Company had not undertaken any projects related to the development of software products held for sale or to be otherwise marketed.

   Trademark

The Company obtained a trademark from the government of Australia effective October 15, 1999. The trademark covers the name "Fit For Business" and the logo of the Company. The cost of obtaining the trademark has been capitalized by the Company, and is being amortized over a period of ten years.

   Advertising Costs

Advertising costs are charged to operations when incurred, except for television or magazine advertisements, which are charged to expense when the advertising first takes place. For the years ended June 30, 2006, and 2005, advertising costs amounted to $102 and $31,821, respectively.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


   Property and Equipment

The components of property and equipment are stated at cost. Property and equipment costs are depreciated or amortized for financial reporting purposes over the useful lives of the related assets by the straight-line method. Useful lives utilized by the Company for calculating depreciation or amortization are as follows:

         Computer and office equipment               5 years
         Furniture and fixtures                     10 years
         Internal web site development costs         3 years
         Developed Software                          5 years

Upon disposition of an asset, its cost and related accumulated depreciation or amortization are removed from the accounts, and any resulting gain or loss is recognized.

   Impairment of Long-Lived Assets

The Company evaluates the recoverability of long-lived assets and the related estimated remaining lives when events or circumstances lead management to believe that the carrying value of an asset may not be recoverable. For the years ended June 30, 2006, and 2005, no events or circumstances occurred for which an evaluation of the recoverability of long-lived assets was required.

   Loss Per Common Share

Basic loss per share is computed by dividing the net loss attributable to the common stockholders by the weighted average number of shares of common stock outstanding during the period. Fully diluted loss per share is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.

   Deferred Offering Costs

The Company defers as other assets the direct incremental costs of raising capital until such time as the offering is completed. At the time of the completion of the offering, the costs are charged against the capital raised. Should the offering be terminated, deferred offering costs are charged to operations during the period in which the offering is terminated (see Note 4).

   Comprehensive Income (Loss)

The Company presents comprehensive income (loss) in accordance with Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 states that all items that are required to be recognized under accounting standards as components of comprehensive income (loss) be reported in the financial statements. For the years ended June 30, 2006, and 2005, and cumulative from inception (December 14, 1998) through June 30, 2006, the only components of comprehensive income (loss) were the net (loss) for the periods, and the foreign currency translation adjustments.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


   Income Taxes

The Company accounts for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes ("SFAS 109"). Under SFAS 109, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company's financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carryforward period under the Federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimate.

   Foreign Currency Translation

The Company accounts for foreign currency translation pursuant to SFAS No. 52, Foreign Currency Translation ("SFAS 52"). The Company's functional currency is the Australian dollar. All assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

   Fair Value of Financial Instruments

The Company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of June 30, 2006, the carrying value of the loans from related parties, accrued liabilities, and promissory notes approximated fair value due to the nature and terms of maturity of these instruments.

   Stock-Based Compensation

The Company uses the fair value method to account for non-employee stock-based compensation in accordance with SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123"), and FASB Emerging Issues Task Force, or EITF, Issue No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services. Under the fair value method, all transactions in which goods or services are the

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

The Company accounts for the fair value of stock options granted to employees, stock options granted by a principal stockholder to employees, and common stock issued by a principal stockholder to employees under the fair value recognition provisions of SFAS No. 123, and SAB Topic 5.T., "Accounting for Expenses or Liabilities Paid by Principal Stockholder(s)." During the year ended June 30, 2006, Fort Street Equity, Inc., as a principal stockholder, provided stock option grants and common stock on behalf of the Company to employees and other parties which are described in Notes 4 and 9.

   Concentrations of Risk

As of June 30, 2006, the Company had a material off-balance sheet risk with regards to its dependence upon Herbalife as its sole source of supply for the purchase of nutritional supplements related to its planned wellness programs.

No customer accounted for more than 10 percent of total revenues for the years ended June 30, 2006, and 2005.

   Estimates

The financial statements are prepared on the basis of accounting principles generally accepted in the United States. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of June 30, 2006, and revenues and expenses for the years ended June 30, 2006, and 2005, and cumulative from inception. Actual results could differ from those estimates made by management.

(2)      Development Stage Activities and Going Concern

The Company is in the development stage of providing products and services for corporate business wellness programs; living well programs directed primarily, but not exclusively, to individuals over 45 years of age; and, nutritional supplements manufactured and supplied by Herbalife. As of June 30, 2006, and subsequent thereto, FFBI had completed organization and reverse merger transactions, initial marketing and corporate awareness programs designed to obtain customers for its products and services, the receipt of a trademark in Australia for the name "Fit For Business", formation of a management team, and other activities related to capital formation, software development, and initial operations. Management of the Company is pursuing various sources of equity financing, and plans to raise approximately $4.5 million through the issuance of common stock for cash, and private investment in public equity ("PIPE") financing of its common stock. The issuance of common stock for cash, and the completion of PIPE financing are being conducted pursuant to the approval by the SEC of several Post-Effective Amendments to the Company's Registration Statement on Form SB-2 which approval was provided in March 2006. The proceeds from these capital formation activities will be used by the Company for the development and production of multi-media training programs, marketing and promotional literature and programs, web site enhancement, purchase of inventory, customer call center and computer hardware and software programs to be used to aid the Company's customer service representatives, and working capital required to hire additional staff and provide for an expected increase in operations.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


While management of the Company believes that the Company will be successful in its capital formation and operating activities, there can be no assurance that the Company will be able to raise $4.5 million in equity capital through its current SEC related activities, or be successful in the sale of its products and services that will generate sufficient revenues to sustain the operations of the Company.

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has incurred operating losses since inception, had negative working capital as of June 30, 2006, and the cash resources of the Company are insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

(3)      Convertible Debt

In November 2003, FFBI began a capital formation activity through the private placement of up to 200 unsecured convertible promissory notes (the "Note" or "Notes"). Under the terms of the private placement subscription agreement, the minimum unit participation was one unit per Note valued at $5,000. Multiple units could be acquired under the terms of a single Note. The Notes issued for the units stated a maturity date of November 30, 2004, and provided for an interest rate of ten percent (10%) per annum, payable upon redemption. None of the Notes were issued to officers, directors, or employees of FFBI.

The Notes were convertible into 10,000 shares of common stock per unit at any time prior to maturity at the option of the note holder, or, if called by FFBI, then automatically in the event of a public offering of shares. No value was associated with the conversion feature of the Notes. FFBI structured an incentive program with the first eleven subscribers to the private placement for the Notes, and provided an additional 1/2 unit of value for each unit subscribed. As such, as of September 14, 2004, FFBI had received and recorded proceeds of $365,000 under the private placement in exchange for the Notes with 87 units for the calculation of conversion into common stock (870,000 shares of common stock), and accrued interest in the amount of $13,801. The liability for the Notes was assumed by the Company as a result of the Exchange Agreement.

On September 20, 2004, the Company, pursuant to a planned public offering of its common stock, called and converted Notes with a unit value of 42 units into 420,000 shares of common stock. The transaction was valued at $0.33 per share of common stock for a total of $140,000. Further, on September 29, 2004, the remaining Notes with a unit value of 45 units were called and converted by the Company into 450,000 shares of common stock. The transaction was valued at $0.50 per share of common stock for a total of $225,000. The value of the conversion transactions in excess of the par value of the common stock issued, including accrued interest, has been presented as additional paid-in capital in the accompanying balance sheet as of June 30, 2006.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


(4)      Common Stock Transactions and Capital Formation

   Issuance of Common Stock

On May 30, 2001, FFBI issued 5,000,000 shares of its common stock to former officers and directors of the Company for services rendered. The value of the services rendered was $5,000. This transaction, along with the accumulated (deficit) of FFBI, made up the components of the reverse merger related to the recapitalization of FFBI common stock.

   Stock Exchange Agreement

On September 14, 2004, the Company entered into a Share Exchange Agreement (the "Exchange Agreement") with FFB Australia, whereby FFBI acquired all of the issued and outstanding capital stock of FFB Australia (81 shares) in exchange for 15,000,000 shares of common stock and 1,000,000 shares of preferred stock of the Company. Both the common stock and preferred stock of FFBI have a par value of $.001. The shares of preferred stock are non-participating, but each share is entitled to fifty (50) votes in a general meeting of the stockholders. As a result of the Exchange Agreement, the stockholders of FFB Australia control FFBI, and FFB Australia has been deemed to have effected a reverse merger for financial reporting purposes as of the date of the Exchange Agreement. The deemed reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFBI and FFB Australia brought forward at their historical bases. As a result of the Exchange Agreement, consulting fees were accrued in the amount of $112,500 to Messrs. Mitchell Stough and Kevin Murray for services rendered in connection with the completion of the transaction under separate letter agreements executed with Mr. Mark A. Poulsen, as principal stockholder of the Company (see Other Transactions below).

   Conversion of Notes

On September 20, 2004, the Company issued 420,000 shares of its common stock with a value of $140,000 in connection with the conversion of certain Notes and accrued interest (see Note 3).

On September 29, 2004, the Company issued 450,000 shares of its common stock with a value of $225,000 in connection with the conversion of the remainder of the Notes and accrued interest (see Note 3).

   Stock Option Agreement and Stock Options Granted by Principal Stockholder

On July 25, 2004, the Company issued 2,000,000 options to Fort Street Equity, Inc. (see below) to purchase the same number of shares of its common stock for $10,000 in cash. The option period was initially through December 31, 2005, but was subsequently extended to September 30, 2006, by the Board of Directors of the Company. The exercise price of the options is the higher of $0.50 per share or the average-trading price of the Company's common stock over the preceding ten business days prior to exercise of the options, less a discount of 40 percent.

During the year ended June 30, 2006, Fort Street Equity, Inc., as a principal stockholder and holder of 2,000,000 stock options to purchase common stock of the Company described above, provided stock option grants totaling 290,996 options on behalf of the Company to two employees to acquire a like number of

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


shares of common stock of the Company. The principal stockholder charged the grantees a total of $62,520 to acquire the options. The proceeds from the option transactions were subsequently loaned by the principal stockholder to the Company for working capital purposes under the terms of three promissory notes which are described in Note 9.

The exercise price of each option granted amounted to $0.50, which equaled the market price of the Company's common stock on the date of each stock option grant. On the dates of grant, the stock options were fully vested and exercisable. The initial expiration date of the options granted was December 31, 2005. However, such date was subsequently extended to December 31, 2006, by the Board of Directors of the Company.

The fair value of each option was estimated on the dates of grant using the Black-Scholes option-pricing model with the following assumptions:

      Average         Expected      Expected     Employee/         Life
     Risk-Free     Volatility of    Dividend    Nonemployee       of the
   Interest Rate       Stock         Yield       Exit Rate        Options
   -------------   -------------   ----------   -----------   ---------------

       3.81%           135.3%          0%           0%        43.9% of 1 year

Total compensation expense for the year ended June 30, 2006, amounted to $54,751. This amount has been charged to operations and recognized as a contribution to additional paid-in capital for the period.

The following tables summarize information about stock options outstanding and exercisable as of June 30, 2006:

                                 Stock Options Outstanding
                      -----------------------------------------------
                                      Weighted-Ave.
                        Number of       Remaining       Weighted-Ave.
           Exercise      Shares        Contractual        Exercise
            Price      Outstanding    Life in Years        Price
          ----------  -------------  ---------------   --------------

            $0.50       2,000,000         0.25             $0.50

                                 Stock Options Outstanding
                      -----------------------------------------------
                         Range of       Number of       Weighted-Ave.
                         Exercise         Shares           Exercise
                          Prices       Excercisable         Price
                      -------------  ---------------   --------------

                          $0.50         2,000,000           $0.50

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


   Common Stock Granted by Principal Stockholder

On March 22, 2006, Fort Street Equity, Inc., as a principal stockholder of the Company, provided common stock totaling 13,720 shares on behalf of the Company to an employee. The value of the common stock provided amounted to $6,710, and has been recognized as compensation expense and additional paid-in capital of the Company in the accompanying financial statements for the year ended June 30, 2006.

   Other Transactions

From the common stock issued to Mark A. Poulsen, President and Chief Executive Officer of the Company, under the Exchange Agreement, L.R. Global received 500,000 shares of common stock. Mr. Poulsen also issued shares of common stock that he received from the Exchange Agreement to satisfy the liabilities of the Company assumed by FFBI related to the compensation of six individuals. FFBI recognized the satisfaction of such liabilities by Mr. Poulsen as additional paid-in capital.

The Company also owed Wayne Hoskin, a former director of the Company, the amount of $7,500 as of September 14, 2004. The obligation resulted from a loan made to the Company. Mr. Hoskin agreed to accept 15,000 shares of common stock of FFBI in full satisfaction of this obligation. From the common stock issued to Mark A. Poulsen, President and Chief Executive Officer of the Company, under the Exchange Agreement, Mr. Hoskin received 15,000 shares of common stock valued at $7,500. FFBI recognized the satisfaction of this liability by Mr. Poulsen as additional paid-in capital.

The Company also owed Donald Howell Wild, a former note holder and current stockholder of the Company, the amount of $20,000 for services rendered related to the private placement of Notes (see Note 3). From the common stock issued to Mark A. Poulsen, President and Chief Executive Officer of the Company, under the Exchange Agreement, on September 14, 2004, Mr. Wild received 40,000 shares of common stock valued at $20,000. FFBI recognized the satisfaction of this liability by Mr. Poulsen as additional paid-in capital.

The Company also owed Messrs. Mitchell Stough and Kevin Murray, consultants engaged to complete the Exchange Agreement, the amount of $112,500 for services rendered. Messrs. Stough and Murray were engaged to complete the Exchange Agreement under separate letter agreements with Mr. Mark A. Poulsen, as principal stockholder of the Company. From the common stock issued to Mark A. Poulsen, President and Chief Executive Officer of the Company, under the Exchange Agreement, on September 14, 2004, Messrs. Stough and Murray, through their respective nominees, received 225,000 shares of common stock valued at $112,500. FFBI recognized the satisfaction of this liability by Mr. Poulsen as additional paid-in capital. Mr. Stough is the Managing Director of Fort Street Equity, Inc. (see Capital Formation Activity below).

On March 7, 2006, the Company issued 1,000 shares of its common stock with a value of $500 for transfer agent services.

On April 26, 2006, the Company issued to Fort Street Equity, Inc. 100,000 shares of its common stock with a value of $.50 per share for $50,000. The Company has received $38,000 related to the issuance of the common stock. As of June 30, 2006, $12,000 remained as a stock subscription receivable in the accompanying balance sheet.

   Capital Formation Activity

On November 10, 2003, FFBI entered into an agreement with Fort Street Equity, Inc. ("Fort Street"), a Cayman Islands company, whereby Fort Street would assist FFBI with the following: (i) the identification of a corporation validly organized in the United States with which the Company could realize a deemed reverse merger; and (ii) the completion and filing of a Registration Statement on Form SB-2 with the SEC for the purpose of raising capital from the issuance of common stock in the public markets of up to $4.5 million.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


FFBI paid Fort Street two deposits against fees and costs amounting to $130,100. The initial capital formation activity conducted by FFBI and Fort Street was not successful due to the fact that the organization and completion of a deemed reverse merger with a validly organized corporation in the United States could not be effected. Further, as a result of the uncompleted deemed reverse merger, FFBI expensed $77,000 of the amount paid to Fort Street as unsuccessful offering costs. FFBI and Fort Street initiated a second capital formation activity that resulted in the Exchange Agreement as described above, and the current activity to file a Registration Statement on Form SB-2 with the SEC which was completed in March 2006. During the year ended June 30, 2006, the Company incurred an additional $50,199 in legal, accounting, administrative, and filing fees related to the second capital formation activity. As a result, as of June 30, 2006, the Company had $142,952 of deferred offering costs which were comprised of legal and accounting fees paid, and other professional, administrative, and filing fees incurred to complete the Form SB-2 registration process and capital formation activities.

   Additional Common Stock Granted by Principal Stockholder

On March 22, 2006, Fort Street Equity, Inc., as a principal stockholder of the Company, provided common stock totaling 13,720 shares on behalf of the Company to an employee. The value of the common stock provided amounted to $6,710, and has been recognized as compensation expense and additional paid-in capital of the Company in the accompanying financial statements for the year ended June 30, 2006.

(5)      Income Taxes

The provision (benefit) for income taxes for the periods ended June 30, 2006, and 2005, was as follows (using a 34 percent effective Federal income tax rate):

                                                  2006          2005
                                               (RESTATED)
                                               ----------    ----------

        Current Tax Provision:
           Federal-
             Taxable income                    $     --      $     --
                                               ----------    ----------

                Total current tax provision    $     --      $     --
                                               ==========    ==========

        Deferred Tax Provision:
           Federal-
             Loss carryforwards                $  443,000    $  182,300
             Change in valuation allowance       (443,000)     (182,300)
                                               ----------    ----------

                Total deferred tax provision   $     --      $     --
                                               ==========    ==========

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


The Company had deferred income tax assets as of June 30, 2006, as follows:

                                                  2006
                                               (RESTATED)
                                               ----------

        Loss carryforwards                     $  760,000
        Less - Valuation allowance               (760,000)
                                               ----------

           Total net deferred tax assets       $     --
                                               ==========

As of June 30, 2006, the Company had net operating loss carryforwards for income tax reporting purposes of approximately $2,235,000 that may be offset against future taxable income. The net operating loss carryforwards expire in the years 2021-2026. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs or a change in the nature of the business. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements for the realization of loss carryforwards, as the Company believes there is high probability that the carryforwards will not be utilized in the foreseeable future. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

(6)      Related Party Transactions

Mark A. Poulsen & Associates Pty. Ltd. is an Australian private entity and stockholder of the Company. It is wholly owned by Mark A. Poulsen, President and Chief Executive Officer of the Company. As of June 30, 2006, the Company owed $26,974 to this entity. This amount owed to this entity was for working capital provided, is non-interest bearing, and has no terms for repayment.

Kamaneal Investments Pty. Ltd. is an Australian private company and stockholder of the Company owned by Mark A. Poulsen, President and Chief Executive Officer of the Company, and Karen Poulsen, his wife. The purpose of this company is to hold investments for Mr. and Mrs. Poulsen. As of June 30, 2006, the Company owed $70,864 to this entity. This amount owed was for working capital provided, is non-interest bearing, and has no terms for repayment.

As of June 30, 2006, the Company owed $714 to Mark A. and Karen Poulsen for expenses incurred on behalf of the Company. Mr. Poulsen is the President and Chief Executive Officer of the Company. This amount owed was for working capital provided, is non-interest bearing, and has no terms for repayment.

As of June 30, 2006, the Company owed $4,782 to Mr. GL Ray, a stockholder of the Company, for an advance made. This amount owed was for working capital provided, is non-interest bearing, and has no terms for repayment.

Donald Howell Wild, a former note holder and current stockholder of the Company (see Note 4), is the uncle of Linda Wild, also a former note holder and current stockholder of the Company. In addition, Mr. Wild is the father of Laraine Richardson, a principal in the Company of L.R. Global Marketing Pty. Ltd., which entity entered into a License Agreement with the Company on August 24, 2004 (see
Note 8). Mr. Wild also assisted the Company with the private placement of the Notes by marketing the placement, and was responsible for the subscription agreements of several note holders. Mr. Wild's services were valued at $20,000. The liability to Mr. Wild was satisfied by the transfer of 40,000 shares of common stock of FFBI directly to him from the shares received from the Exchange

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


Agreement by Mark A. Poulsen, President and Chief Executive Officer of the Company, at a value of $.50 per share. FFBI credited paid-in capital for the value of the accrued liability satisfied by Mr. Poulsen.

As described in Note 3, the Company completed a private placement of Notes to thirty individuals and entities with proceeds amounting to $365,000, and subsequently converted the Notes to 870,000 shares of common stock of FFBI. Of the thirty individuals and entities that subscribed to the private placement offering of Notes, twelve parties are considered both account executives (part of the independent marketing group of the Company) and independent Herbalife distributors, and six of the parties are only independent Herbalife distributors. Mark A. Poulsen, President and Chief Executive Officer of the Company, is also an independent Herbalife distributor.

(7)      Recent Accounting Pronouncements

In July 2005, the Financial Accounting Standards Board ("FASB") issued an exposure draft of a proposed interpretation, "Accounting for Uncertain Tax Positions - an Interpretation of SFAS Statement No. 109", ("SFAS No. 109"). This interpretation would apply to all open tax positions accounted for in accordance with SFAS No. 109, including those acquired in business combinations. It is a proposed asset recognition approach to apply a dual threshold for uncertain tax positions. The interpretation would allow the recognition of a tax benefit when it is probable that it could be sustained upon audit. The interpretation defines "probable" as it is defined in SFAS No. 5, "Accounting for Contingencies." The FASB has not established an effective date for the interpretation. The Company is currently reviewing the effect, if any, that the proposed guidance would have on its financial statements.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments--an amendment of FASB Statements No. 133 and 140," ("SFAS No. 155"). This Statement permits fair value of re-measurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and amended SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 is effective for all financial instruments acquired, issued, or subject to a re-measurement (new basis) event occurring after the beginning of an entity's first fiscal year that begins after September 15, 2006. The Company does do believe that this pronouncement will have a material impact on its statements of financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets," ("SFAS No. 156"), which amends SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities." SFAS No. 156 requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: (a) A transfer of the servicer's financial assets that meets the requirements for sale

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


accounting; (b) A transfer of the servicer's financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities"; or (c) An acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The Company does do believe that this pronouncement will have a material impact on its statements of financial position or results of operations.

(8)      License Agreement

On August 24, 2004, the Company entered into a non-assignable license agreement (the "License Agreement") with L.R. Global Marketing Pty. Ltd. ("L.R. Global"). Pursuant to the License Agreement, L.R. Global has the right or license, for a period of ten years, to use of the Company's logo, management information system, and other material within Australia and New Zealand. L.R. Global will assist in identifying new clients for the Company, and recruiting account executive and customer service representatives. Under the terms of the License Agreement, L.R. Global was obligated to pay the Company $500,000 on or before December 31, 2004, for the grant of the license. As of December 31, 2004, L.R. Global had only paid $117,750 toward the fee for the license, and was in default under the License Agreement.

On January 14, 2005, the Company and L.R. Global entered into an extension agreement whereby the terms of the License Agreement for payment of the remaining amount of the $500,000 license fee were extended to May 31, 2005. As of May 31, 2005, the balance of the License Agreement fees had not been paid, and L.R. Global was in default under the License Agreement and amendment.

Subsequently, on June 14, 2005, the Company and L.R. Global entered into a second extension whereby the terms of the License Agreement were amended as follows: (i) for consideration of $7,000 paid by L.R. Global as a partial payment of the license fee, the due date for the payment of the remaining balance of the license fee was extended to a date within sixty (60) days following the first date on which the common stock of the Company is quoted on the OTC Bulletin Board or other recognized stock exchange; and, (ii) the two principals of L.R. Global, Laraine Richardson and Dianne Waghorne, provided personal guarantees to the Company for payment of the remaining balance of the license fee in the event that the balance owed is not repaid by L.R. Global.

The delay experienced in collecting the remaining amount of the license fee from L.R. Global was due primarily to the extended period required by the Company to complete its capital formation activities, including the effective date of its Registration Statement on Form SB-2 with the SEC. The principals of L.R. Global informed the management of the Company that L.R. Global entered into the License Agreement with the understanding that the Company would implement its plan of operations (including the completion of its capital formation activities) in February 2005. At that time, L.R. Global was committed to provide additional sales and marketing resources, and pay the remaining amount of the license fee due. Further, as a result of additional discussions with the principals of L.R. Global and review of available credit information, management of the Company believed that: (i) L.R. Global would honor the terms of the License Agreement, and had sufficient operations and financial resources to pay the remaining amount owed to the Company, (ii) complete payment of the license fee would be

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


accomplished under the terms of the second extension agreement dated June 14, 2005, and (iii) the personal guarantees of the principals of L.R. Global provided sufficient additional assurance of collectibility under Australian law.

On May 2, 2006, the common stock of the Company began trading on the OTC:BB under the stock symbol FFBU. On May 23, 2006, the two principals of L.R. Global were notified by the Company of the date trading began of the Company's common stock on the OTC:BB, and that the balance of the license fee owed would be due and payable to the Company 60 days from that date. On July 6, 2006, the Company received a letter from the legal counsel for L.R. Global advising the management of the Company that payment of the remaining license fee would not be forthcoming due to alleged verbal misrepresentations made to the principals of L.R. Global by the management of the Company and principal stockholder as to the value of the common stock of the Company that would be achieved by the end of the first week and the end of the first month of trading on the OTC:BB. The principals of L.R. Global have disclosed to the Company through legal counsel that it was their understanding and expectation that the remaining amount due under the License Agreement would be satisfied from the sale of a portion or all of the 500,000 shares of common stock provided to L.R. Global by Mark A Poulsen, President and Chief Executive Officer of the Company (see below). Due to the fact that the trading price of the common stock of the Company in early July 2006, was insufficient to provide proceeds from the sale of the 500,000 shares of common stock owned by L.R. Global in an amount sufficient to satisfy the remaining amount due to the Company under the License Agreement, L.R. Global is asserting alleged damages for misrepresentation, negligent misstatement and/or breaches of Section 52 of the Australian Trade Practices Act of 1974, and has refused payment of the amount owed. Management of the Company denies that it had any responsibility as to the value of its common stock in relation to the amount owed by L.R. Global, and has demanded payment in full. As of October 22, 2006, negotiations are continuing between the Company and the principals of L.R. Global to receive full payment of the amount owed, but the Company has not sought to enforce the collection or personal guarantees provided under the terms of the second extension to the License Agreement dated June 14, 2005 by legal action. As a result of this lack of enforcement by the Company, a reserve for doubtful accounts in the amount of $375,250 was recorded in the accompanying financial statements as of June 30, 2006. Further, due to the matters described above pertaining to the lack of completion of its capital formation activities by collection of the amount owed, the Company has not recognized revenue from the License Agreement for the years ended June 30, 2006, and 2005. (See also
Note 12).

As described in Note 4 above, from the shares issued to Mark A. Poulsen, President and Chief Executive Officer of the Company, under the Exchange Agreement, L.R. Global received 500,000 shares of common stock. The purpose of the transfer was to further involve L.R. Global in the Company as a stockholder, and to provide an incentive for L.R. Global to perform under the License Agreement. Management of the Company maintains that the transfer of shares of common stock to L.R. Global by Mark A. Poulsen was a private transaction between the parties, and not part of the Exchange Agreement to be recognized in the financial statements of the Company.

(9)      Promissory Notes - Fort Street Equity, Inc. and Elontraion Pty. Ltd.

On May 10, 2005, the Ralston Superannuation Fund ("Ralston Fund") entered into an Option Purchase Agreement with Fort Street whereby the Ralston Fund agreed to purchase 100,000 stock options of the Company held by Fort Street for the amount of $19,050. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. The Trustee for the Ralston Fund is Leanne Ralston, the wife of Prins A. Ralston. Mr. Ralston was the Senior Vice President and Chief Operating Officer of the Company. Fort Street subsequently

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated May 11, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to the Ralston Fund 100,000 shares of its common stock for no consideration or modification of the Option Purchase Agreement described above.

On June 14, 2005, Mr. Bruce Gilling, an unrelated party, entered into an Option Purchase Agreement with Fort Street whereby the Mr. Gilling agreed to purchase 50,000 stock options of the Company held by Fort Street for the amount of $15,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated June 19, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation.

On July 1, 2005, Therese Mulherin, a former part-time employee of the Company, entered into two Option Purchase Agreements with Fort Street whereby the Ms. Mulherin agreed to purchase 277,576 stock options of the Company held by Fort Street for $60,240. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of two separate promissory notes dated July 1, 2005. Each promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the notes, together with any remaining interest, is December 31, 2009. Interest payments on the promissory notes are payable to Fort Street bi-annually and at the maturity date of the obligations. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to Ms. Mulherin 277,576 of its common stock for no consideration or modification of the Option Purchase Agreement described above.

On August 19, 2005, Mr. Mark Hoey, a stockholder of the Company, entered into an Option Purchase Agreement with Fort Street whereby Mr. Hoey agreed to purchase 66,666 stock options of the Company held by Fort Street for the amount of $20,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated August 29, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to Mr. Hoey 66,666 shares of its common stock for no consideration or modification of the Option Purchase Agreement described above.

On August 26, 2005, the Kelly Superannuation Fund, an unrelated party, entered into an Option Purchase Agreement with Fort Street whereby the Fund agreed to purchase 16,666 stock options of the Company held by Fort Street for the amount of $5,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated August 29, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted 16,666 shares of its common stock to the Kelly Superannuation Fund for no consideration or modification of the Option Purchase Agreement described above.

On September 14, 2005, Sandra L. Wendt, Vice President and Chief Financial Officer of the Company, entered into an Option Purchase Agreement with Fort Street whereby the Fund agreed to purchase 13,420 stock options of the Company held by Fort Street for the amount of $2,280. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated September 14, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, as described in Note 4, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted 13,720 shares of its common stock on behalf of the Company to Ms. Wendt. The value of the common stock provided amounted to $6,710, and has been recognized as compensation expense and additional paid-in capital of the Company in the accompanying financial statements for the year ended June 30, 2006. There was no modification of the Option Purchase Agreement described above as a result of the grant of the common stock by the principal stockholder.

On September 23, 2005, Keith Appleby, an unrelated party, entered into an Option Purchase Agreement with Fort Street whereby the Fund agreed to purchase 16,666 stock options of the Company held by Fort Street for the amount of $5,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated September 23, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted 16,666 shares of its common stock to Mr. Appleby for no compensation or modification of the Option Purchase Agreement described above.

On September 26, 2005, Neil Wendt, a related party, entered into an Option Purchase Agreement with Fort Street whereby the Fund agreed to purchase 25,000 stock options of the Company held by Fort Street for the amount of $7,500. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated September 26, 2005. The Company received the proceeds from the promissory note in early October 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to Mr. Wendt 25,000 shares of its common stock for no compensation or modification of the Option Purchase Agreement described above.

On November 28, 2005, Elontraion Pty. Ltd., an unrelated Australian private company, loaned $18,253 to the Company under the terms of a promissory note. This promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The proceeds from the promissory note were used for working

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


capital purposes. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Elontraion Pty. Ltd. bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street granted to Elontraion Pty. Ltd. 61,356 shares of its common stock for no compensation. There was no modification to the terms of the promissory note as a result of the grant of the common stock by Fort Street.

(10)     Commitments and Contingencies

For each fiscal year since inception, the Company has recognized as compensation expense the ongoing contribution of time and effort of six individuals, two of which, currently serve as officers of the Company. Such individuals have provided their time and effort without formal compensation by the Company which in certain instances dates back to 1998. For the period ended December 31, 2004, the Company recorded accrued compensation expense amounting to $23,384. Through September 14, 2004, the total liability for employee compensation amounted to $220,000. This obligation was satisfied by the transfer of 440,000 shares of common stock of FFBI directly to the individuals from the shares received from the Exchange Agreement by Mark A. Poulsen, President and Chief Executive Officer of the Company, at a value of $.50 per share. FFBI credited paid-in capital for the value of the accrued compensation satisfied by Mr. Poulsen.

On September 21, 2004, the Company entered into a contract with Insource Pty. Ltd., a related party, for software services pertaining to the development of certain computerized systems for customer service, administration, and information reporting purposes. The contract price for the software development services amounted to approximately $30,500, which was subsequently increased by approximately $10,000, and the estimated duration of the contract term was 14 weeks. Further, under the terms of the contract, a down payment of $3,500 was to be made, followed by weekly progress payments of approximately $1,930. The estimated term of the contract was subsequently extended to the end of June 2005, and certain additional features were added to the computerized systems applications. The Company completed the software development project on July 21, 2005, and placed the software in service. The cost of the software project amounted to $38,393, and has been reflected as "Developed software applications" in the accompanying balance sheet.

On November 28, 2004, the Company entered into a month-to-month expense sharing agreement for office rent and other common area expenses with Mark A. Poulsen & Associates Pty. Ltd. that provided for an effective date of July 1, 2004. The expense sharing agreement replaced a lease arrangement between the Company and Mark A. Poulsen & Associates Pty. Ltd. that expired on November 30, 2004. For the year ended June 30, 2006, the Company accrued $16,651 in office rent and common area costs pertaining to this agreement.

On February 1, 2005, the Company also entered into a registered agent arrangement with Incorp. Services, Inc. whereby Incorp. agreed to act as the registered agent for the State of Nevada, and to provide certain virtual office, office facility use, and administrative services to the Company for a fee of $1,495 per year.

In November 2005, the Company was notified by the SEC that in light of the proximity in timing between the sales of 565,994 stock options held by Fort Street to various parties and the loans evidenced by promissory notes made by Fort Street to the Company, such sales of options by Fort Street are believed to be a primary offering of securities by an underwriter on behalf of the Company under Section 5 of the Securities Act of 1933 (the "33 Act"). If it is determined that such transactions constitute a primary offering by or on behalf of the Company in violation of Section 5 of the 33 Act, then the Company may be subject to remedial sanctions. Such sanctions may include the payment of disgorgement, prejudgment interest and civil or criminal penalties. Management of the Company is not aware of any pending claims for sanctions against it based on Section 5 of the 33 Act, and intends to vigorously defend against any such claims if they arise. However, due to the notification by the SEC, the Company has classified the promissory notes, amounting to $131,652, and accrued interest of $6,450, as of June 30, 2006, as amounts subject to rescission in the accompanying balance sheet.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006, AND 2005


On June 30, 2006, under the terms of a resolution made by the Board of Directors, the Company accrued a bonus of $365,050 (AUD$500,000) to Mark A. Poulsen, President and Chief Executive Officer of the Company, for successfully completing the registration of the Company's common stock with the SEC, and trading related to such stock on the OTC:BB for a period of 30 days.

(11)     Subsequent Events

   Second License Agreement

On September 13, 2006, the Company entered into a License Agreement (the "Second License Agreement") with Mr. Bruce Gilling of Miami, Florida, a related party. As of June 30, 2006, Mr. Gilling was also an option holder to purchase 50,000 shares of the Company's common under an Option Purchase Agreement with Fort Street (see Note 9). Per the Second License Agreement, Mr. Gilling as the right, for a period of ten (10) years, to the use of the Company's logo, web based management information system, marketing and promotional literature, processes, systems, intellectual property, and attend the Company's events for the purpose of generating new customers for the Company, and for training account executives and customer service representatives. The fee for the Second License Agreement is $500,000 payable as follows:

         On or before October 16, 2000 - $20,000 On January 30, 2007 - $80,000
         Balance to be invoiced each year for four years - $400,000

Also under the Second License Agreement, Mr. Gilling will be entitled to 100,000 stock options to purchase a like number of shares of unregistered common stock of the Company at a 40% discount from market following the payment of the license fee of $80,000 in January 2007. He will also receive 100,000 options to purchase a like number of unregistered shares of common of common stock of the Company at a 40% discount from market on each occasion that he invoices $1,000,000 in retail sales of the Company's products and services. Lastly, the Company is to have first right of refusal to purchase the resultant shares of common stock received by Mr. Gilling under the Second License Agreement at the then prevailing market price of the common stock or less.

   Extension of Stock Options

On October 5, 2006, all options granted to purchase common stock of the Company were extended through December 31, 2006.

(12)     Restatement of Balances at June 30, 2006

The accompanying June 30, 2006 financial statements been restated to correct the effects of an error. This error relates to the incorrect expensing of $375,250 of bad debts relating to doubtful collections of accounts receivable associated with the Company's license agreement with Global Marketing Pty. Ltd. (see Note
8). No revenue was ever recognized on this license agreement and therefore the bad debt allowance should have been recorded as a reduction of the associated deferred revenue, rather than as a charge to operations pursuant to SAB No. 104.

The following financial statement line items for the year ended June 30, 2006 were affected by the correction:

                                            As
                                        Originally                   Effect of
                                         Reported     As Restated      Change
                                        -----------   -----------   -----------
   BALANCE SHEET:
   --------------

   Deferred revenue - license fee       $   500,000   $   124,750   $  (375,250)
                                        ===========   ===========   ===========

   Total current liabilities              1,784,215     1,408,965      (375,250)
                                        ===========   ===========   ===========

   Total liabilities                      1,940,570     1,565,320      (375,250)
                                        ===========   ===========   ===========

   Deficit accumulated during the
   development stage                     (2,609,860)   (2,234,610)      375,250
                                        ===========   ===========   ===========

   Total stockholders' (deficit)         (1,761,931)   (1,386,681)      375,250
                                        ===========   ===========   ===========

                                            As
                                        Originally                   Effect of
                                         Reported     As Restated      Change
                                        -----------   -----------   -----------
   STATEMENT OF OPERATIONS AND
   COMPREHENSIVE (LOSS):
   ---------------------

   Total selling, general and
   administrative expenses                1,673,645     1,298,395       375,250
                                        ===========   ===========   ===========

   Loss from operations                  (1,670,404)   (1,295,154)      375,250
                                        ===========   ===========   ===========

   Net loss                              (1,677,717)   (1,302,467)      375,250
                                        ===========   ===========   ===========

   Total comprehensive loss              (1,630,370)   (1,255,120)      375,250
                                        ===========   ===========   ===========

   (Loss) per common share                     (.08)         (.06)         (.02)
                                        ===========   ===========   ===========


   STATEMENT OF STOCKHOLDERS' (DEFICIT):
   -------------------------------------

   Net loss                              (1,677,717)   (1,302,467)      375,250
                                        ===========   ===========   ===========

   Deficit accumulated during the
   development stage                     (2,609,860)   (2,234,610)      375,250
                                        ===========   ===========   ===========

   Total stockholders' (deficit)         (1,761,931)   (1,386,681)      375,250
                                        ===========   ===========   ===========


   STATEMENT OF CASH FLOWS:
   ------------------------

   Net loss                              (1,677,717)   (1,302,467)      375,250
                                        ===========   ===========   ===========

   Adjustment to reconcile net (loss)
   to net cash (used in) operating
   activities - allowance for
   doubtful accounts                        375,250             0       375,250
                                        ===========   ===========   ===========


The cumulative amounts from inception have also been restated to incorporate the changes to these financial statement line items.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATIONS

Forward-Looking Statements

The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read in conjunction with our financial statements and notes thereto appearing in this prospectus. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. Our actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.

Overview

Fit For Business International, Inc. ("FFBI" or the "Company") is a Nevada corporation in the development stage having a mission to improve the wellness and productivity of people in the workplace. FFBI provides products and services for: (i) corporate wellness programs which address business productivity, stress and absenteeism issues; and (ii) living well programs directed primarily, but not exclusively, to individuals over 45 years of age.

Fit For Business (Australia) Pty Limited ("Subsidiary") was organized as an Australian private company on December 14, 1998, and subsequently began certain marketing studies and corporate awareness programs to obtain customers for its products and services. In October 2003, Subsidiary initiated a capital formation activity through the private placement of certain convertible promissory notes which provided, through September 14, 2004, proceeds of $365,000. Subsequent to the completion of the reverse merger between FFBI and Subsidiary, the liability associated with the convertible promissory notes was assumed by the Company. Thereafter, all of the promissory notes were converted into shares of common stock of FFBI.

In addition, in November 2003, Subsidiary commenced a capital formation activity to effect a reverse merger with a corporation validly organized in the United States for the purpose of completing a Registration Statement on Form SB-2 with the Securities and Exchange Commission ("SEC"), and raising capital from the issuance of common stock in the public markets of up to $4.5 million. The initial capital formation activity through a deemed reverse merger and the issuance of common stock was unsuccessful. Subsequently, Subsidiary completed a reverse merger with FFBI, and FFBI undertook a second capital formation activity of the same type which was completed in March, 2006.

Prior to September 14, 2004, Subsidiary, aside from the capital formation and marketing activities described above, incurred other development stage operating costs and expenses related to its organization as an entity, receipt of a trademark in Australia for its name and related logo, formation of a management team, accounting and tax preparation fees, consulting fees, travel, and other general and administrative expenses.

On September 14, 2004, FFBI entered into a Share Exchange Agreement (the "Exchange Agreement") with Subsidiary, whereby FFBI acquired all of the issued and outstanding capital stock of Subsidiary (81 shares) in exchange for 15,000,000 shares of common stock and 1,000,000 shares of preferred stock of the Company. Both the common stock and the preferred stock of FFBI have a par value of $.001. The shares of preferred stock are non-participating, but each share is entitled to fifty (50) votes in a general meeting of the stockholders. As a result of the Exchange Agreement, the stockholders of Subsidiary control FFBI, and Subsidiary has been deemed to have effected a reverse merger for financial reporting purposes as of the date of the Exchange Agreement. The reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFBI and Subsidiary brought forward at their historical bases.

Possible Section 5 Violation

It is possible that it can be determined that we violated Section 5 of the Securities Act of 1933 based on the sales of options to purchase our common stock executed by Fort Street Equity and loans made by Fort Street Equity to us.
Section 5(c) of the Securities Act prohibits the use of any means or instruments of transportation or communication in interstate commerce or of the mails to offer to sell or offer to buy a security unless a registration statement has been filed as to such security. Because Fort Street Equity was acting as an underwriter when it sold the securities acquired from us and of the proximity in time between sales of securities held by Fort Street Equity to third parties and loans made by Fort Street Equity to us, such transactions, taken together, may be viewed as a primary offering by us or on our behalf without an effective registration statement on file with the Securities and Exchange Commission.

The transactions that may have caused such a violation of Section 5 are as follows: On July 25, 2004, we issued 2,000,000 options to Fort Street Equity, Inc. to purchase the same number of shares of its common stock for $10,000 in cash. Since issuance to Fort Street Equity, it sold 100,000 options to Ralston Superannuation Fund, 50,000 options to Bruce Gilling, 277,576 options to Therese Mulherin, 16,666 options to Kelly Superannuation Fund, 66,666 options to Mark Hoey, 13,420 options to Sandra Wendt, 16,666 options to Keith Appleby and 25,000 options to Neil Wendt. In addition, for the purposes of providing working capital, we borrowed from Fort Street Equity $19,050 on May 11, 2005, $15,000 on June 19, 2005, $60,240 on July 1, 2005, $20,000 and $5,000 on August 29, 2005,
$2,280 on September 14 2005, $5000 on September 23, 2005 and $7,500 on September 26, 2005.

If it is determined that the sales and subsequent loans executed by Fort Street Equity, acting as an underwriter, constitute a primary offering by us or on our behalf in violation of Section 5, then we may be subject to remedial sanctions under the Securities Act of 1933. Such sanctions could include the payment of disgorgement, prejudgment interest, and civil or criminal penalties pursuant to Sections 12(a)(1), 8A, and 24 of the Securities Act.

We are not aware of any pending claims for sanctions against us based on Section 5 of the Securities Act of 1933. However, in our financial statements we have classified the promissory notes, amounting to $131,652 of principal, and accrued interest of $$6,450, as of June 30, 2006, as amounts subject to rescission.

As of October 23, 2006, we do not have the capital or the liquidity to meet such a recession requirement if needed. The claim would make it more difficult for us to raise additional debt or equity financing needed to run our business, and would not be viewed favorably by analysts or investors. Furthermore, this may cause our cessation of business resulting in investors losing their money.

We intend to vigorously defend any such claim that such transactions constituted a primary offering by us or on our behalf. Nevertheless, it is possible that a court could determine that we did engage in a primary offering and that we are subject to disgorgement, interest and possible civil penalties. This claim, if successful, would significantly exceed our cash reserves and require us to borrow funds and would materially and adversely affect our results of operations and financial condition. Therefore, these claims would have a significant impact on us and could force us to consider bankruptcy or a similar alternative with the resulting impact of investors losing their money.

Extension of Option Exercise Period

The 2,000,000 options originally had an expiration date of December 31, 2005. The Company extended the exercise date of the options until September 30, 2006 based on the following considerations:

o The business conditions that existed in May 2005, when the first options were purchased from Fort Street, have not changed significantly in that the Company has only been able to operate in a very limited capacity while undertaking the capital formation activities. As such and as expected, the option holders are yet to benefit from the finalization of the capital formation activities and the full implementation of our plan of operations.

o The Company views the cash flow that will be provided by the exercise of these options as an integral part of its capital formation activity in order to implement its plan of operations. As such, it is in the best interests of the Company to extend these options at nil consideration.

o As a risk mitigation strategy relating to the possible rescission of the promissory notes and accrued interest as disclosed in the preceding section.

These options have since been extended through December 31, 2006.

In the course of the activities described above, we have sustained operating losses and expect such losses to continue in the foreseeable future. To date, we have not generated sufficient revenues to achieve profitable operations or positive cash flow from operations. As of June 30, 2006, we had a working capital deficit of $(1,407,593) and an accumulated deficit of $(2,234,610). There is no assurance that profitable operations, if ever achieved, will be sustained on a continuing basis. During the period ended June 30, 2006, we derived revenues from the sale of programs to corporate and living well customers.

The report of our independent auditors on our financial statements for the period ended June 30, 2006, contains an explanatory paragraph which indicates that we have recurring losses from operations, and our working capital is insufficient to meet our planned business objectives. This report also states that, because of these losses, there is substantial doubt about our ability to continue as a going concern. This report and the existence of these recurring losses from operations may make it more difficult for us to raise additional debt or equity financing needed to run our business, and are not viewed favorably by analysts or investors. Furthermore, if we are unable to raise a significant amount of proceeds in this offering, this may cause our cessation of business resulting in investors losing the value of their investment in us.

With our main revenues likely to be generated from the sale of our wellness programs to corporations and government departments, we will be concentrating on sales efforts with those corporations most likely to purchase our programs. Market research will be conducted to identify those corporations most likely to purchase our programs following which the sales process can take anywhere from 3 to 12 months to complete. Corporations and government departments class our programs as mainly employee benefits programs. If economic circumstances become tight, corporations tend to reduce their expenditures on employee benefits programs and this will have a detrimental impact on our revenues.

Other trends that have a material effect on our revenues, plan of operations and the results of our operations include our market's tendency to be aware of health issues and the desire of the majority of those in our market to maintain or improve their current level of health and personal well being. Currently, those in Australia and New Zealand are very much aware of the importance of good health and physical fitness. Our products and services rely on this awareness and desire. These trends result in part from government education programs and also from social pressures to look well and be physically active. While there is no indication that these trends will decline, there is no assurance that these trends will continue and if they were to cease or become less prevalent, our results will be materially affected.

Critical Accounting Policies

     Our financial statements are prepared in accordance with accounting principles generally accepted in the United States ("US GAAP"). In connection with the preparation of the financial statements, we are required to make assumptions and estimates about future events, and apply judgments that affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosure. We base our assumptions, estimates and judgments on historical experience, current trends and other factors that management believes to be relevant at the time the financial statements are prepared. On a regular basis, management reviews our accounting policies, assumptions, estimates and judgments to ensure that our financial statements are presented fairly and in accordance with U.S. GAAP. However, because future events and their effects cannot be determined with certainty, actual results could differ from our assumptions and estimates, and such differences could be material.

     Our significant accounting policies are discussed in Note 1 of the notes to financial statements, "Significant Accounting Policies". Certain critical policies are presented below.

Revenue Recognition

We are in the development stage and have yet to realize significant revenues from planned operations. We have derived revenues principally from the sale of services related to wellness programs, literature and training materials. We have also entered into a license agreement for Australia and New Zealand which entitles the licensee to provide a distribution network for us, use our logo and software, and market and promote our products and services. Revenue will be derived over the term of the license agreement once all terms and conditions have been met. Revenues are recognized by major categories under the following policies:

For specific wellness program services, such as health risk assessment services, fitness programs, educational and other programs, and contracts pertaining to such services, revenue is realized as services are provided. Contracts for wellness program services are evidenced in writing, and as services are rendered, invoices for such services are rendered in accordance with contract terms.

For sales of literature and training materials, revenue is realized upon shipment to the customer and there are no unfulfilled company elements related to a customer's order. Orders for literature and materials are evidenced in writing on customer and call center order documents. Payments are provided in cash, check or by credit card at the time orders are placed with us.

For license agreements, revenue is realized from licensing activities related to various countries and geographic regions, which entitle licensees to provide a distribution network for us, the use of our logo, software and training materials, and the rights to market and promote our services. Revenue from such agreements is realized over the term and under the conditions of each specific license once all contract conditions have been met. Payments for licensing fees are generally received at the time the license agreements are executed, unless other terms for delayed payment are documented and agreed to between the parties. Under terms for delayed payment, we may require further assurances of payment under contract terms such as credit report information, and entity and personal guarantees.

Internal Web Site Development Costs

Under Emerging Issues Taskforce Statement 00-2, Accounting for Web Site Development Costs ("EITF 00-2"), costs and expenses incurred during the planning and operating stages of our web site are expensed as incurred. Under EITF 00-2, costs incurred in the web site application and infrastructure development stages are capitalized by us and amortized to expense over the web site's estimated useful life or period of benefit.

Costs of Computer Software Developed or Obtained for Internal Use

Under State of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"), we capitalize external direct costs of materials and services consumed in developing or obtained internal-use computer software; payroll and payroll-related costs for employees who are directly associated with and who devote time to the internal-use computer software project; and, interest costs related to loans incurred for the development of internal-use software.

Costs of Computer Software to be Sold or Otherwise Marketed

Under Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed ("SFAS 86"), we capitalize costs associated with the development of certain training software products held for sale when technological feasibility is established. Capitalized computer software costs of products held for sale are amortized over the useful life of the products from the software release date.

Foreign Currency

The Company accounts for foreign currency translation pursuant to SFAS No. 52, Foreign Currency Translation ("SFAS 52"). The Company's functional currency is the Australian dollar. All assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the period. Translation adjustments are included in accumulated comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

As a result of such currency fluctuations and the conversion to United States dollars for financial reporting purposes, we may experience fluctuations in our operating results on an annual or quarterly basis going forward. We have not in the past, but may in the future, hedge against fluctuations in exchange rates. Future hedging transactions may not successfully mitigate losses caused by currency fluctuations.

Accounting for Income Taxes

Significant judgment is required in determining our worldwide income tax expense provision. In the ordinary course of a global business, there are many transactions and calculations where the ultimate tax outcome is uncertain. Some of these uncertainties arise as a consequence of cost reimbursement arrangements among related entities, the process of identifying items of revenue and expense that qualify for preferential tax treatment and segregation of foreign and domestic income and expense to avoid double taxation. Although we believe that our estimates are reasonable, the final tax outcome of these matters may be different than those presented in our historical income tax provisions and accruals. Such differences could have a material effect on our income tax provision and net income (loss) in the period in which such determination is made.

The Company accounts for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes ("SFAS 109"). Under SFAS 109, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company's financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carryforward period under the Federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the year of the change in estimate.

As of June 30, 2006, the Company had net operating loss carryforwards for income tax reporting purposes of approximately $2,235,000 that may be offset against future taxable income. The net operating loss carryforwards expire in the years 2021-2026. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs or a change in the nature of the business. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements for the realization of loss carryforwards, as the Company believes there is high probability that the carryforwards will not be utilized in the foreseeable future. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.

RESULTS OF OPERATIONS

PERIOD ENDED JUNE 30, 2006, COMPARED TO THE PERIOD ENDED JUNE 30, 2005.

Revenues

Total revenues for the period ended June 30, 2006, amounted to $9,622, or a 13% decrease over revenues of $11,053 for the same period ended June 30, 2005. The decrease in revenues resulted from a lack of capital to employ a sufficient sales force.

Cost of Goods Sold

Cost of goods sold increased $2,081, or 48.4%, to $6,381 for the period ended June 30, 2006, when compared to $4,300 for the same period ended June 30, 2005. The increase was due to additional sales of the Company's Herbalife nutritional products.

Selling, General and Administrative Expenses

Selling, general and administrative expenses for the period ended June 30, 2006, increased by 241.5% to $1,298,395, when compared to $537,653 for the same period ended June 30, 2005. The increase was primarily attributed to executive salaries, an executive bonus, and bad debt expenses.

Other Income (Expense)

For the period ended June 30, 2006, other (expense) consisted of interest expense of $(7,313) related to an increase in debt and the interest required to service such debt. For the same fiscal period ended June 30, 2005, other (expense) consisted of interest expense of $(5,408).

Net (Loss)

Net (loss) for the period ended June 30, 2006, amounted to $(1,302,467), compared to $(536,308) for the same period ended June 30, 2005. The increase in the net (loss) of $(766,159) resulted primarily from the overall decrease in selling, general and administrative expenses, described above and the increase in revenues for the period.

Comprehensive Income (Loss) - Australian Currency Translation

For the period ended June 30, 2006, comprehensive income related to Australian currency translation amounted to $47,347, compared to a comprehensive income of $1,855 for the same fiscal period in 2005.

Total Comprehensive (Loss)

For the period ended June 30, 2006, we experienced a comprehensive (loss) of $(1,255,120), compared to a comprehensive (loss) of $(534,453) for the same fiscal period in 2005. The increase in the total comprehensive (loss) of $(720,667) resulted primarily from the overall increase in selling, general and administrative expenses, and the decrease in revenues offset by the increase in comprehensive income for the period.

Net (Loss) Per Share

We incurred a net (loss) per share of $(0.06) for the period ended June 30, 2006, compared to a net (loss) per share of $(0.03) for the same period ended June 30, 2005. The weighted average number of common shares outstanding for the twelve-month period ended June 30, 2006, was 20,888,123, compared to 20,235,890 shares for the same period in 2005. The weighted average number of common shares outstanding for the periods ended June 30, 2006, and 2005, reflects the retroactive restatement of shares outstanding from the reverse merger between FFBI and Subsidiary effected on September 14, 2004.

LIQUIDITY AND CAPITAL RESOURCES

As of June 30, 2006, our total current assets were $1,372 and our total current liabilities were $1,408,965, resulting in a working capital deficit of $(1,407,593). As of the same date, we also had an accumulated deficit during the development stage of $(2,234,610). We finance our operations with a combination of securities issuances and loans from related parties. As discussed below, we completed a private placement of convertible promissory notes in June 2005, which provided gross proceeds of $365,000.

Software development expenditures as of June 30, 2006, amounted to $0 from $40,071 as of June 30, 2005. The increase in software development costs is a result of the development of our web based management information system. We also incurred $7,593 in web site development costs which have been reflected in our financial statements as of June 30, 2006.

On November 25, 2005, Kamaneal Investments Pty. Ltd., a related party entity, loaned $31,344 to us. The amount loaned was for working capital purposes, is non-interest bearing, and has no terms for repayment.

As of June 30, 2006, we had $95 of cash resources. Our current cash resources are not sufficient to satisfy our cash requirements over the next 12 months. Our management does not believe that we have sufficient funds to continue operations through the end of January 2007.

In order to preserve cash, employment positions at our company have already been eliminated as necessary to correspond to the lack of capital. As such the only staff continuing to be employed are the Mr. Mark Poulsen, Ms. Sandra Wendt and Mr. Tony Head. Available staff are continuing to focus on the two primary activities of capital formation and revenue generation via program sales. However, with the lack of capital for marketing and promotion, sales activities have been severely curtailed.

On August 25, 2004, our Subsidiary entered into a License Agreement (the "Agreement") with L.R. Global Marketing Pty. Ltd. ("L.R. Global"), an Australian corporation acting as trustee for Fit For Business Australia/New Zealand Trust (the "trust"). The principals of L.R. Global are Laraine Richardson and Dianne Waghorne, and the beneficiaries of the trust are Laraine Richardson and Dianne Waghorne.

The principals of L.R. Global and the beneficiaries of the trust being the same persons are not related to us, or to our Subsidiary, our officers or directors, except as described herein. L.R. Global is a Herbalife distributor. Under the terms of the Agreement, L.R. Global has been granted a non-assignable, non-exclusive license to represent Subsidiary within Australia and New Zealand for a term of ten (10) years in consideration for the payment of a licensing fee in the amount of $500,000. Pursuant to the terms of the Agreement, L.R. Global may use our logo, our web based management information system, marketing and promotional literature, processes, systems, intellectual property and attend FFBI events, for the purpose of generating new customers for us and for training account executives and customer service representatives. Subsequent to the share exchange transaction of September 14, 2004, Mark A. Poulsen, our President and Chief Executive Officer, transferred 500,000 common shares to L.R. Global. The purpose of the transfer was to further involve L.R. Global in the Company as a stockholder, and to provide an incentive for L.R. Global to perform under the License Agreement. We maintain that the transfer of shares of common stock to L.R. Global by Mark A. Poulsen, our President and Chief Executive Officer, was a private transaction between the parties, and not part of the Exchange Agreement to be recognized in our financial statements. To date, L.R. Global has paid us USD $124,750 of the licensing fee and we agreed to extend to a date within sixty
(60) days following the first date on which our common stock is quoted on the OTC Bulletin Board or other recognized stock exchange, the balance due us. In addition, the principals of L.R. Global, Laraine Richardson and Dianne Waghorne, have executed personal guarantees for the payment of the balance of the outstanding license fees. As at 30 September 2006 L.R. Global was yet to make the remaining payment. L.R. Global's legal representatives are in discussions with the company attempting to negotiate a further payment arrangement, however a settlement is not imminent and may not occur. L.R. Global has informed the Company that it may seek damages in an amount equal to the amount owed under the licensing agreement plus other damages in connection with alleged activities by the Company during the relationship. While the Company is negotiating in good faith the Company has reserved its rights to legally enforce its entitlements under its licensing agreements and the Directors and Personal Guarantees.

The delay experienced in collecting the remaining amount of the license fee from L.R. Global is due primarily to the extended period of time required by us to complete our capital formation activities. The principals of L.R. Global have informed us that L.R. Global entered into the License Agreement with the understanding that we would implement our plan of operations (including the completion of our capital formation activities) in February 2005. At that time,

L.R. Global was committed to provide additional sales and marketing resources, and pay the remaining amount of the license fee due. As a result of ongoing discussions with the principals of L.R. Global and review of available credit information, we believed that: (i) L.R. Global had sufficient financial resources to pay the remaining amount owed to us, (ii) complete payment of the license fee would be accomplished under the terms of the second extension agreement dated June 14, 2005, and (iii) the personal guarantees of the principals of L.R. Global provided sufficient additional assurance of collectibility under Australian law. As of October 10, 2006, there have been no modifications to the second extension agreement to the License Agreement, or changes in any of its terms.

As a result of this lack of enforcement by the Company, a reserve for doubtful accounts in the amount of $375,250 was recorded in the financial statements during the year ended June 30, 2006. Further, due to the matters described above pertaining to the lack of completion of its capital formation activities by collection of the amount owed, the Company has not recognized revenue to-date from this License Agreement. Accordingly, the reserve for doubtful accounts reduced our deferred revenues related to the license agreement by $375,250 pursuant to SAB No. 104.

In September 2006, the Company entered into a non-assignable license agreement with Mr Bruce Gilling of Florida ("Gilling"). Mr Gilling is an existing optionholder of FFBI but is not otherwise related to FFBI, or to its officers and directors except as described herein. Pursuant to the license agreement, Gilling has the right, for a period of ten (10) years, to the use of our logo, our web based management information system, marketing and promotional literature, processes, systems, intellectual property and attend FFBI events for the purpose of generating new customers for the Company and for training account executives and customer service representatives.

Under the terms of the license agreement, Gilling is obligated to pay $500,000 for the grant of the license. Gilling will as an independent Herbalife distributor receives a five (5%) percent commission directly from Herbalife on the sales of the Herbalife products generated by Gilling as part of any FFBI program sales. The 5% commission is a standard commission paid by Herbalife to independent distributors such as Gilling. FFBI has no influence, or agreement, as to what commissions Gilling will receive from Herbalife. This is a matter entirely determined independently through Gilling independent distributor agreement with Herbalife.

The License fee payment will be made by way of initial deposit of $20,000 in October 2006, a further implementation Fee of $80,000 in January 2007, and then annually as invoiced $100,000 per year for four years. Pursuant to the licensing agreement Gilling will be entitled to 100,000 options convertible to unregistered shares at a 40% discount to market following the payment of implementation Fee in January 2007. Gilling is also to receive 100,000 options convertible to unregistered shares at a 40% discount to market as on each occasion that he invoices $1,000,000 in retail sales. The Company is to have the first right of refusal on the sale of the resultant shares by Gilling, at the then prevailing market price or less.

The successful implementation of all aspects of the business plan is subject to our ability to be able to raise additional funds and the Company strategy is to raise such further Capital through the issuance of:
     o    Promissory notes; and
     o further options, subsequently registering these options, following which the holder of these option would exercise these option resulting in the inflow of funds to the Company.

The Company is currently in negotiations with various parties in attempting to execute the above strategies and is hopeful that this strategy will provide $1,200,000 in Capital within the next 3 to 6 months.

A crucial component of our business strategy is to implement our sales plan in order that we may secure sufficient sales to become profitable. It has been estimated that we will require $180,000 for marketing, promotional and brand campaign costs, in order to effectively implement our sales plan.

If we raise less than $1,200,000 through the Company's intended capital raising strategy, we would have to curtail expenditures on recruitment of staff and or on various projects or delay these recruitment actions or projects until funds do become available. The delay in the recruitment of staff or projects will have an impact on our ability to achieve the sales target we seek to attain, and consequently delay the company reaching profitability.

Should the funding required to pursue our business strategy not be forthcoming from the aforementioned sources, we may have to explore other avenues of capital formation. In any event, our investors should assume that any additional funding will cause substantial dilution to current stockholders. In addition, we may not be able to raise additional funds on favorable terms, if at all.

For the purposes of providing working capital, FFBI borrowed from Fort Street Equity $19,008 on May 11, 2005, $15,000 on June 19, 2005, $60,240 on July 1,
2005, $20,000 and $5,000 on August 29, 2005, $2,280 on September 14 2005, $5,000
on September 23, 2005 and $7,500 on September 26, 2006 (the $7,500 in proceeds from this note were received by us in October 2005). These borrowings were evidenced by a total of nine promissory notes with all but the borrowing of July 1, being in the amounts borrowed. The borrowing of July 1 of $60,240 is evidenced by two promissory notes each of $30,120.

The promissory notes all have the same material terms in that they are unsecured, and carry an interest rate of five (5) percent per annum. The maturity date of the notes, together with any remaining interest, is December 31, 2009. Interest payments on the promissory notes are payable to Fort Street bi-annually and at the maturity date of the promissory notes, specifically, December 31, 2009.

There can be no assurance that we will be able to raise $4.5 million in equity capital through our planned capital raising strategy, or be successful in the sale of our products and services that will generate sufficient revenues to sustain our operations.

The notes to our financial statements include an explanatory paragraph expressing substantial doubt about our ability to continue as a going concern. Among the reasons cited in the notes as raising substantial doubt as to our ability to continue as a going concern are the following: we have incurred operating losses since inception, and our working capital is insufficient to meet our planned business objectives. Our ability to continue as a going concern is dependent on our ability to further implement our business plan, raise additional capital and generate revenues.

Plan of Operation

The detailed plan of operation outlined below is based on the capital raising strategy delivery $4.374 million. However, since we are a development stage company with no significant operating history and in poor financial condition, we may be unsuccessful in obtaining financing or the amount of the financing may be minimal, and therefore, inadequate to implement our full plan of operations as described below. We have therefore developed five alternative plans of operations depending on financing being raised at the levels of $4.374 million, $2.7 million, $1.2 million, $700,000 and $350,000. These alternate plans involve a scaling back or staged implementation of the $4.374 million plan of operations described in detail below.

For example if we were to raise only $350,000 then the following items would be funded:

                                               Approximate        Approximate
                                                 Dollar          Percentage of
Application of Proceeds                          Amount           Net Proceeds
-----------------------                          ------           ------------

Working Capital (6)
           Rent Expense            $ 40,000
           Salaries                 250,000
           Cash Flow Funding         60,000    $   350,000           100.0%
                                               -----------           ------
Total..................                        $   350,000           100.0%
                                               ===========           ======

As a result initiatives described in the full plan of operations that do not relate to the above items will not proceed. At this level of funding, the efforts of all personnel would be directed towards either further capital formation or revenue generation through program sales. The Salaries funding will allow a core group of staff to undertake specific activities as follows:

-    Capital raising via alternate sources.
- Actively working with the 67 independent account executives continuing to identify companies to undertake sales presentations to.
- Actively working with the 67 independent account executives researching company leads to ensure they meet an identified set of criteria.
- Approaching the identified companies via our 67 account executives with our sales proposal.
-    Closing sales and negotiating contracts.
- Working with the licencee to recruit and train sufficient customer service representatives to implement and deliver on contracts.
- For the business that we win initiating the implementation program via our customer service representatives.
- Continuing to monitor and report to the individuals and corporations consuming our programs.
- Undertaking the necessary administrative support tasks to support the above activities.

Further, if we were to raise less than $350,000, then the expenditures enumerated in this example will be decreased in a proportionate manner, provided that salaries will be decreased at a rate twice that of cash flow funding and rent expense.

As illustrated above, the implementation of the plan of operation is highly dependant on the level and timing of the capital raised. While we had originally contemplated that the implementation of the plan of operations would commence in February 2005 this was based on the capital raising being finalized some months earlier. As we have been unable to raise the funds required to date to date, we have been unable to pursue our intended plan of operations in the time frame originally anticipated. We have therefore based our plan of operation relative to a point in time after our intended capital raising.

Implementation  Of The $4.374 Million Plan Of Operations:

During the period ended September 30, 2006, we have devoted our activities to the following:

Maintaining our operating infrastructure;
- With the use of the minimal staffing levels maintaining the operations of FFBI.

Capital raising:
- Unconcluded discussions are continuing with various parties as to the provision of funding via a mixture of the issuance of Promissory notes, exercise of options and PIPES transactions. Management expectations are that the first tranche of funding amounting to $350,000 should be available by November 2006/

Expansions of the Licensee base:
-    An additional licensee has been signed up in the USA.

Sales:
------

- Identification of market segments that are predisposed to purchasing our programs.
-    Identifying companies with the purchasing power within that segment.
- Researching company leads to ensure they meet an identified set of criteria.
- Approaching the identified companies via our account executives with our sales proposal.
-    Winning the business
- Initiating the implementation program via our customer service representatives.
- Continually monitoring and reporting to the individuals and corporations consuming our programs.
- Continuously improving our internal processes and systems and ensure all account executives and customer service representatives are fully trained.

The plan of operations post-September 2006 is highly dependant on our ability to raise sufficient capital. As such, itemized below is our plan of operations, anticipated activities and expected costs assuming net proceeds from capital raising activities of $4,000,000. If a lesser amount is raised then it will be necessary to reduce both the range and extent of activities undertaken and some timeframes will extend.

The period ending three months post-capital raising:

Our business objectives for this period are as follows:

a.   Recruitment of staff
-----------------------
The following staff will be recruited to augment the existing 3 staff members: - Senior Vice-President and Chief Operating Officer - Financial Officer - Development Director - 5 X Corporate account executives

b.   International Market Development - USA
-------------------------------------------
-    Identify potential new licensees in USA.
-    Sell new licenses in USA.
- Recruit Account Executives and Customer Service Representatives in conjunction with the Licensees in USA.
-    Refine our marketing and sales process in conjunction with the USA
     Licenses.
- Specify any required changes to our Web presence and our web base management information system to accommodate USA nuances.

c.   Sales
----------
Recruitment of five full-time employed corporate account executives will commence. Continued sales efforts by existing independent Account Executives targeting corporations.

d.   Computer Software and Systems
----------------------------------
Delivery and implementation of version 2 of our web-based integrated management system.

e.   Program Development
------------------------
It is expected in-house permanent staff will increase to include a Development Director. We will also initiate new product offerings such as: Physical activity components, (i.e. walking programs) stress management programs (i.e. yoga, meditation, Tai Chi) Inoculations, education programs (i.e. meal planning, cooking lessons) weight management (dietitian, nutritionist) to be included in the programs identified by our collaborate approach with other Occupational Health and Safety Providers.

f.   Marketing, Promotion Literature and Brand
----------------------------------------------
Continue Marketing and Brand building via press releases, targeted media interaction, and relationship building events.

Methods of Achieving Objectives

The new Development Director will, deliver on items (b)and (e) and we have estimated that we require $40,000 for research assistance and travel to USA.

The Senior Vice President/Chief Operating Officer will be responsible for the recruitment activity of Item (c) and will engage the services of a professional recruitment firm to assist in this process. It is anticipated that it will cost in the order of $60,000.

The sales activity of Item (c) will be achieved by the Senior Vice President of Sales with the assistance of our Licensee, independent account executives, and independent customer service representatives.

Item (d) will require the assistance of Insource Pty Ltd. We entered into a contract with Insource Pty. Ltd. for software services pertaining to the development of certain computerized systems for customer service, administration, and information reporting purposes. The contract price for the software development services amounted to $40,502 and includes the delivery and implementation assistance for version 2.

Item (f) will be achieved through the efforts of the existing full time staff of FFBI.

The period ending 6 months post-capital raising:
------------------------------------------------

Our business objectives for this period are as follows:

a.   Computer Software and Systems
----------------------------------
Specify the call centre module that is to be developed as part of the Web based management information system.

Enhance the Web Based information system to cater for the Japanese market.

b.   Website Design and Enhancement
-----------------------------------
Specify and implement the e-commerce components of the web presence.

Modify the Web presence to cater for the USA market place.

c.   Multi Media Training programs
----------------------------------
Specify the requirements in order to change the paper base training programs for our account executives and customer service representatives to a Multi Media base.

d.   Marketing, Promotion Literature and Brand:
-----------------------------------------------
Continue Marketing and Brand building via continued press releases, targeted media interaction and relationship building events.

Implement an Awards program to recognize businesses that operate corporate health and awareness programs, particularly those which achieve outstanding productivity improvements or reductions in absenteeism. Partner with Australian State and Federal Governments to recognize public sector employers who achieve in this area.

Commence Marketing and Brand building activities in USA in which we identify corporations within market segments that are predisposed to purchasing our programs and then sell to them.

e.   International Market Development
-------------------------------------

Continue with the preparation to commence business in USA.
- Initiate new product offerings to be included in the Fit For Business USA programs

Commence market development for Japan as follows:

- Research and test Japan market for compatibility in accepting the current configuration of our programs.
-    Develop marketing approach to sell licenses in Japan.
-    Identify potential new licensees in Japan. Sell licenses in South
     Japan.
- Recruit account executives and customer service representatives in conjunction with the Licensees in Japan.
- Refine our marketing and sales process in conjunction with the Japanese Licensees.
- Specify any required changes to our Web presence and our web base management information system to accommodate Japanese nuances.

f.   Sales
----------
The five full-time employed corporate account executives will commence employment and be trained and start to sell our programs to our target markets. The sales process and length of time taken to finalize sales will vary depending on the size and nature of the organization that we are targeting.

New Licensee in Australia and USA would be joining and bringing on between 10 to 15 Independent Account Executives to assist with the sales effort.

Method of achieving objectives

Items (a) and (b) will require the assistance of Insource Pty Ltd. We will negotiate a new contract for the delivery of these objectives and anticipate that the cost for this component will be $40,000.

Item (c) will require the assistance of a specialized elearning content developer and provider. A specific provider has not been identified at this time. The cost is expected to be $20,000.

Item (d) will be achieved through the efforts of the existing full time staff of FFBI and the engagement of a Advertising and Communications agency. The cost is expected to be $40,000.

Item (e) will be delivered by the Development Director and will require an estimated $70,000 for research assistance and travel.

Item (f) will be achieved and guided by the Senior Vice President of Sales.

The period ending 9 months post-capital formation:
--------------------------------------------------
Our business objectives for this period are as follows:

a.   Computer Software and Systems
----------------------------------
Develop and implement the call centre module that is part of the Web based management information system.

Enhance the Web Based information system to cater for the Japanese market.

b.   Website Design and Enhancement
-----------------------------------
Modify the Web presence to cater for the Japanese market place.

c.   Multi Media Training programs
----------------------------------
Develop and implement the multi media based training programs for our account executives and customer service representatives.

d.   Marketing, Promotion Literature and Brand:
-----------------------------------------------
Continue marketing and brand building via continued press releases, targeted media interaction and relationship building events.

Commence marketing and brand building activities in Japan in which we identify corporations within market segments that are predisposed to purchasing our programs and then sell to them.

e.   International Market Development
-------------------------------------

Continue with the preparation to commence business in Japan. -- Initiate new product offerings to be included in the Fit For Business Japanese programs.

Commence market development for South Korea as follows:
- Research and test South Korean market for compatibility in accepting the current configuration of our programs.
-    Develop marketing approach to sell licenses into South Korea.
-    Identify potential new licensees in South Korea. Sell licenses in South
     Korea.
- Recruit account executives and customer service representatives in conjunction with the Licensees in South Korea.
- Refine our marketing and sales process in conjunction with the South Korean Licensees.
- Specify any required changes to our Web presence and our web base management information system to accommodate South Korean nuances.

f.   Sales
----------
Sales in Australia are expected to be established with consistent program sales and first USA sales commencing. It is anticipated that a new Licensee would be joining for Japan and bringing on between 5 and 10 account executives to assist with the Sales effort.

Method of achieving objectives

Items (a) and (b) will require the assistance of Insource Pty Ltd. We anticipate that the cost for this component will be $70,000.

Item (c) will require the assistance of a specialized learning content developer and provider. A specific provider has not been identified at this time. The cost is expected to be $80,000.

Item (d) will be achieved through the efforts of the existing full time staff of FFBI and the engagement of a Advertising and Communications agency. The cost is expected to be $90,000.

Item (e) will be delivered by the Development Director and will require an estimated $100,000 for research assistance and travel.

Item (f) will be achieved and guided by the Senior Vice President of Sales.

Since we are a development stage company with no significant operating history and a poor financial condition, we may be unsuccessful in obtaining financing or the amount of the financing may be minimal, and therefore, inadequate to implement our full plan of operations. We have developed five alternative plans of operations depending on financing being raised at the levels of $4.374 million, $2.7 million, $1.2 million, $700,000 and $350,000. These alternate plans involve a scaling back or staged implementation of the $4.374 million plan of operations described. In the event that we do not receive the full, or partial financing, or our financing is inadequate or if we do not adequately implement an alternative plan of operations that enables us to conduct operations without having received adequate financing, we may have to liquidate our business and undertake any or all of the following actions:

1.   Sell or dispose of our assets;

2. Pay our liabilities in order of priority, if we have available cash to pay such liabilities;

3. If any cash remains after we satisfy amounts due to our creditors, distribute any remaining cash to our shareholders in an amount equal to the net market value of our net assets;

4. File a Certificate of Dissolution with the State of Nevada to dissolve our corporation and close our business;

5. Make the appropriate filings with the Securities and Exchange Commission so that we will no longer be required to file periodic and other required reports with the Securities and Exchange Commission, if, in fact, we are a reporting company at that time; and

6. Make the appropriate filings with the National Association of Security Dealers to affect a de-listing of our common stock, if, in fact, our common stock is quoted on the Over-the-Counter Bulletin Board at that time.

If we have any liabilities that we are unable to satisfy and we qualify for protection under the US Bankruptcy Code, we may voluntarily file for reorganization under Chapter 11 or liquidation under Chapter 7. Our creditors may also file a Chapter 7 or Chapter 11 bankruptcy action against us. If our creditors or we file for Chapter 7 or Chapter 11 bankruptcy, our creditors will take priority over our shareholders. If we fail to file for bankruptcy under Chapter 7 or Chapter 11 and we have creditors, such creditors may institute proceedings against us seeking forfeiture of our assets, if any. We do not know and cannot determine which, if any, of these actions we may be forced to take.

Material commitments for capital expenditure: We have no material commitments for capital expenditures.

Off Balance Sheet Arrangements

We have no off-balance sheet arrangements.

                      Fit For Business International, Inc.

                   Condensed Consolidated Financial Statements

                           December 31, 2007 and 2006
                                   (Unaudited)

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)


                                     ASSETS
                                     ------

                                                                  December 31,
                                                                      2007
                                                                  ------------

Current assets
   Cash and cash equivalents                                      $        688
   Accounts receivable, net of allowance for doubtful accounts            --
   Inventory                                                             1,533
                                                                  ------------

     Total current assets                                                2,221

Property and equipment
   Office and computer equipment                                         2,365
   Furniture and fixtures                                                  211
   Web site development costs                                            9,118
   Developed software applications                                      46,102
                                                                  ------------

                                                                        57,796
   Less accumulated depreciation and amortization                      (29,945)
                                                                  ------------

     Net property and equipment                                         27,851
                                                                  ------------

Other assets
   Deferred offering costs                                             201,309
                                                                  ------------

Total assets                                                      $    231,381
                                                                  ============

              The accompanying notes are an integral part of these
             unaudited condensed consolidated financial statements.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                   (Unaudited)



                     LIABILITIES AND STOCKHOLDERS' (DEFICIT)
                     ---------------------------------------

                                                                  December 31,
                                                                      2007
                                                                  ------------

Current liabilities
   Accounts payable                                               $     71,633
   Accrued compensation and related expenses                           173,392
   Other accrued liabilities                                           143,373
   Loans from related parties                                           36,865
                                                                  ------------

     Total current liabilities                                         425,263

Deferred revenue - license fees                                        124,750

Promissory notes and accrued interest subject to rescission
   Promissory notes - Fort Street Equity, Inc., 5% per annum, principal and accrued interest due December 31, 2009,
     unsecured                                                         157,363

Stockholders' (deficit)
   Common stock, par value $0.001 per share; 110,000,000 shares
     authorized; 98,280,006 shares issued and outstanding               98,280
   Additional paid-in capital                                        1,095,389
   Deficit accumulated during the development stage                 (1,464,451)
   Accumulated other comprehensive loss                               (205,213)
                                                                  ------------

     Total stockholders' (deficit)                                    (475,995)
                                                                  ------------

Total liabilities and stockholders' (deficit)                     $    231,381
                                                                  ============


              The accompanying notes are an integral part of these
             unaudited condensed consolidated financial statements.


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)
                                   (Unaudited)

                                                                                                                   For the Period
                                                                                                                     December 14,
                                                            Three Months Ended             Six Months Ended              1998
                                                               December 31,                  December 31,          (Inception) to
                                                        --------------------------    --------------------------     December 31,
                                                           2007           2006           2007           2006             2007
                                                        -----------    -----------    -----------    -----------    -------------
Revenues                                                       --            4,639            495          7,507           41,542

Cost of sales                                                  --            2,033            435          2,730           18,162
                                                        -----------    -----------    -----------    -----------    -------------

Gross profit                                                   --            2,606             60          4,777           23,380
                                                        -----------    -----------    -----------    -----------    -------------

Selling, general and administrative expenses
    Wages, compensation and related taxes                      --          152,757         25,062        393,610        1,946,926
    Legal, accounting and consulting fees                    15,168         21,723         19,246         32,178          415,271
    Realized foreign currency exchange (gains) losses        (1,125)          --          (45,302)          --           (108,693)
    Other selling, general and administrative                 5,098         17,594         24,973         27,957          558,919
                                                        -----------    -----------    -----------    -----------    -------------

      Total selling, general and administrative
          expenses                                           19,141        192,074         23,979        453,745        2,812,423
                                                        -----------    -----------    -----------    -----------    -------------

Loss from operations                                        (19,141)      (189,468)       (23,919)      (448,968)      (2,789,043)
                                                        -----------    -----------    -----------    -----------    -------------

Other income (expense)
    Gain on cancellation and settlement of debt                --             --          146,752           --          1,383,031
    Interest and other income                                 3,740           --            3,763           --              4,294
    Interest expense                                         (2,854)        (6,053)       (14,993)        (3,527)         (62,733)
                                                        -----------    -----------    -----------    -----------    -------------

      Total other income (expense)                              886         (6,053)       135,522         (3,527)       1,324,592
                                                        -----------    -----------    -----------    -----------    -------------

Income (loss) before provision for income taxes             (18,255)      (195,521)       111,603       (452,495)      (1,464,451)

Provision for income taxes                                     --             --             --             --               --
                                                        -----------    -----------    -----------    -----------    -------------

Net income (loss)                                           (18,255)      (195,521)       111,603       (452,495)      (1,464,451)

Other comprehensive income (loss)
    Foreign currency translation                              6,775       (133,393)       (22,239)      (102,291)        (205,213)
                                                        -----------    -----------    -----------    -----------    -------------

Total comprehensive income (loss)                           (11,480)      (328,914)        89,364       (554,786)      (1,669,664)
                                                        ===========    ===========    ===========    ===========    =============

Net income (loss) per common share - basic                    (0.00)         (0.01)          0.00          (0.02)           (0.15)
                                                        ===========    ===========    ===========    ===========    =============

Net income (loss) per common share - diluted                                                 0.00
                                                                                      ===========

Weighted average number of common
  shares outstanding - basic                             27,981,093     22,915,293     26,537,635     21,943,147        9,985,613
                                                        ===========    ===========    ===========    ===========    =============

Weighted average number of common
  shares outstanding - diluted                                                         27,446,543
                                                                                      ===========

              The accompanying notes are an integral part of these
             unaudited condensed consolidated financial statements.


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
       CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
   FROM THE COMPANY'S INCEPTION (DECEMBER 14, 1998) THROUGH DECEMBER 31, 2007


                                                                                             Deficit     Accumulated
                                                                                Common     Accumulated     Other
                         Preferred Stock        Common Stock     Additional     Stock       During the  Comprehensive
                      -------------------  --------------------    Paid-in   Subscription  Development     Income
    Description         Shares     Amount     Shares     Amount    Capital    Receivable      Stage        (Loss)          Totals
--------------------- ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------
Balance -
 December 14, 1998          --    $  --           --    $  --    $     --    $       --    $      --             --     $      --

Net (loss) for
 the period                 --       --           --       --          --            --        (16,960)          --         (16,960)
Foreign currency
 translation                --       --           --       --          --            --           --             (534)         (534)
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 June 30, 1999              --       --           --       --          --            --        (16,960)          (534)      (17,494)

Net (loss) for
 the period                 --       --           --       --          --            --       (138,322)          --        (138,322)
Foreign currency
 translation                --       --           --       --          --            --           --            7,472         7,472
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 June 30, 2000              --       --           --       --          --            --       (155,282)         6,938      (148,344)

Issuance of common
 stock for services         --       --      5,000,000    5,000        --            --         (5,000)          --            --
Net (loss) for
 the period                 --       --           --       --          --            --        (53,529)          --         (53,529)
Foreign currency
 translation                --       --           --       --          --            --           --           25,453        25,453
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 June 30, 2001              --       --      5,000,000    5,000        --            --       (213,811)        32,391      (176,420)

Net (loss) for
 the period                 --       --           --       --          --            --        (32,584)          --         (32,584)
Foreign currency
 translation                --       --           --       --          --            --           --          (20,804)      (20,804)
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 June 30, 2002              --       --      5,000,000    5,000        --            --       (246,395)        11,587      (229,808)

Net (loss) for
 the period                 --       --           --       --          --            --        (24,176)          --         (24,176)
Foreign currency
 translation                --       --           --       --          --            --           --          (45,554)      (45,554)
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 June 30, 2003              --       --      5,000,000    5,000        --            --       (270,571)       (33,967)     (299,538)

Net (loss) for
 the period                 --       --           --       --          --            --       (130,264)          --        (130,264)
Foreign currency
 translation                --       --           --       --          --            --           --           (6,119)       (6,119)
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 June 30, 2004              --    $  --    $ 5,000,000  $ 5,000  $     --    $       --    $  (400,835)       (40,086)  $  (435,921)



              The accompanying notes are an integral part of these
             unaudited condensed consolidated financial statements.

                                       4

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
       CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
   FROM THE COMPANY'S INCEPTION (DECEMBER 14, 1998) THROUGH DECEMBER 31, 2007


                                                                                             Deficit     Accumulated
                                                                                Common     Accumulated     Other
                         Preferred Stock        Common Stock     Additional     Stock       During the  Comprehensive
                      -------------------  --------------------    Paid-in   Subscription  Development     Income
    Description         Shares     Amount     Shares     Amount    Capital    Receivable      Stage        (Loss)          Totals
--------------------- ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------
Stock options issued
 for cash                   --    $  --           --    $  --    $   10,000  $       --    $      --             --     $    10,000
Preferred and common
 stock issued for
 deemed reverse
 merger with FFB
 Australia             1,000,000    1,000   15,000,000   15,000     (30,950)         --          5,000           --          (9,950)
Employee compensation
 paid by shares
 issued by company
 officer/director           --       --           --       --       220,000          --           --             --         220,000
Loan from former
 director paid by
 shares issued by
 company
 officer/director           --       --           --       --         7,500          --           --             --           7,500
Consulting services
 paid by shares
 issued by company
 officer/director           --       --           --       --       132,500          --           --             --         132,500
Promissory notes
 converted to
 common stock               --       --        870,000      870     377,932          --           --             --         378,802
Net (loss) for
 the period                 --       --           --       --          --            --       (536,308)          --        (536,308)
Foreign currency
 translation                --       --           --       --          --            --           --            1,855         1,855
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 June 30, 2005         1,000,000    1,000   20,870,000   20,870     716,982          --       (932,143)       (38,231)     (231,522)

Compensation from
 stock options
 issued by principal
 stockholder                --       --           --       --        54,751          --           --             --          54,751
Common stock issued
 for services               --       --          1,000        1         499          --           --             --             500
Compensation from
 stock options
 issued by principal
 stockholder                --       --           --       --         6,710          --           --             --           6,710
Common stock issued
 for cash                   --       --        100,000      100      49,900       (12,000)        --             --          38,000
Net (loss) for the
 period (as restated)       --       --           --       --          --            --     (1,302,467)          --      (1,302,467)
Foreign currency
 translation                --       --           --       --          --            --           --           47,347        47,347
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 June 30, 2006
 (as restated)         1,000,000  $ 1,000   20,971,000  $20,971  $  828,842  $    (12,000) $(2,234,610)         9,116   $(1,386,681)


              The accompanying notes are an integral part of these
             unaudited condensed consolidated financial statements.

                                       5

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
       CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
   FROM THE COMPANY'S INCEPTION (DECEMBER 14, 1998) THROUGH DECEMBER 31, 2007


                                                                                             Deficit     Accumulated
                                                                                Common     Accumulated     Other
                         Preferred Stock        Common Stock     Additional     Stock       During the  Comprehensive
                      -------------------  --------------------    Paid-in   Subscription  Development     Income
    Description         Shares     Amount     Shares     Amount    Capital    Receivable      Stage        (Loss)          Totals
--------------------- ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------
Common stock issued
 for cash                   --    $  --      3,375,000  $ 3,375  $  148,625  $       --    $      --    $        --     $   152,000
Compensation from
 extending terms of
 stock options              --       --           --       --         4,000          --           --             --           4,000
Net income for
 the period                 --       --           --       --          --          12,000      658,556           --         670,556
Foreign currency
 translation                --       --           --       --          --            --           --         (192,090)     (192,090)
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 June 30, 2007         1,000,000    1,000   24,346,000   24,346     981,467          --     (1,576,054)      (182,974)     (752,215)

Exercise of stock
 options for partial
 settlement of note
 payable to principal
 stockholder
 (unaudited)                --       --      1,434,006    1,434      27,246          --           --             --          28,680
Issuance of shares to
 pay officer's
 accrued compensation
 (unaudited)                --       --      2,500,000    2,500      22,500          --           --             --          25,000
Issuance of shares to
 officer in
 settlement of debt
 (unaudited)                --       --     20,000,000   20,000     114,176          --           --             --         134,176
Issuance of shares to
 officer to restore
 voting rights on
 undesignated
 preferred shares
 (unaudited)          (1,000,000)  (1,000)  50,000,000   50,000     (50,000)         --           --             --          (1,000)
Net income for the
 period (unaudited)         --       --           --       --          --            --        111,603           --         111,603
Foreign currency
 translation
 (unaudited)                --       --           --       --          --            --           --          (22,239)      (22,239)
                      ----------  -------  -----------  -------  ----------  ------------  -----------  -------------   -----------

Balance -
 December 31, 2007
 (unaudited)                --    $  --     98,280,006  $98,280  $1,095,389  $       --    $(1,464,451) $    (205,213)  $  (475,995)
                      ==========  =======  ===========  =======  ==========  ============  ===========  =============   ===========


              The accompanying notes are an integral part of these
             unaudited condensed consolidated financial statements.


                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)


                                                                           Six Months Ended        For the Period
                                                                             December 31,            December 14,
                                                                     --------------------------    1998 (Inception)
                                                                                                   to December 31,
                                                                         2007           2006            2007
                                                                     -----------    -----------    --------------
Cash flows from operating activities
    Net income (loss)                                                $   111,603    $  (452,495)   $   (1,464,451)
    Adjustments to reconcile net income (loss) to net cash used in operating activities
       Gain on cancellation and settlement of debt                      (146,752)          --          (1,383,031)
       Depreciation and amortization                                      13,937          4,743            56,798
       Loss from write-off of deferred offering costs                       --           77,000
       Employee compensation paid by issued options and shares              --            4,000           285,461
       Consulting and other services paid by issued shares                  --             --             133,000
       Interest on promissory notes converted to paid-in capital            --             --              13,801
       Realized foreign currency exchange (gains) losses                 (45,302)          --            (108,693)
       Changes in operating assets and liabilities
          Accounts receivable                                               --             --             124,750
          Other receivables                                                2,500           --                --
          Inventory                                                         --             --              (1,277)
          Accounts payable                                                 3,098        (16,687)           70,195
          Accrued compensation and other accrued liabilities              45,758        396,008         1,630,559
                                                                     -----------    -----------    --------------

                Net cash used in operating activities                    (15,158)       (64,431)         (565,888)
                                                                     -----------    -----------    --------------

Cash flows from investing activities
    Purchases of property and equipment                                     --             --             (48,131)
    Payment for Australian trademark                                        --             --                (219)
                                                                     -----------    -----------    --------------

                Net cash used in investing activities                       --             --             (48,350)
                                                                     -----------    -----------    --------------

Cash flows from financing activities
    Bank overdraft                                                          --           (2,471)             --
    Proceeds from loans - related parties                                 29,109         11,837           467,091
    Repayments on loans - related parties                                   --          (29,885)         (331,865)
    Proceeds from loan - former director                                    --             --               7,500
    Proceeds from issuance of convertible notes                             --             --             365,000
    Proceeds from issuance of promissory notes                              --             --             156,355
    Repayments on promissory notes                                        (1,740)          --              (1,740)
    Proceeds from issuance of common stock                                  --          152,000           190,050
    Payments of deferred offering costs                                     --          (23,052)         (246,535)
                                                                     -----------    -----------    --------------

                Net cash provided by financing activities                 27,369        108,429           605,856
                                                                     -----------    -----------    --------------

Effect of exchange rate changes on cash and cash equivalents             (12,663)          (877)            9,070
                                                                     -----------    -----------    --------------

Net increase (decrease) in cash and cash equivalents                        (452)        43,121               688

Cash and cash equivalents, beginning of period                             1,140             95              --
                                                                     -----------    -----------    --------------

Cash and cash equivalents, end of period                             $       688    $    43,216    $          688
                                                                     ===========    ===========    ==============

              The accompanying notes are an integral part of these
             unaudited condensed consolidated financial statements.

                                       7

                   FIT FOR BUSINESS INTERNATIONAL, INC.
                      (A DEVELOPMENT STAGE COMPANY)
                      CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                               (Unaudited)



                                                                           Six Months Ended        For the Period
                                                                             December 31,            December 14,
                                                                     --------------------------    1998 (Inception)
                                                                                                   to December 31,
                                                                         2007           2006            2007
                                                                     -----------    -----------    --------------
Supplemental disclosure of cash flow information

    Cash paid during the period for

        Interest                                                     $      --      $      --      $         502
                                                                     ===========    ===========    ==============

        Income taxes                                                 $      --      $      --      $         --
                                                                     ===========    ===========    ==============


Supplemental disclosure of noncash investing and financing activities

     On March 24, 2007, the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. Pursuant to the agreement, Footfridge became a wholly owned subsidiary of the Company. Footfridge had minimal operations and its only significant asset was a patent for a certain heat reflection footwear device. Accordingly, the acquisition was recorded as an intangible asset purchase with no goodwill recognized. The patent was recorded at $1,000,000, which was the estimated fair value of the note payable on the acquisition date. This agreement was rescinded on August 21, 2007, whereby the promissory note was cancelled and the Footfridge common stock was returned to the seller. A total gain of $29,696 was recognized on the rescission of this acquisition and the related note payable.

     On August 14, 2007, the Company accepted the exercise of 1,434,006 options from Fort Street Equity, a principal shareholder of the Company, in consideration for a $28,680 reduction in the Company's note payable balance to Fort Street. Fort Street Equity is a related party, therefore no gain or loss was recognized on this equity transaction.

     The Company originally issued 1,000,000 shares of preferred stock to its President in 2004 pursuant to a reverse merger transaction. Each of these preferred shares was approved by the Company's Board of Directors to have 50 votes. In December 2007 while performing due diligence for the Company's pending sale, it was discovered that a certificate of designation was not properly filed with the Nevada Secretary of State for the Company's preferred shares. Due to the Company's failure to provide its President properly designated preferred shares and their related voting rights, the Company issued him 50,000,000 shares on December 31, 2007. These additional common shares provide the Company's President an equal number of voting rights to what he would have maintained in the event that the original preferred shares were validly authorized and designated by the Nevada Secretary of State.

     On December 31, 2007, the Company issued 20,000,000 shares to its President to settle debt totaling $134,176 owed to the President and his affiliated companies. No gain or loss was recognized on this transaction.





              The accompanying notes are an integral part of these
             unaudited condensed consolidated financial statements.

                      FIT FOR BUSINESS INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2007 AND 2006
                                   (Unaudited)


(1)     Nature of Business and Summary of Significant Accounting Policies

Organization and Basis of Presentation
--------------------------------------

Fit For Business International, Inc. ("FFBI" or the "Company") is a Nevada corporation in the development stage of providing products and services for: (i) corporate wellness programs which address business productivity, stress and absenteeism issues; (ii) living well programs directed primarily, but not exclusively, to individuals over 45 years of age; and, (iii) nutritional supplements manufactured and supplied by Herbalife Ltd. ("Herbalife"). The accompanying unaudited condensed consolidated financial statements of FFBI were prepared from the accounts of the Company under the accrual basis of accounting in United States dollars. In addition, these financial statements reflect the completion of a deemed reverse merger between FFBI and Fit For Business (Australia) Pty Limited ("FFB Australia"), which was effected on September 14, 2004.

Prior to the completion of the deemed reverse merger, FFBI was a dormant corporation with no assets or operations (essentially since its organization on May 30, 2001, and incorporation on July 31, 2001). The Company was originally incorporated under the name of Elli Tsab, Inc. On April 7, 2004, the name of the Company was changed to Patient Data Corporation. On January 13, 2005, the name of the Company was again changed to Fit For Business International, Inc. in order to better reflect the current business plan.

FFB Australia was organized as an Australian private company on December 14, 1998, and subsequently began certain marketing studies and corporate awareness programs to obtain customers for its products and services. In October 2003, FFB Australia initiated a capital formation activity through the private placement of certain convertible promissory notes which provided, through September 14, 2004, proceeds of $365,000. Subsequent to the completion of the deemed reverse merger, the liability associated with the convertible promissory notes was assumed by the Company. Thereafter, all of the promissory notes were converted into shares of common stock of FFBI.

In addition, in November 2003, FFB Australia commenced a capital formation activity to effect a deemed reverse merger with a corporation validly organized in the United States for the purpose of completing a Registration Statement on Form SB-2 with the Securities and Exchange Commission ("SEC"), and raising capital from the issuance of common stock in the public markets of up to $4.5 million. The initial capital formation activity through a deemed reverse merger and the issuance of common stock was unsuccessful. Subsequently, FFB Australia completed a deemed reverse merger with the Company, and FFBI has completed a registration of its common stock with the SEC pertaining to a second capital formation activity.

Prior to September 14, 2004, FFB Australia, aside from the capital formation and marketing activities described above, incurred other development stage operating costs and expenses related to its organization as an entity, receipt of a trademark in Australia for the name and related logo of Fit For Business, formation of a management team, accounting and tax preparation fees, consulting fees, travel, and other general and administrative expenses. For additional information relating to the development stage activities of the Company, see
Note 2.

Given that FFB Australia is considered to have acquired FFBI by a deemed reverse merger through an Exchange Agreement (see Note 6), and its stockholders currently have voting control of FFBI, the accompanying unaudited condensed consolidated financial statements and related note disclosures present the financial position as of December 31, 2007, and the operations for the three months and six months ended December 31, 2007 and December 31, 2006, and comparatives for the period from inception (December 14, 1998) through December 31, 2007, of FFB Australia under the name of FFBI. The deemed reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFB

Australia and FFBI brought forward at their historical bases. The costs associated with the reverse merger have been expensed as incurred.

On March 24, 2007, the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. Pursuant to the agreement, Footfridge became a wholly owned subsidiary of the Company. Footfridge had minimal operations and its only significant asset was a patent for a certain heat reflection footwear device. Accordingly, the acquisition was recorded as an intangible asset purchase with no goodwill recognized. The patent was recorded at $1,000,000, which was the estimated fair value of the note payable on the acquisition date. This agreement was rescinded on August 21, 2007, whereby the promissory note was cancelled and the Footfridge common stock was returned to the seller. A total gain of $29,750 was recognized on the rescission of this acquisition and the related note payable.

On January 16, 2008 the Company's President and principal shareholder entered into a stock purchase agreement with Route 32, LLC whereby the President would sell his current majority ownership stake in the Company for $500,000. The stock purchase agreement is expected to be finalized in January 2008.

If the above stock purchase transaction fails, Management will continue its attempt to seek a suitable Company to acquire or merge with and to raise additional equity and debt financing to sustain its current operations. The successful outcome of future activities cannot be determined at this time due to the current market conditions, and there are no assurances that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

The unaudited condensed financial statements included herein have been prepared in accordance with accounting principles generally accepted in United States of America for interim financial information and with the instructions to Form 10-QSB and Item 310(b) of Regulation S-B. They do not include all information and notes required by generally accepted accounting principles for complete financial statements. However, except as disclosed herein, there has been no material changes in the information disclosed in the notes to the consolidated financial statements included in the Annual Report on Form 10-KSB of Fit for Business International, Inc. for the fiscal year ended June 30, 2007. In the opinion of management, all adjustments (including normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the three month and six month periods ended December 31, 2007 are not necessarily indicative of the results that may be expected for any other interim period or the entire fiscal year. For further information, these unaudited condensed consolidated financial statements and the related notes should be read in conjunction with the Company's consolidated audited financial statements for the fiscal year ended June 30, 2007 included in the Company's Annual Report on For 10-KSB.

Cash and Cash Equivalents
-------------------------

For purposes of reporting within the statement of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

Accounts Receivable
-------------------

Accounts receivable consist of amounts due from sales of its license agreements. The Company establishes an allowance for doubtful accounts in amounts sufficient to absorb potential losses on accounts receivable. As of December 31, 2007, an allowance for doubtful accounts of $875,250 was deemed necessary on the Company's licensing agreements. This allowance was recorded against the related deferred revenue on these agreements (see Note 10). While management uses the best information available upon which to base estimates, future adjustments to the allowance may be necessary if economic conditions differ substantially from the assumptions used for the purpose of analysis.

Revenue Recognition
-------------------

The Company is in the development stage and has yet to realize significant revenues from planned operations. It has derived revenues principally from the sale of services related to wellness programs, and the sale of nutritional products, literature and training materials. The Company has also entered into a license agreements which entitle the licensee to provide a distribution network for the Company, use its logo and software, and market and promote its products and services. Revenue will be derived over the term of the license agreements once all terms and conditions have been met. Revenues are recognized by major categories under the following policies:

         For specific wellness program services, such as health risk assessment services, fitness programs, educational and other programs, and contracts pertaining to such services, revenue is realized as services are provided. Contracts for wellness program services are evidenced in writing, and as services are rendered, invoices for such services are rendered in accordance with contract terms.

         For sales of literature, training materials, and nutritional products, revenue is realized upon shipment to the customer and there are no unfulfilled company elements related to a customer's order. Orders for literature, materials, and nutritional products are evidenced in writing on customer and call center order documents. Payments are provided in cash, check or by credit card at the time orders are placed with the Company.

         For license agreements, revenue is realized from licensing activities related to various countries and geographic regions, which entitle licensees to provide a distribution network for the Company, the use of the Company logo, software and training materials, and the rights to market and promote the services of the Company. Revenue from such agreements is realized over the term and under the conditions of each specific license once all contract conditions have been met.

         Payments for licensing fees are generally received at the time the license agreements are executed, unless other terms for delayed payment are documented and agreed to between the parties. Under terms for delayed payment, the Company may require further assurances of payment under contract terms such as credit report information, and entity and personal guarantees.

Internal Web Site Development Costs
-----------------------------------

Under Emerging Issues Taskforce Statement 00-2, Accounting for Web Site Development Costs ("EITF 00-2"), costs and expenses incurred during the planning and operating stages of the Company's web site are expensed as incurred. Under EITF 00-2, costs incurred in the web site application and infrastructure development stages are capitalized by the Company and amortized to expense over the web site's estimated useful life or period of benefit. As of December 31, 2007, the Company had net capitalized costs of $1,036 related to its web site development.

Costs of Computer Software Developed or Obtained for Internal Use
-----------------------------------------------------------------

Under Statement of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"), the Company capitalizes external direct costs of materials and services consumed in developing or obtained internal-use computer software; payroll and payroll-related costs for employees who are directly associated with and who devote time to the internal-use computer software project; and, interest costs related to loans incurred for the development of internal-use software. As of December 31, 2007, the Company had net capitalized costs of $22,847 for projects related to the development of internal-use software.

Costs of Computer Software to be Sold or Otherwise Marketed
-----------------------------------------------------------

Under Statement of Financial Accounting Standards No. 86, Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed ("SFAS 86"), the Company capitalizes costs associated with the development of certain training software products held for sale when technological feasibility is established. Capitalized computer software costs of products held for sale are amortized over the useful life of the products from the software release date. As of December 31, 2007, the Company had not undertaken any projects related to the development of software products held for sale or to be otherwise marketed.

Advertising Costs
-----------------

Advertising costs are charged to operations when incurred, except for television or magazine advertisements, which are charged to expense when the advertising first takes place. The Company incurred no advertising costs during the six month periods ended December 31, 2007 and 2006.

Property and Equipment
----------------------

The components of property and equipment are stated at cost. Property and equipment costs are depreciated or amortized for financial reporting purposes over the useful lives of the related assets by the straight-line method. Useful lives utilized by the Company for calculating depreciation or amortization are as follows:

         Computer and office equipment                  5 years
         Furniture and fixtures                         10 years
         Internal web site development costs            3 years
         Developed Software                             5 years

Upon disposition of an asset, its cost and related accumulated depreciation or amortization are removed from the accounts, and any resulting gain or loss is recognized.

Impairment of Long-Lived Assets
-------------------------------

The Company accounts for its long-lived assets in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("SFAS 144"). SFAS 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the historical cost carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset's carrying value and the fair value or disposable value. As of December 31, 2007, the Company does not believe there has been any impairment of its long-lived assets.

Loss Per Common Share
---------------------

The Company adopted Statement of Financial Accounting Standards No. 128, Earnings Per Share ("SFAS 128"), that requires the reporting of both basic and diluted earnings (loss) per share. Basic earnings (loss) per share is computed by dividing net income (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings
(loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. In accordance with SFAS 128, any anti-dilutive effects on net earnings
(loss) per share are excluded. If such shares were included in diluted EPS, they would have resulted in weighted-average common shares of approximately 28.5 million and 24.9 million for the three months ended December 31, 2007 and 2006, and 27.4 million and 23.9 million for the six months ended December 31, 2007 and 2006. The effects of issuing such equity instruments would be considered dilutive for the six months ended December 31, 2007, and thus diluted EPS is reflected on the statement of operations for that period. Such amounts include shares potentially issuable under options that were outstanding during these periods.

Deferred Offering Costs
-----------------------

The Company defers as other assets the direct incremental costs of raising capital until such time as the offering is completed. At the time of the completion of the offering, the costs are charged against the capital raised. Should the offering be terminated, deferred offering costs are charged to operations during the period in which the offering is terminated.

Comprehensive Income (Loss)
---------------------------

The Company presents comprehensive income (loss) in accordance with Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("SFAS 130"). SFAS 130 states that all items that are required to be recognized under accounting standards as components of comprehensive income (loss) be reported in the financial statements. For the three months and six months ended December 31, 2007 and 2006, and the cumulative period from inception (December 14, 1998) through December 31, 2007, comprehensive income (loss) consisted of foreign currency translation adjustments as shown in the Company's statement of operations.

Income Taxes
------------

The Company accounts for income taxes pursuant to SFAS No. 109, Accounting for Income Taxes ("SFAS 109"). Under SFAS 109, deferred tax assets and liabilities are determined based on temporary differences between the bases of certain assets and liabilities for income tax and financial reporting purposes. The deferred tax assets and liabilities are classified according to the financial statement classification of the assets and liabilities generating the differences.

The Company maintains a valuation allowance with respect to deferred tax assets. The Company establishes a valuation allowance based upon the potential likelihood of realizing the deferred tax asset and taking into consideration the Company's financial position and results of operations for the current period. Future realization of the deferred tax benefit depends on the existence of sufficient taxable income within the carryforward period under the Federal tax laws.

Changes in circumstances, such as the Company generating taxable income, could cause a change in judgment about the realizability of the related deferred tax asset. Any change in the valuation allowance will be included in income in the period of the change in estimate.

Foreign Currency Translation
----------------------------

The Company accounts for foreign currency translation pursuant to SFAS No. 52, Foreign Currency Translation ("SFAS 52"). The Company's functional currency is the Australian dollar. All assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the respective periods. Translation adjustments are included in other comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

Fair Value of Financial Instruments
-----------------------------------

The Company estimates the fair value of financial instruments using the available market information and valuation methods. Considerable judgment is required in estimating fair value. Accordingly, the estimates of fair value may not be indicative of the amounts the Company could realize in a current market exchange. As of December 31, 2007, the carrying value of the Company's accounts payable, accrued liabilities, loans from related parties and promissory notes approximated fair value due to the nature and terms of maturity of these instruments.

Stock-Based Compensation
------------------------

The Company uses the fair value method to account for non-employee stock-based compensation in accordance with SFAS No. 123, Accounting for Stock-Based Compensation ("SFAS No. 123"), and FASB Emerging Issues Task Force, or EITF, Issue No. 96-18, Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services. Under the fair value method, all transactions in which goods or services are the consideration received for the issuance of equity instruments are accounted for based on the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable.

The Company accounts for the fair value of stock options granted to employees, stock options granted by a principal stockholder to employees, and common stock issued by a principal stockholder to employees under the fair value recognition provisions of SFAS No. 123, and SAB Topic 5.T., "Accounting for Expenses or Liabilities Paid by Principal Stockholder(s)." Fort Street Equity, Inc., as a principal stockholder, has provided stock option grants and common stock on behalf of the Company to employees and other parties which are described in Notes 6 and 11.

Estimates
---------

The financial statements are prepared on the basis of accounting principles generally accepted in the United States of America. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of December 31, 2007, and revenues and expenses for the three months and six months ended December 31, 2007 and 2006, and the cumulative period from inception. Actual results could differ from those estimates made by management.


(2)      Development Stage Activities and Going Concern

The Company is in the development stage of providing products and services for corporate business wellness programs; living well programs directed primarily, but not exclusively, to individuals over 45 years of age; and, nutritional supplements manufactured and supplied by Herbalife. As of December 31, 2007, FFBI had completed organization and reverse merger transactions, initial marketing and corporate awareness programs designed to obtain customers for its products and services, the receipt of a trademark in Australia for the name "Fit For Business", formation of a management team, and other activities related to capital formation, software development, and initial operations. Management of the Company was pursuing various sources of equity financing, and planned to raise approximately $4.5 million through the issuance of common stock for cash, and private investment in public equity ("PIPE") financing of its common stock. The issuance of common stock for cash, and the completion of PIPE financing were being conducted pursuant to the approval by the SEC of several Post-Effective Amendments to the Company's Registration Statement on Form SB-2 which approval was provided in March 2006. The proceeds from the these capital formation activities were to be used by the Company for the development and production of multi-media training programs, marketing and promotional literature and programs, web site enhancement, purchase of inventory, customer call center and computer hardware and software programs to be used to aid the Company's customer service representatives, and working capital required to hire additional staff and provide for an expected increase in operations.

There can be no assurance that the Company will be able to raise $4.5 million in equity capital through its current SEC related activities, or be successful in the sale of its products and services that will generate sufficient revenues to sustain the operations of the Company.

The accompanying unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. The Company has incurred operating losses since inception, has negative working capital as of December 31, 2007 totaling $423,042, and its cash resources are insufficient to meet its planned business objectives. These and other factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the possible inability of the Company to continue as a going concern.

(3)      Acquisition and Rescission of Footfridge Pty Ltd.

On March 24, 2007, the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. Pursuant to the agreement, Footfridge became a wholly owned subsidiary of the Company. Footfridge had minimal operations and its only significant asset was a patent for a certain heat reflection footwear device. Accordingly, the acquisition was recorded as an intangible asset purchase with no goodwill recognized. The patent was recorded at $1,000,000, which was the estimated fair value of the note payable on the acquisition date. This agreement was rescinded on August 21, 2007, whereby the promissory note was cancelled and the Footfridge common stock was returned to the seller. A total gain of $28,959 was recognized on the rescission of this acquisition and the related note payable.


(4)      Accrued Compensation

The Company has entered into employment, consulting, and other related agreements with its management and other personnel. Due to the Company's cash flow requirements, the parties to these contracts have agreed to defer payment of portions of their compensation under these agreements. Total accrued compensation as of December 31, 2007 under these contracts amounted to $173,392 which will be paid when the Company has sufficient funds available.
On August 16, 2007, the Company reached a settlement agreement with one of its former employees to rescind $117,793 of accrued compensation (inclusive of related accrued Australian payroll tax obligations), owed by the Company to this former employee.

On October 11, 2007 the Company issued 2,500,000 shares to its President to satisfy an accrued compensation liability of $25,000.


(5)      Convertible Debt

As discussed in Note 3, on March 24, 2007 the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. The note bore interest at 7% per annum and was secured by the Footfridge shares. A principal payment of $200,000 was due and payable on September 30, 2007, with the $800,000 remaining balance, plus accrued interest, payable on March 24, 2008. This $800,000 was convertible into common stock of the Company at a conversion rate of $0.10 per share. This promissory note was cancelled and the Footfridge common stock was returned to the seller, pursuant to rescission of the agreement on August 21, 2007 as described in Notes 1 and Note 3.


(6)      Common Stock Transactions and Capital Formation

Issuance of Common Stock
------------------------

On August 14, 2007, the Company accepted the exercise of 1,434,006 options from Fort Street Equity, a principal shareholder of the Company, in consideration for a $28,680 reduction in the Company's note payable balance to Fort Street. Fort Street Equity is a related party, therefore no gain or loss was recognized on this equity transaction.

On October 11, 2007 the Company issued 2,500,000 shares to its President to satisfy an accrued compensation liability of $25,000.

The Company originally issued 1,000,000 shares of preferred stock to its President in 2004 pursuant to a reverse merger transaction. Each of these preferred shares was approved by the Company's Board of Directors to have 50 votes. In December 2007 while performing due diligence for the Company's pending sale, it was discovered that a certificate of designation was not properly filed with the Nevada Secretary of State for the Company's preferred shares. Due to the Company's failure to provide its President properly designated preferred shares and their related voting rights, the Company issued him 50,000,000 shares on December 31, 2007. These additional common shares provide the Company's President an equal number of voting rights to what he would have maintained in the event that the original preferred shares were validly authorized and designated by the Nevada Secretary of State.

On December 31, 2007, the Company issued 20,000,000 shares to its President to settle debt totaling $134,176 owed to the President and his affiliated companies. No gain or loss was recognized on this transaction.

Stock Option Agreement and Stock Options Granted by Principal Stockholder
-------------------------------------------------------------------------

On July 25, 2004, the Company issued 2,000,000 options to Fort Street Equity, Inc. (see below) to purchase the same number of shares of its common stock for $10,000 in cash. The option period was initially through December 31, 2005, but was extended to December 31, 2007, by the Board of Directors of the Company, effective December 3, 2006. Pursuant to the extended terms of exercise, a total of $4,000 of additional compensation expense was recognized during the three months ended December 31, 2006. The exercise price of the options is the higher of $0.50 per share or the average-trading price of the Company's common stock over the preceding ten business days prior to exercise of the options, less a discount of 40 percent.

Fort Street Equity, Inc., as a principal stockholder and holder of 2,000,000 stock options to purchase common stock of the Company described above, provided stock option grants totaling 565,994 options on behalf of the Company to employees and other parties to acquire a like number of shares of common stock of the Company. The market price of the Company's common stock on the date of each stock option grant was $0.50 per share. The principal stockholder charged the grantees a total of $134,070 to acquire the options. The proceeds from the option transactions were subsequently loaned by the principal stockholder to the Company for working capital purposes under the terms of three promissory notes which are described in Note 11.

As described above, Fort Street Equity exercised all of its 1,434,006 options on August 14, 2007 as consideration for a $28,680 reduction in the Company's note payable balance. The remaining 565,994 options that were granted to employees and other parties expired unexercised on December 31, 2007.

The fair value of each option was estimated on the dates of grant using the Black-Scholes option-pricing model with the following assumptions:

   Average         Expected      Expected         Employee/          Life of
  Risk-Free       Volatility     Dividend        Nonemployee           the
Interest Rate         of          Yield           Exit Rate          Options
                    Stock
    3.81%           135.3%          0%                0%             160 days

There were no options outstanding as of December 31, 2007.

Stock Exchange Agreement
------------------------

On September 14, 2004, the Company entered into a Share Exchange Agreement (the "Exchange Agreement") with FFB Australia, whereby FFBI acquired all of the issued and outstanding capital stock of FFB Australia (81 shares) in exchange for 15,000,000 shares of common stock and 1,000,000 shares of preferred stock of the Company. Both the common stock and preferred stock of FFBI have a par value of $.001. The shares of preferred stock are non-participating, but each share is entitled to fifty (50) votes in a general meeting of the stockholders. As a result of the Exchange Agreement, the stockholders of FFB Australia control FFBI, and FFB Australia has been deemed to have effected a reverse merger for financial reporting purposes as of the date of the Exchange Agreement. The deemed reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFBI and FFB Australia brought forward at their historical bases.

From the common stock issued to Mark A. Poulsen, President and Chief Executive Officer of the Company under the Stock Exchange Agreement described above, 500,000 shares of common stock were issued to L.R. Global pursuant to the terms of a license agreement (see Note 10). Mr. Poulsen also issued shares of common stock that he received from the Exchange Agreement to satisfy the liabilities of the Company assumed by FFBI related to the compensation of six individuals. FFBI recognized the satisfaction of such liabilities by Mr. Poulsen as additional paid-in capital.

Capital Formation Activity
--------------------------

On November 10, 2003, FFBI entered into an agreement with Fort Street Equity, Inc. ("Fort Street") whereby Fort Street would assist FFBI with the following:
(i) the identification of a corporation validly organized in the United States with which the Company could realize a deemed reverse merger; and (ii) the completion and filing of a Registration Statement on Form SB-2 with the SEC for the purpose of raising capital from the issuance of common stock in the public markets of up to $4.5 million.

FFBI paid Fort Street two deposits against fees and costs amounting to $130,100. The initial capital formation activity conducted by FFBI and Fort Street was not successful due to the fact that the organization and completion of a deemed reverse merger with a validly organized corporation in the United States could not be effected. Further, as a result of the uncompleted deemed reverse merger, FFBI expensed $77,000 of the amount paid to Fort Street as unsuccessful offering costs.

FFBI and Fort Street initiated a second capital formation activity that resulted in the Exchange Agreement as described above, and the current activity to file a Registration Statement on Form SB-2 with the SEC which was completed in March 2006. These costs were comprised of legal, accounting and investor relations fees paid, and other professional, administrative, and filing fees incurred to complete the Form SB-2 registration process and capital formation activities.


(7)      Income Taxes

There was no provision (benefit) for income taxes for periods to December 31, 2007.

The Company had deferred income tax assets as of December 31, 2007, as follows:


            Loss carryforwards                        $    128,000
            Less: valuation allowance                      128,000
                                                      ------------

            Total net deferred tax assets             $       --
                                                      ============


As of December 31, 2007, the Company had net operating loss carryforwards for income tax reporting purposes of approximately $375,000 that may be offset against future taxable income. The net operating loss carryforwards expire in the years 2022-2027. Current tax laws limit the amount of loss available to be offset against future taxable income when a substantial change in ownership occurs or a change in the nature of the business. Therefore, the amount available to offset future taxable income may be limited. No tax benefit has been reported in the financial statements for the realization of loss carryforwards, as the Company believes there is high probability that the carryforwards will not be utilized in the foreseeable future. Accordingly, the potential tax benefits of the loss carryforwards are offset by a valuation allowance of the same amount.


(8)      Related Party Transactions

On December 31, 2007, the Company issued 20,000,000 shares to its President to settle debt totaling $134,176 owed to the President and his affiliated companies (Mark A. Poulsen & Associates Pty. Ltd. and Kamaneal Investments Pty. Ltd.). No gain or loss was recognized on this transaction.

Mark A. Poulsen & Associates Pty. Ltd. is an Australian private entity and stockholder of the Company. It is wholly owned by Mark A. Poulsen, President and Chief Executive Officer of the Company. As of December 31, 2007, the Company owed $0 to this entity.

Kamaneal Investments Pty. Ltd. is an Australian private company and stockholder of the Company owned by Mark A. Poulsen, President and Chief Executive Officer of the Company, and Karen Poulsen, his wife. The purpose of this company is to hold investments for Mr. and Mrs. Poulsen. As of December 31, 2007, the Company owed $0 to this entity.

As of December 31, 2007, the Company owed $16,701 to Mr. G.L. Ray, a stockholder of the Company, for an advance made. This amount owed was for working capital provided, is non-interest bearing, and has no terms for repayment.

As of December 31, 2007, the Company owed $9,644 to Mr. M. Troy, a stockholder of the Company, for an advance made. This amount owed was for working capital provided, is non-interest bearing, and has no terms for repayment.

As of December 31, 2007, the Company owed $10,520 to Mr. W. Hoskin, a stockholder of the Company, for an advance made. This amount owed was for working capital provided, is non-interest bearing, and has no terms for repayment.

The Company had a month-to-month expense sharing agreement for office rent and other common area expenses with Mark A. Poulsen & Associates Pty. Ltd. The expense sharing agreement replaced a lease arrangement between the Company and Mark A. Poulsen & Associates Pty. Ltd. that expired on November 30, 2004. For the six months ended December 31, 2007 and 2006, the Company accrued $0 and $8,463 in office rent and common area costs pertaining to this agreement. This agreement was terminated in May 2007.


(9)      Recent Accounting Pronouncements

SFAS No. 159 - In February 2007, the FASB issued Statement No. 159, The Fair Value Option for Financial Assets and Financial Liabilities--Including an amendment of FASB Statement No. 115. This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board's long-term measurement objectives for accounting for financial instruments. This Statement applies to all entities, including not-for-profit organizations. Most of the provisions of this Statement apply only to entities that elect the fair value option. However, the amendment to FASB Statement No. 115, Accounting for Certain Investments in Debt and Equity Securities, applies to all entities with available-for-sale and trading securities. Some requirements apply differently to entities that do not report net income. This Statement is effective as of the beginning of an entity's first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FASB Statement No. 157, Fair Value Measurements. No entity is permitted to apply this Statement retrospectively to fiscal years preceding the effective date unless the entity chooses early adoption. The choice to adopt early should be made after issuance of this Statement but within 120 days of the beginning of the fiscal year of adoption, provided the entity has not yet issued financial statements, including required notes to those financial statements, for any interim period of the fiscal year of adoption. This Statement permits application to eligible items existing at the effective date (or early adoption date). The Company adopted this Statement on January 1, 2008, and does not believe that it will have a significant impact on its results of operations or financial position.

SFAS No. 141(R) - In December 2007, the FASB issued Statement No. 141(R), Business Combinations. The objective of this Statement is to improve the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial reports about a business combination and its effects. To accomplish that, this Statement establishes principles and requirements for how the acquirer (a) Recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree; (b) recognizes and measures the goodwill acquired in the business combination or a gain from a bargain purchase; and (c) determines what information to disclose to enable users of the financial statements to evaluate the nature and financial effects of the business combination.

This Statement applies to all transactions or other events in which an entity (the acquirer) obtains control of one or more businesses (the acquirer), including those sometimes referred to as "true mergers" or "mergers of equals" and combinations achieved without the transfer of consideration, for example, by contract alone or through the lapse of minority veto rights. This Statement applies to all business entities, including mutual entities that previously used the pooling-of-interests method of accounting for some business combinations. It does not apply to:

   o  The formation of a joint venture

   o The acquisition of an asset or a group of assets that does not constitute a business
   o  A combination between entities or businesses under common control
   o A combination between not-for-profit organizations or the acquisition of a for-profit business by a not-for-profit organization.

This Statement replaces FASB Statement No. 141, Business Combinations. This Statement retains the fundamental requirements in Statement 141 that the acquisition method of accounting (which Statement 141 called the purchase method) be used for all business combinations and for an acquirer to be identified for each business combination. This Statement defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control. Statement 141 did not define the acquirer, although it included guidance on identifying the acquirer, as does this Statement. This Statement's scope is broader than that of Statement 141, which applied only to business combinations in which control was obtained by transferring consideration. By applying the same method of accounting - the acquisition method - to all transactions and other events in which one entity obtains control over one or more other businesses, this Statement improves the comparability of the information about business combinations provided in financial reports.

This Statement applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. An entity may not apply it before that date.

The Company is currently evaluating SFAS 141(R), and has not yet determined its potential impact on its future results of operations or financial position.

SFAS No. 160 - In December 2007, the FASB issued Statement No. 160, Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51. A noncontrolling interest, sometimes called a minority interest, is the portion of equity in a subsidiary not attributable, directly or indirectly, to a parent. The objective of this Statement is to improve the relevance, comparability, and transparency of the financial information that a reporting entity provides in its consolidated financial statements by establishing accounting and reporting standards that require:

   o The ownership interests in subsidiaries held by parties other than the parent be clearly identified, labeled, and presented in the consolidated statement of financial position within equity, but separate from the parent's equity.

   o The amount of consolidated net income attributable to the parent and to the noncontrolling interest be clearly identified and presented on the face of the consolidated statement of income.

   o Changes in a parent's ownership interest while the parent retains its controlling financial interest in its subsidiary be accounted for consistently. A parent's ownership interest in a subsidiary changes if the parent purchases additional ownership interests in its subsidiary or if the parent sells some of its ownership interests in its subsidiary. It also changes if the subsidiary reacquires some of its ownership interests or the subsidiary issues additional ownership interests. All of those transactions are economically similar, and this Statement requires that they be accounted for similarly, as equity transactions.

   o When a subsidiary is deconsolidated, any retained noncontrolling equity investment in the former subsidiary be initially measured at fair value. The gain or loss on the deconsolidation of the subsidiary is measured using the fair value of any noncontrolling equity investment rather than the carrying amount of that retained investment.

   o Entities provide sufficient disclosures that clearly identify and distinguish between the interests of the parent and the interests of the noncontrolling owners.

This Statement applies to all entities that prepare consolidated financial statements, except not-for-profit organizations, but will affect only those entities that have an outstanding noncontrolling interest in one or more subsidiaries or that deconsolidate a subsidiary. Not-for-profit organizations should continue to apply the guidance in Accounting Research Bulletin No. 51, Consolidated Financial Statements, before the amendments made by this Statement, and any other applicable standards, until the Board issues interpretative guidance.

This Statement amends ARB 51 to establish accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. It clarifies that a noncontrolling interest in a subsidiary is an ownership interest in the consolidated entity that should be reported as equity in the consolidated financial statements. Before this Statement was issued, limited guidance existed for reporting noncontrolling interests. As a result, considerable diversity in practice existed. So-called minority interests were reported in the consolidated statement of financial position as liabilities or in the mezzanine section between liabilities and equity. This Statement improves comparability by eliminating that diversity.

This Statement is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2008. Earlier adoption is prohibited. The effective date of this Statement is the same as that of the related Statement 141(R). This Statement shall be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied, except for the presentation and disclosure requirements. The presentation and disclosure requirements shall be applied retrospectively for all periods presented.

The Company is currently evaluating SFAS 160 and has not yet determined its potential impact on its future results of operations or financial position.

(10)      License Agreements

First License Agreement
-----------------------

On August 24, 2004, the Company entered into a non-assignable license agreement (the "License Agreement") with L.R. Global Marketing Pty. Ltd. ("L.R. Global"). Pursuant to the License Agreement, L.R. Global has the right or license, for a period of ten years, to use of the Company's logo, management information system, and other material within Australia and New Zealand. L.R. Global will assist in identifying new clients for the Company, and recruiting account executive and customer service representatives. Under the terms of the License Agreement, L.R. Global was obligated to pay the Company $500,000 on or before December 31, 2004, for the grant of the license. As of December 31, 2004, L.R. Global had only paid $117,750 toward the fee for the license, and was in default under the License Agreement.

On January 14, 2005, the Company and L.R. Global entered into an extension agreement whereby the terms of the License Agreement for payment of the remaining amount of the $500,000 license fee were extended to May 31, 2005. As of May 31, 2005, the balance of the License Agreement fees had not been paid, and L.R. Global was in default under the License Agreement and amendment.

Subsequently, on June 14, 2005, the Company and L.R. Global entered into a second extension whereby the terms of the License Agreement were amended as follows: (i) for consideration of $7,000 paid by L.R. Global as a partial payment of the license fee, the due date for the payment of the remaining balance of the license fee was extended to a date within sixty (60) days following the first date on which the common stock of the Company is quoted on the OTC Bulletin Board or other recognized stock exchange; and, (ii) the two principals of L.R. Global, Laraine Richardson and Dianne Waghorne, provided personal guarantees to the Company for payment of the remaining balance of the license fee in the event that the balance owed is not repaid by L.R. Global.

The delay experienced in collecting the remaining amount of the license fee from L.R. Global was due primarily to the extended period required by the Company to complete its capital formation activities, including the effective date of its Registration Statement on Form SB-2 with the SEC. The principals of L.R. Global informed the management of the Company that L.R. Global entered into the License Agreement with the understanding that the Company would implement its plan of operations (including the completion of its capital formation activities) in February 2005. At that time, L.R. Global was committed to provide additional sales and marketing resources, and pay the remaining amount of the license fee due. Further, as a result of additional discussions with the principals of L.R. Global and review of available credit information, management of the Company believed that: (i) L.R. Global would honor the terms of the License Agreement, and had sufficient operations and financial resources to pay the remaining amount owed to the Company, (ii) complete payment of the license fee would be accomplished under the terms of the second extension agreement dated June 14, 2005, and (iii) the personal guarantees of the principals of L.R. Global provided sufficient additional assurance of collectibility under Australian law.

On May 2, 2006, the common stock of the Company began trading on the OTC Bulletin Board under the stock symbol FFBU. On May 23, 2006, the two principals of L.R. Global were notified by the Company of the date trading began of the Company's common stock on the OTC Bulletin Board, and that the balance of the license fee owed would be due and payable to the Company 60 days from that date. On July 6, 2006, the Company received a letter from the legal counsel for L.R. Global advising the management of the Company that payment of the remaining license fee would not be forthcoming due to alleged verbal misrepresentations made to the principals of L.R. Global by the management of the Company and principal stockholder as to the value of the common stock of the Company that would be achieved by the end of the first week and the end of the first month of trading on the OTC Bulletin Board. The principals of L.R. Global have disclosed to the Company through legal counsel that it was their understanding and expectation that the remaining amount due under the License Agreement would be satisfied from the sale of a portion or all of the 500,000 shares of common stock provided to L.R. Global by Mark A Poulsen, President and Chief Executive Officer of the Company (see below). Due to the fact that the trading price of the common stock of the Company in early July 2006, was insufficient to provide proceeds from the sale of the 500,000 shares of common stock owned by L.R. Global in an amount sufficient to satisfy the remaining amount due to the Company under the License Agreement, L.R. Global is asserting alleged damages for misrepresentation, negligent misstatement and/or breaches of Section 52 of the Australian Trade Practices Act of 1974, and has refused payment of the amount owed. Management of the Company denies that it had any responsibility as to the value of its common stock in relation to the amount owed by L.R. Global, and has demanded payment in full. Currently, negotiations are continuing between the Company and the principals of L.R. Global to receive full payment of the amount owed, but the Company has not sought to enforce the collection or personal guarantees provided under the terms of the second extension to the License Agreement dated June 14, 2005 by legal action. As a result of this lack of enforcement by the Company, a reserve for doubtful accounts in the amount of $375,250 was recorded in the financial statements during the year ended June 30, 2006. Further, due to the matters described above pertaining to the lack of completion of its capital formation activities by collection of the amount owed, the Company has not recognized revenue to-date from this License Agreement.

From the shares issued to Mark A. Poulsen, President and Chief Executive Officer of the Company, under the Exchange Agreement described in Note 6, L.R. Global received 500,000 shares of common stock. The purpose of the transfer was to further involve L.R. Global in the Company as a stockholder, and to provide an incentive for L.R. Global to perform under the License Agreement. Management of the Company maintains that the transfer of shares of common stock to L.R. Global by Mark A. Poulsen was a private transaction between the parties, and not part of the Exchange Agreement to be recognized in the financial statements of the Company.

Second License Agreement
------------------------

On September 13, 2006, the Company entered into a License Agreement (the "Second License Agreement") with Mr. Bruce Gilling of Miami, Florida, a related party. Mr. Gilling is also an option holder to purchase 50,000 shares of the Company's common under an Option Purchase Agreement with Fort Street (see Note 11). Per the Second License Agreement, Mr. Gilling as the right, for a period of ten (10) years, to the use of the Company's logo, web based management information system, marketing and promotional literature, processes, systems, intellectual property, and attend the Company's events for the purpose of generating new customers for the Company, and for training account executives and customer service representatives. Pursuant to the original license terms, the fee for the Second License Agreement was $500,000 payable as follows:

         On or before October 16, 2006                           $    20,000
         On January 30, 2007                                     $    80,000
         Balance to be invoiced each year for four years         $   400,000

Also under the Second License Agreement, Mr. Gilling would be entitled to 100,000 stock options to purchase a like number of shares of unregistered common stock of the Company at a 40% discount from market following the payment of the license fee of $80,000 that was scheduled for January 2007. He would also receive 100,000 options to purchase a like number of unregistered shares of common of common stock of the Company at a 40% discount from market on each occasion that he invoices $1,000,000 in retail sales of the Company's products and services. Lastly, the Company is to have first right of refusal to purchase the resultant shares of common stock received by Mr. Gilling under the Second License Agreement at the then prevailing market price of the common stock or less.

The Company has not received any of the above payments on this license. Due to the uncertainties surrounding the terms of the license and collection of the first two installments, the Company has recorded an allowance for doubtful accounts to reduce the net accounts receivable and deferred revenue balances to zero.


(11)     Promissory Notes - Fort Street Equity, Inc.

On May 10, 2005, the Ralston Superannuation Fund ("Ralston Fund") entered into an Option Purchase Agreement with Fort Street whereby the Ralston Fund agreed to purchase 100,000 stock options of the Company held by Fort Street for the amount of $19,050. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. The Trustee for the Ralston Fund is Leanne Ralston, the wife of Prins A. Ralston. Mr. Ralston was the Senior Vice President and Chief Operating Officer of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated May 11, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to the Ralston Fund 100,000 shares of its common stock for no consideration or modification of the Option Purchase Agreement described above.

On June 14, 2005, Mr. Bruce Gilling, an unrelated party, entered into an Option Purchase Agreement with Fort Street whereby the Mr. Gilling agreed to purchase 50,000 stock options of the Company held by Fort Street for the amount of $15,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated June 19, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation.

On July 1, 2005, Therese Mulherin, a former part-time employee of the Company, entered into two Option Purchase Agreements with Fort Street whereby the Ms. Mulherin agreed to purchase 277,576 stock options of the Company held by Fort Street for $60,240. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of two separate promissory notes dated July 1, 2005. Each promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the notes, together with any remaining interest, is December 31, 2009. Interest payments on the promissory notes are payable to Fort Street bi-annually and at the maturity date of the obligations. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to Ms. Mulherin 277,576 of its common stock for no consideration or modification of the Option Purchase Agreement described above.

On August 19, 2005, Mr. Mark Hoey, a stockholder of the Company, entered into an Option Purchase Agreement with Fort Street whereby Mr. Hoey agreed to purchase 66,666 stock options of the Company held by Fort Street for the amount of $20,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated August 29, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to Mr. Hoey 66,666 shares of its common stock for no consideration or modification of the Option Purchase Agreement described above.

On August 26, 2005, the Kelly Superannuation Fund, an unrelated party, entered into an Option Purchase Agreement with Fort Street whereby the Fund agreed to purchase 16,666 stock options of the Company held by Fort Street for the amount of $5,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated August 29, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted 16,666 shares of its common stock to the Kelly Superannuation Fund for no consideration or modification of the Option Purchase Agreement described above.

On September 14, 2005, Sandra L. Wendt, Vice President and Chief Financial Officer of the Company, entered into an Option Purchase Agreement with Fort Street whereby Mrs. Wendt agreed to purchase 13,420 stock options of the company held by Fort Street for the amount of $2,280. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated September 14, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted 13,720 shares of its common stock on behalf of the Company to Ms. Wendt. The value of the common stock provided amounted to $6,710, and has been recognized as compensation expense and additional paid-in capital of the Company in the financial statements during the year ended June 30, 2006. There was no modification of the Option Purchase Agreement described above as a result of the grant of the common stock by the principal stockholder.

On September 23, 2005, Keith Appleby, an unrelated party, entered into an Option Purchase Agreement with Fort Street whereby Mr. Appleby agreed to purchase 16,666 stock options of the Company held by Fort Street for the amount of $5,000. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated September 23, 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted 16,666 shares of its common stock to Mr. Appleby for no compensation or modification of the Option Purchase Agreement described above.

On September 26, 2005, Neil Wendt, a related party, entered into an Option Purchase Agreement with Fort Street whereby Mr. Wendt agreed to purchase 25,000 stock options of the Company held by Fort Street for the amount of $7,500. The stock options entitle the holder to purchase a like number of shares of common stock of the Company. Fort Street subsequently loaned the proceeds from the sale of the stock options to the Company under the terms of a promissory note dated September 26, 2005. The Company received the proceeds from the promissory note in early October 2005. The promissory note is unsecured, and carries an interest rate of five (5) percent per annum. The maturity date of the note, together with any remaining interest, is December 31, 2009. Interest payments on the promissory note are payable to Fort Street bi-annually and at the maturity date of the obligation. In addition, on March 22, 2006, Fort Street, as a principal stockholder of the Company, granted to Mr. Wendt 25,000 shares of its common stock for no compensation or modification of the Option Purchase Agreement described above.

The total proceeds received by the Company for the above sales of 565,994 stock options by Fort Street amounted to $134,070. Additional amounts totaling $34,714 were loaned to the Company by Fort Street directly under the same terms as described above. The total amount payable to Fort Street at December 31, 2007 under this obligation is $138,762, plus accrued interest of $18,601. The Company made a principal repayment of $1,740 during the quarter ended December 31, 2007. The note is unsecured, carries an interest rate of five (5) percent per annum, and matures on December 31, 2009.

(12)     Commitments and Contingencies

In November 2005, the Company was notified by the SEC that in light of the proximity in timing between the sales of 565,994 stock options held by Fort Street to various parties and the loans evidenced by promissory notes made by Fort Street to the Company (as described in Note 11), such sales of options by Fort Street are believed to be a primary offering of securities by an underwriter on behalf of the Company under Section 5 of the Securities Act of 1933 (the "33 Act"). If it is determined that such transactions constitute a primary offering by or on behalf of the Company in violation of Section 5 of the 33 Act, then the Company may be subject to remedial sanctions. Such sanctions may include the payment of disgorgement, prejudgment interest and civil or criminal penalties. Management of the Company is not aware of any pending claims for sanctions against it based on Section 5 of the 33 Act, and intends to vigorously defend against any such claims if they arise. However, due to the notification by the SEC, the Company has classified the promissory notes, amounting to $138,762, and accrued interest of $18,601, as of December 31, 2007, as amounts subject to rescission in the accompanying balance sheet.

(13)     Subsequent Event

On January 16, 2008 the Company's President and principal shareholder entered into a stock purchase agreement with Route 32, LLC whereby the President would sell his current majority ownership stake in the Company for $500,000. The stock purchase agreement is expected to be finalized in January 2008.

Item 2.  Management's Discussion and Analysis or Plan of Operation

Management's Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of our financial condition. The discussion should be read in conjunction with our financial statements and notes thereto appearing in this prospectus. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. Our actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.

Forward-Looking Statements

The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of our results of operations and financial condition. The discussion should be read in conjunction with our financial statements and notes thereto appearing in this prospectus. The following discussion and analysis contains forward-looking statements, which involve risks and uncertainties. Our actual results may differ significantly from the results, expectations and plans discussed in these forward-looking statements.

Overview

Fit For Business International, Inc. ("FFBI" or the "Company") is a Nevada corporation in the development stage of providing products and services for: (i) corporate wellness programs which address business productivity, stress and absenteeism issues; (ii) living well programs directed primarily, but not exclusively, to individuals over 45 years of age; and, (iii) nutritional supplements manufactured and supplied by Herbalife Ltd. ("Herbalife"). The accompanying consolidated financial statements of FFBI were prepared from the accounts of the Company under the accrual basis of accounting in United States dollars. In addition, these financial statements reflect the completion of a deemed reverse merger between FFBI and Fit For Business (Australia) Pty Limited ("FFB Australia"), which was effected on September 14, 2004.

Prior to the completion of the deemed reverse merger, FFBI was a dormant corporation with no assets or operations (essentially since its organization on May 30, 2001, and incorporation on July 31, 2001). The Company was originally incorporated under the name of Elli Tsab, Inc. On April 7, 2004, the name of the Company was changed to Patient Data Corporation. On January 13, 2005, the name of the Company was again changed to Fit For Business International, Inc. in order to better reflect the current business plan.

FFB Australia was organized as an Australian private company on December 14, 1998, and subsequently began certain marketing studies and corporate awareness programs to obtain customers for its products and services. In October 2003, FFB Australia initiated a capital formation activity through the private placement of certain convertible promissory notes which provided, through September 14, 2004, proceeds of $365,000. Subsequent to the completion of the deemed reverse merger, the liability associated with the convertible promissory notes was assumed by the Company. Thereafter, all of the promissory notes were converted into shares of common stock of FFBI.

In addition, in November 2003, FFB Australia commenced a capital formation activity to effect a deemed reverse merger with a corporation validly organized in the United States for the purpose of completing a Registration Statement on Form SB-2 with the Securities and Exchange Commission ("SEC"), and raising capital from the issuance of common stock in the public markets of up to $4.5 million. The initial capital formation activity through a deemed reverse merger and the issuance of common stock was unsuccessful. Subsequently, FFB Australia completed a deemed reverse merger with the Company, and FFBI has completed a registration of its common stock with the SEC pertaining to a second capital formation activity.

Prior to September 14, 2004, FFB Australia, aside from the capital formation and marketing activities described above, incurred other development stage operating costs and expenses related to its organization as an entity, receipt of a trademark in Australia for the name and related logo of Fit For Business, formation of a management team, accounting and tax preparation fees, consulting fees, travel, and other general and administrative expenses.

Given that FFB Australia is considered to have acquired FFBI by a deemed reverse merger through an Exchange Agreement, and its stockholders currently have voting control of FFBI, the accompanying unaudited condensed consolidated financial statements and related note disclosures present the financial position as of December 31, 2007, and the operations for the three months and six months ended December 31, 2007 and December 31, 2006, and comparatives for the period from inception (December 14, 1998) through December 31, 2007, of FFB Australia under the name of FFBI. The deemed reverse merger has been recorded as a recapitalization of the Company, with the net assets of FFB Australia and FFBI brought forward at their historical bases. The costs associated with the reverse merger have been expensed as incurred.

On March 24, 2007, the Company acquired 100% of the common stock of Footfridge Pty Ltd ("Footfridge") in exchange for a $1,000,000 convertible promissory note. Pursuant to the agreement, Footfridge became a wholly owned subsidiary of the Company. Footfridge had minimal operations and its only significant asset was a patent for a certain heat reflection footwear device. Accordingly, the acquisition has been recorded as an intangible asset purchase with no goodwill recognized. The patent was recorded at $1,000,000, which was the estimated fair value of the note payable on the acquisition date. This agreement was rescinded on August 21, 2007, whereby the promissory note was cancelled and the Footfridge common stock was returned to the seller.

On January 16, 2008 the Company's President and principal shareholder entered into a stock purchase agreement with Route 32, LLC whereby the President would sell his current majority ownership stake in the Company for $500,000. The stock purchase agreement is expected to be finalized in January 2008.

If the above stock purchase transaction fails, Management will continue its attempt to seek a suitable Company to acquire or merge with and to raise additional equity and debt financing to sustain its current operations. The successful outcome of future activities cannot be determined at this time due to the current market conditions, and there are no assurances that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

In November 2005, the Company was notified by the SEC that in light of the proximity in timing between the sales of 565,994 stock options held by Fort Street to various parties and the loans evidenced by promissory notes made by Fort Street to the Company (as described in Note 11), such sales of options by Fort Street are believed to be a primary offering of securities by an underwriter on behalf of the Company under Section 5 of the Securities Act of 1933 (the "33 Act"). If it is determined that such transactions constitute a primary offering by or on behalf of the Company in violation of Section 5 of the 33 Act, then the Company may be subject to remedial sanctions. Such sanctions may include the payment of disgorgement, prejudgment interest and civil or criminal penalties. Management of the Company is not aware of any pending claims for sanctions against it based on Section 5 of the 33 Act, and intends to vigorously defend against any such claims if they arise. However, due to the notification by the SEC, the Company has classified the promissory notes, amounting to $138,762, and accrued interest of $18,601, as of December 31, 2007, as amounts subject to rescission in the accompanying balance sheet.

Critical Accounting Policies

Our financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). In connection with the preparation of the financial statements, we are required to make assumptions and estimates about future events, and apply judgments that affect the reported amounts of assets, liabilities, revenues, expenses and the related disclosure. We base our assumptions, estimates and judgments on historical experience, current trends and other factors that management believes to be relevant at the time the financial statements are prepared. On a regular basis, management reviews our accounting policies, assumptions, estimates and judgments to ensure that our financial statements are presented fairly and in accordance with U.S. GAAP. However, because future events and their effects cannot be determined with certainty, actual results could differ from our assumptions and estimates, and such differences could be material.

Our significant accounting policies are discussed in Note 1 of the notes to financial statements. Certain critical policies are presented below.

     Revenue Recognition
     -------------------

     We are in the development stage and have yet to realize significant revenues from planned operations. We have derived revenues principally from the sale of services related to wellness programs, literature and training materials. We have also entered into a license agreement for Australia and New Zealand which entitles the licensee to provide a distribution network for us, use our logo and software, and market and promote our products and services. Revenue will be derived over the term of the license agreement once all terms and conditions have been met. Revenues are recognized by major categories under the following policies:

     For specific wellness program services, such as health risk assessment services, fitness programs, educational and other programs, and contracts pertaining to such services, revenue is realized as services are provided. Contracts for wellness program services are evidenced in writing, and as services are rendered, invoices for such services are rendered in accordance with contract terms.

     For sales of literature and training materials, revenue is realized upon shipment to the customer and there are no unfulfilled company elements related to a customer's order. Orders for literature and materials are evidenced in writing on customer and call center order documents. Payments are provided in cash, check or by credit card at the time orders are placed with us.

     For license agreements, revenue is realized from licensing activities related to various countries and geographic regions, which entitle licensees to provide a distribution network for us, the use of our logo, software and training materials, and the rights to market and promote our services. Revenue from such agreements is realized over the term and under the conditions of each specific license once all contract conditions have been met. Payments for licensing fees are generally received at the time the license agreements are executed, unless other terms for delayed payment are documented and agreed to between the parties. Under terms for delayed payment, we may require further assurances of payment under contract terms such as credit report information, and entity and personal guarantees.

     Costs of Computer Software Developed or Obtained for Internal Use
     -----------------------------------------------------------------

     Under State of Position 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use ("SOP 98-1"), we capitalize external direct costs of materials and services consumed in developing or obtained internal-use computer software; payroll and payroll-related costs for employees who are directly associated with and who devote time to the internal-use computer software project; and, interest costs related to loans incurred for the development of internal-use software.

     Foreign Currency
     ----------------

     The Company accounts for foreign currency translation pursuant to SFAS No. 52, Foreign Currency Translation ("SFAS 52"). The Company's functional currency is the Australian dollar. All assets and liabilities are translated into United States dollars using the current exchange rate at the end of each fiscal period. Revenues and expenses are translated using the average exchange rates prevailing throughout the period. Translation adjustments are included in accumulated comprehensive income (loss) for the period. Certain transactions of the Company are denominated in United States dollars. Translation gains or losses related to such transactions are recognized for each reporting period in the related statement of operations and comprehensive income (loss).

     As a result of such currency fluctuations and the conversion to United States dollars for financial reporting purposes, we may experience fluctuations in our operating results on an annual or quarterly basis going forward. We have not in the past, but may in the future, hedge against fluctuations in exchange rates. Future hedging transactions may not successfully mitigate losses caused by currency fluctuations.

Results of Operations for the Three Months Ended December 31, 2007 and 2006

Revenues
--------

We had no revenues for the three months ended December 31, 2007, compared to revenues of $4,639 for the three months ended December 31, 2006.

Cost of Sales
-------------

Cost of sales was $0 for the three months ended December 31, 2007 as compared to $2,033 for the same period ended December 31, 2006.

Selling, General and Administrative Expenses
--------------------------------------------

Selling, general and administrative expenses for the three months ended December 31, 2007 were $19,141 compared to $192,074 for the three months ended December 31, 2006. During the three months ended December 31, 2006, we incurred $152,757 in wages, compensation and related taxes that were not incurred in three months ended December 31, 2007 due to our lack of revenues and sufficient working capital.

Other Income (Expense)
----------------------

For the three months ended December 31, 2007, we reported miscellaneous income of $3,740 and incurred interest expense totaling $2,854. For the three months ended December 31, 2006, we incurred interest expense totaling $6,053.


Results of Operations for the Six Months Ended December 31, 2007 and 2006

Revenues
--------

Our revenues for the six months ended December 31, 2007 totaled $495, compared to revenues of $7,507 for the six months ended December 31, 2006.

Cost of Sales
-------------

Cost of sales was $435 for the six months ended December 31, 2007 as compared to $2,730 for the same period ended December 31, 2006.

Selling, General and Administrative Expenses
--------------------------------------------

Selling, general and administrative expenses for the six months ended December 31, 2007 were $23,979 compared to $453,745 for the six months ended December 31, 2006. During the six months ended December 31, 2006, we incurred $393,610 in wages, compensation and related taxes, versus only $25,062 of these expenses during the six months ended December 31, 2007.

Other Income (Expense)
----------------------

For the six months ended December 31, 2007, we reported income relating to the cancellation and settlement of debt totaling $146,752, other income of $3,763, and interest expense of $14,993. The gain on the cancellation and settlement of debt included a $117,793 gain from the settlement of an accrued compensation agreement and $28,959 cancellation of indebtedness related to the rescission of our previous acquisition of Footfridge. For the six months ended December 31, 2006, we incurred interest expense totaling $3,527.

Liquidity and Capital Resources

During the six months ended December 31, 2007, the Company received proceeds of $29,109 in loans from related parties. Of the amounts received, $15,158 was used in operations, and $1,740 was used to repay promissory notes. The balance of cash and cash equivalents as of December 31, 2007 was $688.

During the six months ended December 31, 2006, the Company received $152,000 from the sale of common stock and proceeds of $11,837 in loans from related parties. Of the amounts received, $64,431 was used in our operations, $2,471 to cover a cash overdraft, $23,052 to pay costs related to our stock offering, and $29,885 to repay loans to related parties. The balance of cash and cash equivalents as of December 31, 2006 was $43,216.

In the course of the activities described above, we have sustained operating losses and expect such losses to continue in the foreseeable future. To date, we have not generated sufficient revenues to achieve profitable operations or positive cash flow from operations. As of December 31, 2007, we had a working capital deficit of $423,042 and an accumulated deficit of $1,464,451. There is no assurance that profitable operations, if ever achieved, will be sustained on a continuing basis.

Our footnotes for the six months ended December 31, 2007 and 2006 contain an explanatory paragraph which indicates that we have recurring losses from operations, and our working capital is insufficient to meet our planned business objectives. This report also states that, because of these losses, there is substantial doubt about our ability to continue as a going concern. This report and the existence of these recurring losses from operations may make it more difficult for us to raise additional debt or equity financing needed to run our business, and are not viewed favorably by analysts or investors. Furthermore, if we are unable to complete our planned merger or raise a significant amount of proceeds form our offering, this may cause our cessation of business resulting in investors losing the value of their investment in us.

Off Balance Sheet Arrangements
------------------------------

We have no off-balance sheet arrangements.